                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus describes nine separate diversified investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

    The EQUITY VALUE FUND'S investment objective is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that the Fund's investment adviser believes are undervalued and exhibit acceptable levels of risk.

    The EQUITY GROWTH FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that the Fund's investment adviser believes have above-average earnings potential.

    The EQUITY INCOME FUND'S investment objective is to seek current income and capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential.

    The INTERNATIONAL EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 75% of its total assets in the equity securities of foreign issuers.

    The SMALL COMPANY EQUITY FUND'S investment objective is to seek capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies with market value capitalizations of $1.5 billion or less that the Fund's investment adviser believes represent the potential for significant capital appreciation. Under normal market and economic conditions, the Fund will invest at least 65% of its assets in the equity securities of companies with market value capitalizations of $1.5 billion or less.

    The ASSET ALLOCATION FUND'S investment objective is to seek a high total return by providing both a current level of income that is greater than that produced by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Due to the Fund's expenses, however, net income distributed to shareholders may be less than that of the averages. The Fund attempts to achieve this objective and at the same time reduce volatility by allocating its assets in varying amounts among short-term obligations, common stocks, preferred stocks and bonds.

    The SMALL CAP VALUE FUND'S investment objective is to provide long-term capital appreciation. The Fund attempts to achieve this objective by investing, under normal market and economic conditions, at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1.5 billion.

    The GROWTH AND INCOME FUND'S investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies believed to have prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The STRATEGIC EQUITY FUND'S investment objective is to seek long-term capital appreciation. The Fund attempts to achieve this objective by investing primarily in the securities of companies that the Fund's investment adviser believes are reasonably priced and offer favorable return potential relative to other securities. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

pro100

    This Prospectus describes the Retail A Shares and Retail B Shares representing interests in the Funds (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue three additional series of shares in each Fund: Trust Shares, which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans, and A Prime Shares and B Prime Shares, which are offered under a separate prospectus to customers of selected broker/ dealers. Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses that reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet or its parent, Fleet Financial Group, Inc., and affiliates. Oechsle International Advisors, LLC serves as the sub-adviser to the International Equity Fund.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statements of Additional Information relating to the Retail Shares of the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statements of Additional Information are available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statements of Additional Information, as they may be amended from time to time, are incorporated by reference in their entireties into this Prospectus.

                                OCTOBER 31, 1998

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, PRIME RESERVES, GOVERNMENT RESERVES, TAX-EXEMPT RESERVES, SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME, HIGH QUALITY BOND, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1998 of approximately $100.7 billion. Oechsle International Advisors, LLC ("Oechsle") serves as the sub-adviser to the International Equity Fund. Oechsle is the successor to Oechsle International Advisors, L.P., which had discretionary management authority over approximately $12.6 billion of assets as of June 30, 1998. See "Management of the Funds--Investment Adviser and Sub-Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-nine mutual funds should your investment goals change.

    Q: HOW CAN I BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased on behalf of Customers of FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .30% of the average daily net asset value of such Shares. Retail B Shares of the Funds may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .95% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "How to Purchase Shares--Other Purchase Information" and "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum requirements for investors purchasing Retail Shares through registered representatives who are Fleet Bank employees or for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Net realized capital gains of each Fund are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charges. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: One or more of the Funds may invest in foreign securities either directly or indirectly through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and, in the case of certain of the Funds, Global Depository Receipts ("GDRs"). Investments in foreign securities incur higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about individual companies, less market liquidity, and political instability. See "Investment Objectives and Policies--Special Risk Considerations--Foreign Securities." The Small Company Equity and Small Cap Value Funds invest primarily in small capitalization stocks. The Growth and Income Fund invests primarily in growth-oriented equity securities, which may include securities of issuers with small capitalizations. As a result, these Funds may be more volatile than, and may fluctuate independently of, broad stock market indices. See "Investment Objectives and Policies." The Small Cap Value and Growth and Income Funds may invest in lower-rated convertible securities, which are high-yield, high-risk bonds that are typically subject to greater market fluctuations and may be more difficult to value or dispose of than higher-rated, lower-yielding bonds. See "Investment Objectives and Policies--Other Investment Policies and Risk Considerations--Convertible Securities." One or more of the Funds may also invest in certain "derivative" securities, such as put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange transactions and certain asset-backed and mortgage-backed securities. Derivative securities derive their value from the performance of underlying assets, interest or currency exchange rates and indices and as a result entail additional market and credit risks. See "Investment Objectives and Policies--Other Investment Policies and Risk Considerations--Derivative Securities."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to sales or additional CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plan ("SEP") and Keogh Plan accounts which can be established by contacting First Data Distributors, Inc. Retail Shares are also available for purchase through Multi-Employee Retirement Plan ("MERP") accounts which can be established by Customers directly with Fleet Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares of the Funds on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and Retail B Shares, and (ii) the operating expenses for Retail A Shares and Retail B Shares of each Fund. Shareholder Transaction Expenses are charges you pay when buying or selling shares of a Fund. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                            EQUITY                EQUITY                EQUITY             INTERNATIONAL         SMALL COMPANY
                             VALUE                GROWTH                INCOME                EQUITY                EQUITY
                             FUND                  FUND                  FUND                  FUND                  FUND
                      -------------------   -------------------   -------------------   -------------------   -------------------
                       RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     RETAIL     RETAIL
                      A SHARES   B SHARES   A SHARES   B SHARES   A SHARES   B SHARES   A SHARES   B SHARES   A SHARES   B SHARES
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

SHAREHOLDER
TRANSACTION EXPENSES
--------------------
Maximum Front-End
 Sales Charge
 Imposed on
 Purchases (as a
 percentage of
 offering price)....    3.75%(1)     None     3.75%(1)     None     3.75%(1)     None     3.75%(1)     None     3.75%(1)     None
Maximum Deferred
 Sales Charge (as a
 percentage of
 offering price)....      None     5.00%(2)     None     5.00%(2)     None     5.00%(2)     None     5.00%(2)     None     5.00%(2)
Sales Charge Imposed
 on Reinvested
 Dividends..........      None       None       None       None       None       None       None       None       None       None
Redemption
 Fees(3)............      None       None       None       None       None       None       None       None       None       None
Exchange Fees.......      None       None       None       None       None       None       None       None       None       None

ANNUAL FUND
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS)
--------------------
Advisory Fees (After
 Fee Waivers).......     .75%       .75%       .75%       .75%       .75%       .75%       .65%       .66%       .75%       .75%
12b-1 Fees (After
 Fee Waivers)(4)....      None      .95%        None      .95%        None      .95%        None      .95%        None      .94%
Other Expenses
 (After Fee
 Waivers)...........     .65%       .42%       .63%       .39%       .68%       .40%      1.00%       .47%       .78%       .47%
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
Total Fund Operating
 Expenses (After Fee
 Waivers)...........    1.40%      2.12%      1.38%      2.09%      1.43%      2.10%      1.65%      2.08%      1.53%      2.16%
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   --------   --------   --------   --------   --------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares-- Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently pay 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

                                   ASSET ALLOCATION           SMALL CAP           GROWTH AND INCOME        STRATEGIC EQUITY
                                         FUND                 VALUE FUND                 FUND                    FUND
                                 --------------------    --------------------    --------------------    --------------------
                                  RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL      RETAIL
                                 A SHARES    B SHARES    A SHARES    B SHARES    A SHARES    B SHARES    A SHARES    B SHARES
                                 --------    --------    --------    --------    --------    --------    --------    --------

SHAREHOLDER TRANSACTION
EXPENSES
------------------------------
Maximum Front-End Sales Charge
 Imposed on Purchases (as a
 percentage of offering
 price).......................      3.75%(1)     None       3.75%(1)     None       3.75%(1)     None       3.75%(1)     None
Maximum Deferred Sales Charge
 (as a percentage of offering
 price).......................       None       5.00%(2)     None       5.00%(2)     None       5.00%(2)     None       5.00%(2)
Sales Charge Imposed on
 Reinvested Dividends.........       None        None        None        None        None        None        None        None
Redemption Fees(3)............       None        None        None        None        None        None        None        None
Exchange Fees.................       None        None        None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE
NET ASSETS)
------------------------------
Advisory Fees (After Fee
 Waivers).....................       .75%        .75%        .75%        .75%        .75%        .75%        .55%        .55%
12b-1 Fees(4).................       None        .95%        None        .95%        None        .95%        None        .95%
Other Expenses (After Fee
 Waivers).....................       .67%        .45%        .56%        .42%        .53%        .36%        .95%        .60%
                                 --------    --------    --------    --------    --------    --------    --------    --------
Total Fund Operating Expenses
 (After Fee Waivers)..........      1.42%       2.15%       1.31%       2.12%       1.28%       2.06%       1.50%       2.10%
                                 --------    --------    --------    --------    --------    --------    --------    --------
                                 --------    --------    --------    --------    --------    --------    --------    --------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares-- Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions made during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charges--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently pay 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

--------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                                    1 YEAR    3 YEARS   5 YEARS   10 YEARS
                                                    -------   -------   -------   --------
Equity Value Fund (Retail A Shares)(1)............    $52       $80       $111      $197
Equity Value Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $132      $207(3)
  Assuming no redemption..........................    $21       $65       $112      $207(3)
Equity Growth Fund (Retail A Shares)(1)...........    $51       $79       $109      $195
Equity Growth Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $131      $204(3)
  Assuming no redemption..........................    $21       $65       $111      $204(3)
Equity Income Fund (Retail A Shares)(1)...........    $52       $81       $112      $200
Equity Income Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $131      $207(3)
  Assuming no redemption..........................    $21       $65       $111      $207(3)
International Equity Fund (Retail A Shares)(1)....    $54       $88       $124      $224
International Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $21       $94       $130      $217(3)
  Assuming no redemption..........................    $21       $64       $110      $217(3)
Small Company Equity Fund (Retail A Shares)(1)....    $53       $84       $117      $211
Small Company Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $72       $97       $134      $215(3)
  Assuming no redemption..........................    $22       $67       $114      $215(3)
Asset Allocation Fund (Retail A Shares)(1)........    $52       $81       $112      $199
Asset Allocation Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $96       $134      $209(3)
  Assuming no redemption..........................    $22       $66       $114      $209(3)
Small Cap Value Fund (Retail A Shares)............    $51       $77       $106      $187
Small Cap Value Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95       $132      $202(3)
  Assuming no redemption..........................    $21       $65       $112      $202(3)
Growth and Income Fund (Retail A Shares)..........    $50       $76       $104      $184
Growth and Income Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $94       $129      $197(3)
  Assuming no redemption..........................    $21       $64       $109      $197(3)
Strategic Equity Fund (Retail A Shares)(1)........    $53       $83        N/A       N/A
Strategic Equity Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)......................................    $71       $95        N/A       N/A
  Assuming no redemption..........................    $21       $65        N/A       N/A

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.
(3)  Based on conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Retail A and/or Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Retail A Shares and Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Growth and Income Funds and Retail A Shares of the Equity Income, International Equity and Small Cap Value Funds is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses each Fund expects to incur during the current fiscal year on its Retail A Shares and/or Retail B Shares. The information in the Expense Summary and Example with respect to Retail A Shares and Retail B Shares of the Strategic Equity Fund and Retail B Shares of the Equity Income, International Equity and Small Cap Value Funds is based on expenses which each Fund expects to incur during the current fiscal year on its Retail A and/or Retail B Shares. Without voluntary fee waivers by Fleet, (i) Advisory Fees would be .90% and .90% for Retail A Shares and Retail B Shares, respectively, of the International Equity Fund and .75% and
 .75% for Retail A Shares and Retail B Shares, respectively, of the Strategic Equity Fund, (ii) 12b-1 Fees would be .95% for Retail B Shares of the Small Company Equity Fund, (iii) Other Expenses would be .66% for Retail A Shares of the Small Cap Value Fund, .60% for Retail A Shares of the Growth and Income Fund and 1.03% for Retail A Shares of the Strategic Equity Fund, and (iv) Total Fund Operating Expenses would be 1.91% and 2.33% for Retail A Shares and Retail B Shares, respectively, of the International Equity Fund, 2.17% for Retail B Shares of the Small Company Equity Fund, 1.41% for Retail A Shares of the Small Cap Value Fund, 1.35% for Retail A Shares of the Growth and Income Fund and 1.78% and 2.30% for Retail A Shares and Retail B Shares of the Strategic Equity Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statements of Additional Information. Any fees that are charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes the Retail A Shares and Retail B Shares in the Funds. Galaxy is also authorized to issue three additional series of shares in each Fund ("Trust Shares," "A Prime Shares" and "B Prime Shares"), which are offered under separate prospectuses. As described below under "Description of Galaxy and Its Shares," Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares represent equal pro rata interests in a Fund, except that (i) Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan for Retail A Shares at an annual rate of up to .30% of the average daily net asset value of each Fund's outstanding Retail A Shares,
(ii) Retail B Shares of the Funds bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to
 .95% of the average daily net asset value of each Fund's outstanding Retail B Shares, (iii) A Prime Shares of the Funds bear the expenses incurred under Galaxy's Distribution Plan for A Prime Shares at an annual rate of up to .25% of the average daily net asset value of each Fund's outstanding A Prime Shares,
(iv) B Prime Shares of the Funds bear the expenses incurred under Galaxy's Distribution and Services Plan for B Prime Shares at an annual rate of up to 1.00% of the average daily net asset value of each Fund's outstanding B Prime Shares, and (v) Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares bear differing transfer agency expenses.

    Except as noted below, the following financial highlights have been audited by PricewaterhouseCoopers LLP, Galaxy's independent accountants, whose unqualified report on the financial statements containing such information for each of the years or periods in the five-year period ended October 31, 1997 is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 and incorporated herein by reference into the Statements of Additional Information. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Galaxy's Annual and Semi-Annual Reports to Shareholders dated October 31, 1997 and April 30, 1998, respectively, and incorporated by reference into the Statements of Additional Information. Information in the financial highlights presented below with respect to Retail A Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds for periods prior to the fiscal year ended October 31, 1994 reflects the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Equity Value and Equity Growth Funds were first offered during the fiscal year/period ended October 31, 1991 and Retail A Shares of the Equity Income Fund were first offered during the fiscal year ended October 31, 1992).

    The Small Cap Value Fund and Growth and Income Fund commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Small Cap Value Fund" and the "Predecessor Growth and Income Fund," respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold two series of shares of beneficial interest that were similar to the Funds' Retail A Shares and Trust Shares, respectively. Information in the financial highlights presented below for the Small Cap Value and Growth and Income Funds for periods prior to the fiscal year ended October 31, 1996 represents the investment results of the Predecessor Small Cap Value and Predecessor Growth and Income Funds' Investment Shares (the series that is similar to the Retail A Shares of the Small Cap Value and Growth and Income Funds).

    More information about the performance of the Funds is also contained in Galaxy's Annual and Semi-Annual Reports, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above. During the periods shown, Retail B Shares of the Equity Income, International Equity and Small Cap Value Funds were not offered to investors.

                              EQUITY VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED        --------------------------------------------------------------------
                                      APRIL 30, 1998                                         1996
                                       (UNAUDITED)                   1997            --------------------       1995       1994
                                  ----------------------     --------------------                 RETAIL      --------   --------
                                   RETAIL        RETAIL       RETAIL      RETAIL      RETAIL        B          RETAIL     RETAIL
                                  A SHARES      B SHARES     A SHARES    B SHARES    A SHARES    SHARES(3)     SHARES     SHARES
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Net Asset Value, Beginning of
 Period.........................  $  18.21      $ 18.24      $  15.96    $ 15.99     $  14.33    $ 14.74      $  13.31   $  13.12
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Income from Investment
 Operations:
  Net investment income(4,5)....      0.04        (0.02)         0.11         --         0.14       0.04          0.22       0.18
  Net realized and unrealized
   gain (loss) on investments...      2.92         2.92          4.16       4.17         2.74       1.25          2.24       0.45
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
      Total from Investment
       Operations:..............      2.96         2.90          4.27       4.17         2.88       1.29          2.46       0.63
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Less Dividends:
  Dividends from net investment
   income.......................     (0.04)          --         (0.12)     (0.02)       (0.14)     (0.04)        (0.23)     (0.16)
  Dividends from net realized
   capital gains................     (3.20)       (3.20)        (1.90)     (1.90)       (1.11)        --         (1.21)     (0.28)
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
      Total Dividends...........     (3.24)       (3.20)        (2.02)     (1.92)       (1.25)     (0.04)        (1.44)     (0.44)
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Net increase (decrease) in net
 asset value....................     (0.28)       (0.30)         2.25       2.25         1.63       1.25          1.02       0.19
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Net Asset Value, End of
 Period.........................  $  17.93      $ 17.94      $  18.21    $ 18.24     $  15.96    $ 15.99      $  14.33   $  13.31
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
                                  ---------     --------     ---------   --------    ---------   --------     --------   --------
Total Return(8).................     19.38%(6)    18.96%(6)     29.48%     28.60%       21.49%      8.80%(6)     20.81%      4.97%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)......................  $246,841      $22,565      $182,641    $14,958     $131,998    $ 1,916      $ 96,555   $ 74,001
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.......................      0.42%(7)    (0.25)%(7)     0.63%     (0.13)%       1.00%      0.43%(7)      1.62%      1.45%
  Operating expenses including
   reimbursement/ waiver........      1.34%(7)     2.01%(7)      1.38%      2.07%        1.45%      1.94%(7)      1.49%      1.08%
  Operating expenses excluding
   reimbursement/ waiver........      1.34%(7)     2.01%(7)      1.38%      2.38%        1.45%      2.24%(7)      1.50%      1.11%
Portfolio Turnover Rate.........        49%(6)       49%(6)       111%       111%         116%       116%           76%        71%
Average Commission Rate
 Paid(9)........................  $ 0.0557      $0.0557      $ 0.0601    $0.0601     $ 0.0605    $0.0605           N/A        N/A


                                                                                            PERIOD ENDED
                                                                                              OCT. 31,
                                   1993(2)     1992(2)    1991(2)     1990(2)    1989(2)     1988(1,2)
                                  ---------   ---------   --------    --------   --------   ------------
Net Asset Value, Beginning of
 Period.........................  $   11.41   $   11.52   $   9.45    $  11.51   $  10.41     $ 10.00
                                  ---------   ---------   --------    --------   --------   ------------
Income from Investment
 Operations:
  Net investment income(4,5)....       0.19        0.26       0.37        0.39       0.36        0.03
  Net realized and unrealized
   gain (loss) on investments...       2.14        0.33       2.41       (1.37)      1.10        0.38
                                  ---------   ---------   --------    --------   --------   ------------
      Total from Investment
       Operations:..............       2.33        0.59       2.78       (0.98)      1.46        0.41
                                  ---------   ---------   --------    --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income.......................      (0.20)      (0.27)     (0.37)      (0.38)     (0.36)         --
  Dividends from net realized
   capital gains................      (0.42)      (0.43)     (0.34)      (0.70)        --          --
                                  ---------   ---------   --------    --------   --------   ------------
      Total Dividends...........      (0.62)      (0.70)     (0.71)      (1.08)     (0.36)         --
                                  ---------   ---------   --------    --------   --------   ------------
Net increase (decrease) in net
 asset value....................       1.71       (0.11)      2.07       (2.06)      1.10        0.41
                                  ---------   ---------   --------    --------   --------   ------------
Net Asset Value, End of
 Period.........................  $   13.12   $   11.41   $  11.52    $   9.45   $  11.51     $ 10.41
                                  ---------   ---------   --------    --------   --------   ------------
                                  ---------   ---------   --------    --------   --------   ------------
Total Return(8).................      21.18%       5.66%     30.45%      (9.43)%    14.19%       4.10%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)......................  $ 176,107   $ 133,578   $ 99,601    $ 92,893   $ 92,366     $75,774
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.......................       1.52%       2.24%      3.25%       3.66%      3.25%       1.89%(7)
  Operating expenses including
   reimbursement/ waiver........       0.97%       0.94%      0.94%       0.95%      0.97%       0.95%(7)
  Operating expenses excluding
   reimbursement/ waiver........       0.97%       0.94%      0.94%       0.95%      0.98%       0.94%(7)
Portfolio Turnover Rate.........         50%        136%        40%         94%        44%          4%(6)
Average Commission Rate
 Paid(9)........................        N/A         N/A        N/A         N/A        N/A         N/A

--------------------------

(1)  The Fund commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share for Retail A Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994, 1993, 1992, 1991, 1990 and 1989 and for
     the period ended October 31, 1988 was $0.04, $0.11, $0.14, $0.22, $0.18,
     $0.19, $0.26, $0.37, $0.39 and $0.36, respectively.
(5) Net investment income (loss) per share for Retail B Shares before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the six months ended April 30, 1998 (unaudited), for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.02), $(0.03) and $0.01, respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.

                             EQUITY GROWTH FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                    YEAR ENDED OCTOBER 31,
                                     SIX MONTHS ENDED        --------------------------------------------------------------------
                                      APRIL 30, 1998                                          1996
                                       (UNAUDITED)                   1997             --------------------      1995       1994
                                  ----------------------     --------------------                  RETAIL     --------   --------
                                   RETAIL        RETAIL       RETAIL      RETAIL       RETAIL        B         RETAIL     RETAIL
                                  A SHARES      B SHARES     A SHARES    B SHARES     A SHARES    SHARES(3)    SHARES     SHARES
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Net Asset Value, Beginning of
 Period.........................  $  25.14      $ 24.91      $  20.37    $ 20.26      $  17.29    $ 18.77     $  14.18   $  13.76
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Income from Investment
 Operations:
  Net investment income
   (loss)(4,5)..................      0.02        (0.03)         0.07      (0.09)(10)     0.10      (0.01)        0.14       0.17
  Net realized and unrealized
   gain (loss) on investments...      4.20         4.12          6.05       6.02          3.39       1.50         3.28       0.47
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
      Total from Investment
       Operations:..............      4.22         4.09          6.12       5.93          3.49       1.49         3.42       0.64
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Less Dividends:
  Dividends from net investment
   income.......................     (0.02)          --         (0.07)        --         (0.11)        --        (0.14)     (0.16)
  Dividends from net realized
   capital gains................     (3.84)        3.84         (1.28)     (1.28)        (0.30)        --        (0.17)     (0.06)
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
      Total Dividends...........     (3.86)        3.84         (1.35)     (1.28)        (0.41)        --        (0.31)     (0.22)
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Net increase (decrease) in net
 asset value....................      0.36         0.25          4.77       4.65          3.08       1.49         3.11       0.42
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Net Asset Value, End of
 Period.........................  $  25.50      $ 25.16      $  25.14    $ 24.91      $  20.37    $ 20.26     $  17.29   $  14.18
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
                                  ---------     --------     ---------   --------     ---------   --------    --------   --------
Total Return(8).................     19.54%(6)    19.09%(6)     31.61%     30.78%        20.51%      7.95%(6)    24.54%      4.72%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)......................  $307,670      $30,663      $226,330    $20,363      $160,800    $ 3,995     $ 98,911   $ 70,338
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.......................      0.17%(7)    (0.52)%(7)     0.30%     (0.40)%        0.50%     (0.16)%(7)     0.85%     1.22%
  Operating expenses including
   reimbursement/waiver.........      1.32%(7)     2.01%(7)      1.37%      2.07%         1.40%      1.92%(7)     1.45%      0.98%
  Operating expenses excluding
   reimbursement/waiver.........      1.32%(7)     2.01%(7)      1.37%      2.30%         1.40%      2.29%(7)     1.47%      0.99%
Portfolio Turnover Rate.........        26%(6)       26%(6)        66%        66%           36%        36%          14%        18%
Average Commission Rate
 Paid(9)........................  $ 0.0604      $0.0604      $ 0.0601    $0.0601      $ 0.0615    $0.0615          N/A        N/A


                                                          PERIOD ENDED
                                                          OCTOBER 31,
                                   1993(1)     1992(2)     1991(1,2)
                                  ---------   ---------   ------------
Net Asset Value, Beginning of
 Period.........................  $   12.90   $   11.99     $ 10.00
                                  ---------   ---------   ------------
Income from Investment
 Operations:
  Net investment income
   (loss)(4,5)..................       0.15        0.17        0.16
  Net realized and unrealized
   gain (loss) on investments...       0.95        0.91        1.97
                                  ---------   ---------   ------------
      Total from Investment
       Operations:..............       1.10        1.08        2.13
                                  ---------   ---------   ------------
Less Dividends:
  Dividends from net investment
   income.......................      (0.15)      (0.17)      (0.14)
  Dividends from net realized
   capital gains................      (0.09)         --          --
                                  ---------   ---------   ------------
      Total Dividends...........      (0.24)      (0.17)      (0.14)
                                  ---------   ---------   ------------
Net increase (decrease) in net
 asset value....................       0.86        0.91        1.99
                                  ---------   ---------   ------------
Net Asset Value, End of
 Period.........................  $   13.76   $   12.90     $ 11.99
                                  ---------   ---------   ------------
                                  ---------   ---------   ------------
Total Return(8).................       8.58%       9.10%      21.39%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)......................  $ 427,298   $ 224,630     $92,224
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.......................       1.20%       1.37%       1.46%(7)
  Operating expenses including
   reimbursement/waiver.........       0.97%       0.95%       0.83%(7)
  Operating expenses excluding
   reimbursement/waiver.........       0.97%       0.95%       0.83%(7)
Portfolio Turnover Rate.........         16%         22%         16%(6)
Average Commission Rate
 Paid(9)........................        N/A         N/A         N/A

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended October 31,
     1991 was $0.02, $0.07, $0.10, $0.13, $0.17, $0.15, $0.17 and $0.16,
     respectively.
(5) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.03), $(0.14) and $(0.03), respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.
(10) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                             EQUITY INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED OCTOBER 31,
                              SIX MONTHS ENDED   ------------------------------------------------------------------
                               APRIL 30, 1998
                                (UNAUDITED)        1997        1996        1995       1994
                              ----------------   ---------   ---------   --------   --------                          PERIOD ENDED
                                   RETAIL         RETAIL      RETAIL      RETAIL     RETAIL                           OCTOBER 31,
                                  A SHARES       A SHARES    A SHARES     SHARES     SHARES     1993(2)    1992(2)     1991(1,2)
                              ----------------   ---------   ---------   --------   --------   ---------   --------   ------------

Net Asset Value, Beginning
 of Period..................      $  18.82       $   16.91   $   14.98   $  12.74   $  12.85   $   11.85   $  11.29      $10.00
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
Income from Investment
 Operations:
  Net investment
   income(3)................          0.12            0.30        0.30       0.28       0.30        0.30       0.30        0.29
  Net realized and
   unrealized gain (loss) on
   investments..............          3.11            3.35        2.47       2.47       0.07        1.09       0.76        1.26
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
      Total from Investment
       Operations:..........          3.23            3.65        2.77       2.75       0.37        1.39       1.06        1.55
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
Less Dividends:
  Dividends from net
   investment income........         (0.13)          (0.30)      (0.30)     (0.30)     (0.29)      (0.28)     (0.30)      (0.26)
  Dividends from net
   realized capital gains...         (1.58)          (1.44)      (0.54)     (0.21)     (0.19)      (0.11)     (0.20)         --
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
      Total Dividends:......         (1.71)          (1.74)      (0.84)     (0.51)     (0.48)      (0.39)     (0.50)      (0.26)
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
Net increase (decrease) in
 net asset value............          1.52            1.91        1.93       2.24      (0.11)       1.00       0.56        1.29
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
Net Asset Value, End of
 Period.....................      $  20.34       $   18.82   $   16.91   $  14.98   $  12.74   $   12.85   $  11.85      $11.29
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
                                  --------       ---------   ---------   --------   --------   ---------   --------      ------
Total Return(6).............         18.38%(4)       23.28%      19.01%     22.23%      2.94%      11.85%      9.71%      15.61%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)..................      $215,567       $ 169,276   $ 126,952   $ 81,802   $ 63,532   $ 123,970   $ 21,778      $7,096
Ratios to average net
 assets:
  Net investment income
   including
   reimbursement/waiver.....          1.27%(5)        1.70%       1.86%      2.08%      2.45%       2.34%      2.84%       2.72%(5)
  Operating expenses
   including
   reimbursement/waiver.....          1.34%(5)        1.39%       1.40%      1.49%      1.11%       1.16%      1.03%       0.85%(5)
  Operating expenses
   excluding
   reimbursement/waiver.....          1.34%(5)        1.41%       1.40%      1.51%      1.12%       1.22%      1.54%       1.39%(5)
Portfolio Turnover Rate.....            22%(4)          37%         45%        21%        31%         27%        18%         77%(4)
Average Commission Rate
 Paid(7)....................      $ 0.0571       $  0.0598   $  0.0620        N/A        N/A         N/A        N/A         N/A

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994, 1993 and 1992 and for the period ended October 31,
     1991 was $0.12, $0.30, $0.30, $0.28, $0.30, $0.29, $0.25 and $0.23,
     respectively.
(4)  Not Annualized.
(5)  Annualized.
(6) Calculation does not include the effect of any sales charge for Retail A Shares.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          INTERNATIONAL EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                  SIX MONTHS                      YEAR ENDED OCTOBER 31,
                                     ENDED        ------------------------------------------------------
                                APRIL 30, 1998
                                  (UNAUDITED)       1997        1996        1995       1994
                                ---------------   ---------   ---------   --------   --------              PERIOD ENDED
                                    RETAIL         RETAIL      RETAIL      RETAIL     RETAIL                OCTOBER 31,
                                   A SHARES       A SHARES    A SHARES     SHARES     SHARES    1993(2)      1992(1,2)
                                ---------------   ---------   ---------   --------   --------   --------   -------------
Net Asset Value, Beginning of
 Period.......................      $ 15.18        $ 13.94     $ 12.92    $  13.20   $  12.13   $   9.66      $ 10.00
                                    -------       ---------   ---------   --------   --------   --------   -------------
Income from Investment
 Operations:
  Net investment income
   (loss)(3)..................        (0.01)          0.01        0.11        0.11       0.06       0.02         0.06
  Net realized and unrealized
   gain (loss) on
   investments................         3.11           2.09        1.27       (0.21)      1.02       2.51        (0.40)
                                    -------       ---------   ---------   --------   --------   --------   -------------
      Total from Investment
       Operations:............         3.10           2.10        1.38       (0.10)      1.08       2.53        (0.34)
                                    -------       ---------   ---------   --------   --------   --------   -------------
Less Dividends:
  Dividends from net
   investment income..........        (0.07)         (0.18)      (0.12)      (0.02)     (0.01)     (0.06)          --
  Dividends from net realized
   capital gains..............        (0.36)         (0.68)      (0.24)      (0.16)        --         --           --
                                    -------       ---------   ---------   --------   --------   --------   -------------
      Total Dividends.........        (0.43)         (0.86)      (0.36)      (0.18)     (0.01)     (0.06)          --
                                    -------       ---------   ---------   --------   --------   --------   -------------
Net increase (decrease) in net
 asset value..................         2.67           1.24        1.02       (0.28)      1.07       2.47        (0.34)
                                    -------       ---------   ---------   --------   --------   --------   -------------
Net Asset Value, End of
 Period.......................      $ 17.85        $ 15.18     $ 13.94    $  12.92   $  13.20   $  12.13      $  9.66
                                    -------       ---------   ---------   --------   --------   --------   -------------
                                    -------       ---------   ---------   --------   --------   --------   -------------
Total Return(6)...............        21.10%(4)      15.88%      10.86%      (0.64)%     8.91%     26.36%       (3.40)%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................      $66,244        $56,592     $35,144    $ 30,104   $ 32,887   $ 39,246      $12,584
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......        (0.19)%(5)      0.03%       0.78%       0.84%      0.69%      0.37%        1.19%(5)
  Operating expenses including
   reimbursement/waiver.......         1.50%(5)       1.60%       1.70%       1.76%      1.49%      1.57%        1.61%(5)
  Operating expenses excluding
   reimbursement/waiver.......         1.75%(5)       1.85%       1.98%       2.03%      1.79%      2.04%        2.79%(5)
Portfolio Turnover Rate.......           29%(4)         45%        146%         48%        39%        29%          21%(4)
Average Commission Rate
 Paid(7)......................      $0.0343        $0.0214     $0.0381         N/A        N/A        N/A          N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $(0.02), $(0.01), $0.07, $0.08, $0.03, $0.00 and $0.00, respectively.
(4)  Not Annualized.
(5)  Annualized.
(6) Calculation does not include the effect of any sales charge for Retail A Shares.
(7)  Required for fiscal years beginning on or after September 1, 1995.

                          SMALL COMPANY EQUITY FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED OCTOBER 31,
                                 SIX MONTHS ENDED         -----------------------------------------------------------------------
                                  APRIL 30, 1998                                           1996
                                   (UNAUDITED)                    1997             ---------------------       1995       1994
                              ----------------------      ---------------------                  RETAIL      --------   ---------
                               RETAIL        RETAIL        RETAIL       RETAIL      RETAIL         B          RETAIL     RETAIL
                              A SHARES      B SHARES      A SHARES     B SHARES    A SHARES     SHARES(3)     SHARES     SHARES
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
Net Asset Value, Beginning
 of Period..................  $   20.94     $ 20.73       $   19.96    $ 19.91     $   16.28    $ 17.27      $  12.35   $   12.41
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
Income from Investment
 Operations:
  Net investment income
   (loss)(4,5)..............       0.10       (0.15)          (0.18)     (0.21)        (0.14)     (0.19)(6)     (0.09)      (0.01)
  Net realized and
   unrealized gain (loss) on
   investments..............       0.92        0.90            3.54       3.41          3.99       2.83          4.21          --
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
      Total from Investment
       Operations:..........       0.82        0.75            3.36       3.20          3.85       2.64          4.12       (0.01)
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
Less Dividends:
  Dividends from net
   investment income........         --          --              --         --            --         --            --          --
  Dividends from net
   realized capital gains...      (2.26)      (2.26)          (2.38)     (2.38)        (0.17)        --         (0.19)      (0.05)
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
      Total Dividends:......      (2.26)      (2.26)          (2.38)     (2.38)        (0.17)        --         (0.19)      (0.05)
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
Net increase (decrease) in
 net asset value............      (1.44)      (1.51)           0.98       0.82          3.68       2.64          3.93       (0.06)
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
Net Asset Value, End of
 Period.....................  $   19.50     $ 19.22       $   20.94    $ 20.73     $   19.96    $ 19.91      $  16.28   $   12.35
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
                              ---------     --------      ---------    --------    ---------    --------     --------   ---------
      Total Return(9).......       5.49%(7)    5.18%(7)       19.08%     18.23%        23.97%     15.34%(7)     34.01%      (0.06)%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)..................  $ 142,911     $17,604       $ 135,593    $14,731     $ 111,101    $ 3,659      $ 45,668   $  30,845
Ratios to average net
 assets:
  Net investment income
   including
   reimbursement/waiver.....      (1.08)%(8)   (1.71)%(8)     (1.02)%    (1.76)%       (1.03)%    (1.50)%(8)    (0.85)%     (0.40)%
  Operating expenses
   including
   reimbursement/waiver.....       1.45%(8)    2.07%(8)        1.46%      2.20%         1.57%      2.04%(8)      1.60%       1.31%
  Operating expenses
   excluding
   reimbursement/waiver.....       1.45%(8)    2.08%(8)        1.48%      2.44%         1.57%      2.44%(8)      1.64%       1.34%
Portfolio Turnover Rate.....         26%(7)      26%(7)          69%        69%           82%        82%           54%         35%
Average Commission Rate
 Paid(10)...................  $  0.0535     $0.0535       $  0.0576    $0.0576     $  0.0531    $0.0531           N/A         N/A


                                          PERIOD ENDED
                                          OCTOBER 31,
                               1993(3)     1992(1,2)
                              ---------   ------------
Net Asset Value, Beginning
 of Period..................  $    8.79     $  10.00
                              ---------   ------------
Income from Investment
 Operations:
  Net investment income
   (loss)(4,5)..............      (0.04)       (0.03)
  Net realized and
   unrealized gain (loss) on
   investments..............       3.66        (1.18)
                              ---------   ------------
      Total from Investment
       Operations:..........       3.62        (1.21)
                              ---------   ------------
Less Dividends:
  Dividends from net
   investment income........         --           --
  Dividends from net
   realized capital gains...         --           --
                              ---------   ------------
      Total Dividends:......         --           --
                              ---------   ------------
Net increase (decrease) in
 net asset value............       3.62        (1.21)
                              ---------   ------------
Net Asset Value, End of
 Period.....................  $   12.41     $   8.79
                              ---------   ------------
                              ---------   ------------
      Total Return(9).......      41.18%      (12.10)%(7)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)..................  $  55,683     $ 29,072
Ratios to average net
 assets:
  Net investment income
   including
   reimbursement/waiver.....      (0.66)%      (0.63)%(8)
  Operating expenses
   including
   reimbursement/waiver.....       1.18%        1.06%(8)
  Operating expenses
   excluding
   reimbursement/waiver.....       1.22%        1.33%(8)
Portfolio Turnover Rate.....         57%          87%(7)
Average Commission Rate
 Paid(10)...................        N/A          N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $(0.10), $(0.18), $(0.14), $(0.09), $(0.01), $(0.04) and $(0.05),
     respectively.
(5) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), for the year ended October 31, 1997 and for the period ended October 31, 1996 was $(0.16), $(0.24) and $(0.24), respectively.
(6) The selected per share data was calculated using the weighted average shares outstanding method for the period.
(7)  Not Annualized.
(8)  Annualized.
(9) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(10) Required for fiscal years beginning on or after September 1, 1995.

                            ASSET ALLOCATION FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                  YEAR ENDED OCTOBER 31,
                                   SIX MONTHS ENDED        ---------------------------------------------------------------------
                                    APRIL 30, 1998
                                     (UNAUDITED)                   1997                    1996                1995       1994
                                ----------------------     --------------------   -----------------------    --------   --------
                                 RETAIL        RETAIL       RETAIL      RETAIL     RETAIL       RETAIL        RETAIL     RETAIL
                                A SHARES      B SHARES     A SHARES    B SHARES   A SHARES    B SHARES(3)     SHARES     SHARES
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Net Asset Value, Beginning of
 Period.......................  $  16.46      $ 16.43      $  14.52    $ 14.51    $  12.82      $ 13.59      $  10.67   $  11.15
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Income from Investment
 Operations:
  Net investment
   income(4,5)................      0.20         0.16          0.40       0.29        0.30         0.13          0.30       0.27
  Net realized and unrealized
   gain (loss) on
   investments................      1.60         1.58          2.43       2.42        1.83         0.91          2.16      (0.49)
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
      Total from Investment
       Operations:............      1.80         1.74          2.83       2.71        2.13         1.04          2.46      (0.22)
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Less Dividends:
  Dividends from net
   investment income..........     (0.21)       (0.16)        (0.38)     (0.28)      (0.30)       (0.12)        (0.31)     (0.26)
  Dividends from net realized
   capital gains..............     (1.21)       (1.21)        (0.51)     (0.51)      (0.13)          --            --         --
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
      Total Dividends.........     (1.42)       (1.37)        (0.89)     (0.79)      (0.43)       (0.12)        (0.31)     (0.26)
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Net increase (decrease) in net
 asset value..................      0.38         0.37          1.94       1.92        1.70         0.92          2.15      (0.48)
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Net Asset Value, End of
 Period.......................  $  16.84      $ 16.80      $  16.46    $ 16.43    $  14.52      $ 14.51      $  12.82   $  10.67
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
                                ---------     --------     ---------   --------   ---------   -----------    --------   --------
Total Return(8)...............     11.75%(6)    11.36%(6)     20.23%     19.34%      16.92%        7.71%(6)     23.42%     (2.02)%
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $268,997      $47,242      $177,239    $30,688    $116,852      $ 3,557      $ 76,368   $ 73,574
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......      2.53%(7)     1.85%(7)      2.66%      1.95%       2.29%        1.73%(7)      2.52%      2.66%
  Operating expenses including
   reimbursement/waiver.......      1.31%(7)     1.99%(7)      1.37%      2.10%       1.42%        1.95%(7)      1.48%      1.21%
  Operating expenses excluding
   reimbursement/waiver.......      1.31%(7)     1.99%(7)      1.37%      2.19%       1.42%        2.15%(7)      1.50%      1.22%
Portfolio Turnover Rate.......        52%(6)       52%(6)        58%        58%         48%          48%           41%        23%
Average Commission Rate
 Paid(9)......................  $ 0.0613      $0.0613      $ 0.0609    $0.0609    $ 0.0635      $0.0635           N/A        N/A


                                           PERIOD ENDED
                                           OCTOBER 31,
                                1993(2)     1992(1,2)
                                --------   ------------
Net Asset Value, Beginning of
 Period.......................  $  10.16     $ 10.00
                                --------   ------------
Income from Investment
 Operations:
  Net investment
   income(4,5)................      0.25        0.15
  Net realized and unrealized
   gain (loss) on
   investments................      0.99        0.13
                                --------   ------------
      Total from Investment
       Operations:............      1.24        0.28
                                --------   ------------
Less Dividends:
  Dividends from net
   investment income..........     (0.25)      (0.12)
  Dividends from net realized
   capital gains..............        --          --
                                --------   ------------
      Total Dividends.........     (0.25)      (0.12)
                                --------   ------------
Net increase (decrease) in net
 asset value..................      0.99        0.16
                                --------   ------------
Net Asset Value, End of
 Period.......................  $  11.15     $ 10.16
                                --------   ------------
                                --------   ------------
Total Return(8)...............     12.37%       2.85%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................  $ 92,348     $11,555
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......      2.59%       2.80%(7)
  Operating expenses including
   reimbursement/waiver.......      1.14%       1.11%(7)
  Operating expenses excluding
   reimbursement/waiver.......      1.25%       2.39%(7)
Portfolio Turnover Rate.......         7%          2%(6)
Average Commission Rate
 Paid(9)......................       N/A         N/A

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited), for the years ended October 31, 1997, 1996, 1995, 1994 and 1993 and for the period ended October 31, 1992 was $0.20, $0.40, $0.30, $0.30, $0.27, $0.24 and $0.08, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited), for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.16, $0.28 and $0.12, respectively.
(6)  Not Annualized.
(7)  Annualized.
(8) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(9)  Required for fiscal years beginning on or after September 1, 1995.

                            SMALL CAP VALUE FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                 SIX MONTHS                      YEAR ENDED OCTOBER 31,
                                 ENDED APRIL    ---------------------------------------------------------
                                  30, 1998
                                 (UNAUDITED)        1997           1996(2)
                                -------------   -------------   -------------                                PERIOD ENDED
                                   RETAIL          RETAIL          RETAIL                                    OCTOBER 31,
                                  A SHARES        A SHARES        A SHARES         1995          1994          1993(1)
                                -------------   -------------   -------------   -----------   -----------   --------------
Net Asset Value, Beginning of
 Period.......................     $ 18.29         $ 14.75         $ 12.68         $  11.06      $  11.21      $ 10.52
                                -------------   -------------   -------------   -----------   -----------      -------
Income from Investment
 Operations:
  Net investment
   income(3,4)................        0.06           (0.04)(9)        0.01            (0.02)        (0.01)       (0.01)
  Net realized gain (loss) on
   investments................        1.44            5.72            2.95             2.21          0.18         0.70
                                -------------   -------------   -------------   -----------   -----------      -------
      Total from Investment
       Operations:............        1.50            5.68            2.96             2.19          0.17         0.69
                                -------------   -------------   -------------   -----------   -----------      -------
Less Dividends:
  Dividends from net
   investment income..........       (0.07)             --           (0.02)              --            --           --
  Dividends in excess of net
   investment income..........          --              --              --               --            --           --
  Dividends from net realized
   gains......................       (2.68)          (2.14)          (0.87)           (0.57)        (0.32)          --
                                -------------   -------------   -------------   -----------   -----------      -------
      Total Dividends:........       (2.75)          (2.14)          (0.89)           (0.57)        (0.32)          --
                                -------------   -------------   -------------   -----------   -----------      -------
Net increase (decrease) in net
 asset value..................       (1.25)           3.54            2.07             1.62         (0.15)        0.69
                                -------------   -------------   -------------   -----------   -----------      -------
Net Asset Value, End of
 Period.......................     $ 17.04         $ 18.29         $ 14.75         $  12.68      $  11.06      $ 11.21
                                -------------   -------------   -------------   -----------   -----------      -------
                                -------------   -------------   -------------   -----------   -----------      -------
Total Return(5)...............       10.12%(6)       43.58%          24.77%           21.27%         1.64%        6.56%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000s).....................     $97,447         $63,658         $34,402         $ 27,546      $ 19,764      $15,014
Ratios to average net assets:
  Net investment income
   including reimbursement/
   waiver.....................        0.54%(7)       (0.25)%          0.08%           (0.19)%       (0.10)%      (0.19)%(7)
  Operating Expenses including
   reimbursement/waiver.......        1.31%(7)        1.30%           1.40%            1.35%         1.31%        1.33%(7)
  Operating Expenses excluding
   reimbursement/waiver.......        1.38%(7)        1.52%           1.55%            1.85%         1.84%        1.87%(7)
Portfolio Turnover Rate.......          20%(6)          52%             39%              32%           29%          29%(6)
Average Commission Rate
 Paid(8)......................     $0.0530         $0.0577         $0.0559              N/A           N/A          N/A

--------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3) Net investment income (loss) per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997 and 1996 was $0.05, $(0.02) and $0.01, respectively. Net investment income (loss) per share for Retail A Shares before reimbursement/waiver of fees by other parties for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $(0.08), $(0.06) and $(0.05), respectively (unaudited).
(4) Net investment income per share does not reflect the tax reclassifications arising in the current period.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.
(8)  Required for fiscal years beginning on or after September 1, 1995.
(9) The selected per share data was calculated using the weighted average shares outstanding method for the year.

                           GROWTH AND INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                       YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED       --------------------------------------------------------------
                             APRIL 30, 1998                                      1996
                               (UNAUDITED)                 1997          --------------------                        PERIOD
                          ---------------------    --------------------              RETAIL                           ENDED
                           RETAIL      RETAIL       RETAIL     RETAIL     RETAIL        B                          OCTOBER 31,
                          A SHARES    B SHARES     A SHARES   B SHARES   A SHARES   SHARES(3)     1995     1994      1993(1)
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Net Asset Value,
 Beginning of Period..... $ 16.24      $ 16.23     $  13.78    $ 13.77    $ 12.35    $ 12.97     $ 11.15  $ 10.69    $ 10.23
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Income from Investment
 Operations:
  Net investment
   income(4,5)...........    0.07         0.02         0.18       0.10       0.21       0.07        0.24     0.22       0.15
  Net realized gain
   (loss) on
   investments...........    2.63         2.62         3.67       3.65       2.16       0.81        1.70     0.72       0.48
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
      Total from
       Investment
       Operations:.......    2.70         2.64         3.85       3.75       2.37       0.88        1.94     0.94       0.63
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Less Dividends:
  Dividends from net
   investment income.....   (0.08 )      (0.03)       (0.20)     (0.10)     (0.21)     (0.08)      (0.25)   (0.20)     (0.17)
  Dividends from net
   realized gains........   (2.68 )      (2.68)       (1.19)     (0.19)     (0.73)        --       (0.49)   (0.28)        --
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
      Total Dividends....   (2.76 )      (2.71)       (1.39)     (1.29)     (0.94)     (0.08)      (0.74)   (0.48)     (0.17)
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Net increase (decrease)
 in net asset value......   (0.06 )      (0.07)        2.46       2.46       1.43       0.80        1.20     0.46       0.46
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Net Asset Value, End of
 Period.................. $ 16.18      $ 16.16     $  16.24    $ 16.23    $ 13.78    $ 13.77     $ 12.35  $ 11.15    $ 10.69
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
                          --------    ---------    ---------  ---------  ---------  ---------    -------  -------  -----------
Total Return(6)..........   19.26%(7)    18.80%(7)    30.10%     29.11%     20.25%      6.83%(7)   18.52%    9.12%      6.20%(7)
Ratios/Supplemental Data:
  Net Assets, End of
   Period (000s)......... $219,938     $51,630     $141,884    $35,178    $77,776    $ 4,562     $51,078  $22,244    $16,280
Ratios to average net
 assets:
  Net investment income
   including
  reimbursement/waiver...    0.96%(8)     0.25%(8)     1.18%      0.31%      1.65%      0.79%(8)    2.10%    2.06%      1.77%(8)
  Operating Expenses
   including
  reimbursement/waiver...    1.28%(9)     1.99%(8)     1.27%      2.05%      1.34%      1.96%(8)    1.32%    1.29%      1.25%(8)
  Operating Expenses
   excluding
  reimbursement/waiver...    1.34%(8)     1.99%(8)     1.45%      2.28%      1.45%      2.11%(8)    1.77%    1.74%      1.78%(8)
Portfolio Turnover
 Rate....................      18%(7)       18%(7)       93%        93%        59%        59%         51%      73%        38%(7)
Average Commission Rate
 Paid(9)................. $0.0648      $0.0648     $ 0.0618    $0.0618    $0.0654    $0.0654         N/A      N/A        N/A

--------------------------

(1) The Fund commenced operations on December 14, 1992 as a separate investment portfolio (the "Predecessor Fund") of The Shawmut Funds. The Predecessor Fund began offering Investment Shares on February 12, 1993.
(2) On December 4, 1995, the Predecessor Fund was reorganized as a new portfolio of Galaxy. Prior to the reorganization, the Predecessor Fund offered and sold two series of shares, Investment Shares and Trust Shares, that were similar to the Fund's Retail A and Trust Shares, respectively. In connection with the reorganization, shareholders of the Predecessor Fund exchanged Investment Shares and Trust Shares for Retail A Shares and Trust Shares, respectively, in the Fund.
(3)  The Fund began issuing Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for (i) Retail A Shares for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997 and 1996 was $0.06, $0.18 and $0.19, respectively, (ii) Retail B Shares for the six months ended April 30, 1998 (unaudited), for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.02, $0.08 and $0.05, respectively. Net investment income per share before reimbursement/waiver of fees by other parties for Retail A Shares for the years ended October 31, 1995 and 1994 and for the period ended October 31, 1993 was $0.22, $0.18 and $0.18, respectively (unaudited).
(5) Net investment income per share does not reflect the tax reclassification arising in the current period.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.
(9)  Required for fiscal years beginning on or after September 1, 1995.

                            STRATEGIC EQUITY FUND(1)
                (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                      SIX MONTHS ENDED
                                       APRIL 30, 1998
                                         (UNAUDITED)
                                -----------------------------
                                   RETAIL          RETAIL
                                  A SHARES        B SHARES
                                -------------   -------------
Net Asset Value, Beginning of
 Period.......................     $ 10.00         $ 10.00
                                -------------   -------------
Income from Investment
 Operations:
  Net investment
   income(2,3)................        --(8)           --(8)
  Net realized and unrealized
   gain (loss) on
   investments................        0.17            0.17
                                -------------   -------------
      Total from Investment
      Operations:.............        0.17            0.17
                                -------------   -------------
Less Dividends:
  Dividends from net
   investment income..........          --              --
  Dividends from net realized
   capital gains..............          --              --
                                -------------   -------------
      Total Dividends.........          --              --
                                -------------   -------------
Net increase (decrease) in net
 asset value..................        0.17            0.17
                                -------------   -------------
Net Asset Value, End of
 Period.......................     $ 10.17         $ 10.17
                                -------------   -------------
                                -------------   -------------
Total Return(6)...............        1.70%(4)        1.70%(4)
Ratios/Supplemental Data:
  Net Assets, End of Period
   (000's)....................     $ 1,064         $   133
Ratios to average net assets:
  Net investment income
   including
   reimbursement/waiver.......        0.21%(5)        0.22%(5)
  Operating expenses including
   reimbursement/waiver.......        1.35%(5)        1.35%(5)
  Operating expenses excluding
   reimbursement/waiver.......       10.73%(5)       15.59%(5)
Portfolio Turnover Rate.......           9%              9%(4)
Average Commission Rate
 Paid(7)......................     $0.0741         $0.0741

--------------------------

(1)  The Fund commenced operations on March 4, 1998.
(2) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) was $0.00
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail B Shares for the six months ended April 30, 1998 (unaudited) was $0.00.
(4)  Not Annualized.
(5)  Annualized.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Required for fiscal years beginning on or after September 1, 1995.
(8)  Net investment income per share is less than $0.005.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet, and, with respect to the International Equity Fund, Fleet and Oechsle, will use their best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                               EQUITY VALUE FUND

    The investment objective of the Equity Value Fund is to seek long-term capital appreciation. Income is secondary to the objective of capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in common stock, preferred stock (including convertible preferred stock) and debt obligations convertible into common stock that Fleet believes to be undervalued, as measured by various financial tests, including one or more of the following: cash flow, return on equity, return on assets, fixed charge coverage and ratios of market capitalization to revenues. In addition, Fleet considers the current value of an issuer's fixed assets (including real estate), cash items, net working capital, indebtedness and historical book value. Stocks which appear to be undervalued are also reviewed to determine whether unacceptable risks account for their valuation. The Fund also seeks to purchase stock with a projected price-earnings ratio below that of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

    Under normal market and economic conditions, the Fund invests at least 75% of its total assets in common stock, preferred stock and debt securities convertible into common stock that Fleet believes to be undervalued. Debt securities convertible into common stock are purchased primarily during periods of relative market instability and are acquired principally for income with the potential for appreciation being a secondary consideration. Equity investments consist primarily of common stock of companies having capitalizations that exceed $100 million. Stocks of such companies generally are listed on a national exchange or are unlisted securities with an established over-the-counter market.

    The Fund may hold other types of securities in such proportions as, in the opinion of Fleet, existing market and economic conditions may warrant, including obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other high quality "money market" instruments. The Fund may also hold cash pending investment, during temporary defensive periods or if, in the opinion of Fleet, suitable stock or convertible debt securities are unavailable.

    The Fund may also invest up to 20% of its total assets in foreign securities, either directly or indirectly through American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs"). In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also write covered call options. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Value Fund.

                               EQUITY GROWTH FUND

    The Equity Growth Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in a broadly diversified portfolio of equity securities such as common stock, preferred stock, common stock warrants and securities convertible into common stock of companies that Fleet believes will increase future earnings to a level above the average earnings of similar issuers. Such companies often retain their earnings to finance current and future growth and, for this reason, generally pay little or no dividends. Equity securities in which the Fund invests are selected based on analysis of trends in industries and companies, earning power, growth features, quality and depth of management, marketing and manufacturing skills, financial conditions and other investment criteria. By investing in convertible securities, the Fund will seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible. See "Other Investment Policies and Risk Considerations--Convertible Securities" below.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See

"Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Growth Fund.

                               EQUITY INCOME FUND

    The Equity Income Fund's investment objective is to seek current income and capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 75% of its total assets in common stock and securities convertible into common stock that offer income potential. Factors generally considered in selecting portfolio securities include current income and prospects for dividend growth and capital appreciation. However, the Fund's portfolio can be expected to include securities that offer only growth potential or only income potential, as well as securities that combine both of these elements.

    The Equity Income Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through the purchase of ADRs and EDRs. In addition, the Fund may invest in securities issued by foreign branches of U.S. banks and foreign banks. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also purchase put options and call options and write covered call options. See "Other Investment Policies and Risk Considerations-- Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Equity Income Fund.

                           INTERNATIONAL EQUITY FUND

    The International Equity Fund's investment objective is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing at least 75% of its total assets in equity securities of foreign issuers. The Fund's assets will be invested at all times in the securities of issuers located in at least three different foreign countries. Although the Fund may earn income from dividends, interest and other sources, current income will not be its primary consideration. The Fund emphasizes established companies, although it may invest in companies of varying sizes as measured by assets, sales and capitalization.

    The Fund may invest in securities of issuers located in a variety of different foreign regions and countries, including, but not limited to, Australia, Austria, Belgium, Brazil, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country. Investment in a particular country of 25% or more of the Fund's total assets will make the Fund's performance more dependent upon the political and economic circumstances of a particular country than a fund that is more widely diversified among issuers in different countries. Criteria for determining the appropriate distribution of investments among various countries and regions include prospects for relative economic growth, expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and the range of investment opportunities available to international investors. Under normal market and economic conditions, no more than 20% of the Fund's net assets will be invested in the aggregate in the securities of issuers located in countries with emerging economies or emerging securities markets.

    The Fund invests in common stock and may invest in other securities with equity characteristics, consisting of trust or limited partnership interests, preferred stock, rights and warrants. The Fund may also invest in convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund invests in securities listed on foreign or domestic securities exchanges and securities traded in foreign or domestic over-the-counter markets, and may invest in unlisted securities.

    Securities issued in certain countries are currently accessible to the Fund only through investment in other investment companies that are specifically authorized to invest in such securities. The limitations on the Fund's investment in other investment companies are described below under "Other Investment Policies and Risk Considerations--Investment Company Securities."

    During temporary defensive periods in response to unusual and adverse conditions affecting the equity markets, or to meet anticipated day-to-day operating expenses, the Fund's assets may be invested in short-term debt instruments. In addition, when the Fund experiences large cash inflows from the issuance of new shares or the sale of portfolio securities, and desirable equity securities that are consistent with the Fund's investment objective are unavailable in sufficient quantities, the Fund may hold short-term investments for a limited time pending availability of suitable equity securities. The short-term debt instruments in which the Fund may invest may be denominated in foreign currencies or U.S. dollars, and include foreign and domestic: (i) short-term debt securities, including short-term obligations of national governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) commercial paper, including master notes; (iii) bank obligations, including negotiable certificates of deposit, time deposits, bankers' acceptances, and Euro-currency instruments and securities; and (iv) repurchase agreements.

    Subject to applicable securities regulations, the Fund may, for the purpose of hedging its portfolio, purchase and write covered call options on specific portfolio securities and may purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. In addition, the Fund may invest up to 100% of its total assets in securities of foreign issuers in the form of ADRs, EDRs or Global Depository Receipts ("GDRs") as described under "Other Investment Policies and Risk Considerations." Furthermore, the Fund may purchase and sell securities on a when-issued basis. For temporary defensive purposes, the Fund may also invest a major portion of its assets in securities of U.S. issuers. See "Other Investment Policies and Risk Considerations" below regarding additional investment policies of the International Equity Fund.

                           SMALL COMPANY EQUITY FUND

    The Small Company Equity Fund's investment objective is to seek capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of companies with market value capitalizations of $1.5 billion or less ("Small Capitalization Securities") which Fleet believes represent the potential for significant capital appreciation.

    Small Capitalization Securities in which the Fund may invest include common stock, preferred stock, securities convertible into common stock, rights and warrants. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies with market value capitalizations of $1.5 billion or less. For temporary defensive purposes, the Fund may also invest in corporate debt obligations.

    The issuers of Small Capitalization Securities tend to be companies which are smaller or newer than those listed on the New York or American Stock Exchanges. As a result, Small Capitalization Securities are primarily traded on the over-the-counter market, although they may also be listed for trading on the New York or American Stock Exchanges. Because the issuers of Small Capitalization Securities tend to be smaller or less well-established companies, they may have limited product lines, markets or financial resources. As a result, Small Capitalization Securities are often less marketable and may experience a higher level of price volatility than the securities of larger or more well-established companies.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs and EDRs. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may purchase put options and call options and write covered call options as a hedge against changes resulting from market conditions and in the value of the securities held in the Fund or which it intends to purchase and where the transactions are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market or economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Company Equity Fund.

                             ASSET ALLOCATION FUND

    The investment objective of the Asset Allocation Fund is to seek a high total return by providing both a current level of income that is greater than that provided by the popular stock market averages as well as long-term growth in the value of the Fund's assets. Fleet interprets the objective to refer to the Dow Jones Industrial Average (of 30 companies listed on the New York Stock Exchange) and the S&P 500. Due to the Fund's expenses, net income distributed to shareholders may be less than that of these averages.

    The Fund attempts to achieve its investment objective and at the same time reduce volatility by allocating its assets among short-term obligations, common stock, preferred stock and bonds. The proportion of the Fund's assets invested in each type of security will vary from time to time as a result of Fleet's interpretation of economic and market conditions. However, at least 25% of the Fund's total assets will at all times be invested in fixed-income senior securities, including debt securities and preferred stocks. In selecting common stock for purchase by the Fund, Fleet will analyze the potential for changes in earnings and dividends for a foreseeable period.

    The Fund may also invest up to 20% of its total assets in foreign securities. Such foreign investments may be made directly, by purchasing securities issued or guaranteed by foreign corporations, banks or governments (or their political subdivisions or instrumentalities) or by supranational banks or other organizations, or indirectly, by purchasing ADRs and EDRs. Examples of supranational banks include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance that those commitments will be undertaken or met in the future. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below. The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States. The Fund may purchase put options and call options and write covered call options, purchase asset-backed securities and mortgage-backed securities and enter into foreign currency exchange transactions. See "Other Investment Policies and Risk Considerations" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Asset Allocation Fund.

                              SMALL CAP VALUE FUND

    The Small Cap Value Fund's investment objective is to provide long-term capital appreciation. The Fund attempts to achieve its investment objective by investing, under normal market and economic conditions, at least 65% of its assets in equity securities of companies that have a market value capitalization of up to $1.5 billion.

    Small capitalization stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500. This is because, among other things, smaller companies have a lower degree of liquidity in the equity market and tend to have a greater sensitivity to changing economic conditions. Further, in addition to exhibiting greater volatility, these stocks may, to some degree, fluctuate independently of the stocks of large companies. That is, the stock of small capitalization companies may decline in price as the prices of large company stocks rise or vice versa. Therefore, investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock market indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of a foreign issuer if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Small Cap Value Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Small Cap Value Fund.

                             GROWTH AND INCOME FUND

    The Growth and Income Fund's investment objective is to provide a relatively high total return through long-term capital appreciation and current income. The Fund attempts to achieve this objective by investing primarily in common stocks of companies with prospects for above-average growth and dividends or of companies where significant fundamental changes are taking place. Under normal market conditions, the Fund will invest at least 65% of its assets in common stocks, preferred stocks, common stock warrants and securities convertible into common stock.

    The Fund invests primarily in growth-oriented equity securities. Growth-oriented stocks may include issuers with smaller capitalizations. See "Small Company Equity Fund" and "Small Cap Value Fund" above for a description of the risks associated with investments in small capitalization stocks. Investors should expect that the Fund will be more volatile than, and may fluctuate independently of, broad stock indices such as the S&P 500.

    The Fund may purchase convertible securities, including convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. See "Other Investment Policies and Risk Considerations--Convertible Securities" below. The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts," "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations-- Derivative Securities" below.

    The Fund may invest up to 20% of its total assets in securities of foreign issuers which are freely traded on United States securities exchanges or in the over-the-counter market in the form of ADRs, EDRs and GDRs. Securities of a foreign issuer may present greater risks in the form of nationalization, confiscation, domestic marketability, or other national or international restrictions. As a matter of practice, the Fund will not invest in the securities of foreign issuers if any such risk appears to Fleet to be substantial. See "Special Risk Considerations--Foreign Securities" and Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    As a temporary defensive measure, in such proportions as, in the judgment of Fleet, prevailing market conditions warrant, the Fund may invest in: (i) short-term money market instruments (such as those listed below under "Other Investment Policies and Risk Considerations"); (ii) securities issued and/or guaranteed as to payment of principal and interest by the U.S. Government, its agencies, or instrumentalities; and (iii) repurchase agreements. Additional information about the types of money market instruments and U.S. Government obligations in which the Fund is permitted to invest is contained in the Statement of Additional Information relating to the Fund. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Growth and Income Fund.

                             STRATEGIC EQUITY FUND

    The investment objective of the Strategic Equity Fund is to seek long-term capital appreciation. The Fund attempts to achieve its investment objective by investing primarily in the securities of growth companies that Fleet believes are reasonably priced relative to other industries, competitors and historical price/earnings multiples. In selecting investments for the Fund, Fleet uses a fundamental analysis which focuses on intermediate and long-term return forecasts for a broad universe of between 300 and 400 large and mid-capitalization stocks. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, securities convertible into common stock, rights and warrants.

    The Fund may invest up to 20% of its total assets in foreign securities, either directly or indirectly through ADRs, EDRs and GDRs. See "Special Risk Considerations--Foreign Securities" and "Other Investment Policies and Risk Considerations--American, European and Global Depository Receipts" below.

    The Fund may also buy and sell options and futures contracts and utilize stock index futures contracts, options, swap agreements, indexed securities and options on futures contracts. See "Other Investment Policies and Risk Considerations--Options and Futures Contracts", "Other Investment Policies and Risk Considerations--Stock Index Futures, Swap Agreements, Indexed Securities and Options" and "Other Investment Policies and Risk Considerations--Derivative Securities" below.

    As a temporary defensive measure, the Fund may invest without limitation in cash, "money market" instruments (such as those listed under "Other Investment Policies and Risk Considerations" below) and in U.S. Government obligations at such times and in such proportions as, in the opinion of Fleet, prevailing market and economic conditions warrant. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Strategic Equity Fund.

                          SPECIAL RISK CONSIDERATIONS

                                  MARKET RISK

    Each Fund invests primarily (or with respect to the Asset Allocation Fund, to a significant degree) in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, the Funds are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

                               INTEREST RATE RISK

    To the extent that the Funds invest in fixed income securities, their holdings of such securities are sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and other debt securities fluctuate inversely with interest rate changes.

                               FOREIGN SECURITIES

    Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of dividends or principal and interest on foreign obligations.

    Although each of the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of a Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

    Certain of the risks associated with investments in foreign securities are heightened with respect to investments in countries with emerging economies or emerging securities markets. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets.

                         EUROPEAN CURRENCY UNIFICATION

    Many European countries are about to adopt a single European currency, the euro. On January 1, 1999, the euro will become legal tender for all countries participating in the Economic and Monetary Union ("EMU"). A new European Central Bank will be created to manage the monetary policy of the new unified region. On the same date, the exchange rates will be irrevocably fixed between the EMU member countries. National currencies will continue to circulate until they are replaced by euro coins and bank notes by the middle of 2002.

    This change is likely to significantly impact the European capital markets in which the International Equity Fund invests and may result in the Fund facing additional risks in pursuing its investment objective. These risks, which include, but are not limited to, uncertainty as to the proper tax treatment of the currency conversion, volatility of currency exchange rates as a result of the conversion, uncertainty as to capital market reaction, conversion costs that may affect issuer profitability and creditworthiness, and lack of participation by some European countries, may increase the volatility of the Fund's net asset value per share.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

                                    RATINGS

    All debt obligations, including convertible bonds, purchased by the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation and Strategic Equity Funds are rated investment grade by Moody's Investors Service, Inc. ("Moody's") ("Aaa," "Aa," "A" and "Baa") or Standard & Poor's Ratings Group ("S&P") ("AAA," "AA," "A" and "BBB"), or, if not rated, are determined to be of comparable quality by Fleet. Debt securities rated "Baa" by Moody's or "BBB" by S&P are generally considered to be investment grade securities although they may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher rated debt obligations.

    The International Equity Fund may only purchase debt securities rated "A" or higher by Moody's or S&P, or if unrated, determined by Fleet or Oechsle to be of comparable quality. Issuers of commercial paper, bank obligations or repurchase agreements in which the International Equity Fund invests must have, at the time of investment, outstanding debt rated A or higher by Moody's or S&P, or, if they are not rated, the instrument purchased must be determined to be of comparable quality.

    The Small Cap Value and Growth and Income Funds may purchase convertible bonds rated "Ba" or higher by Moody's or "BB" or higher by S&P or Fitch IBCA, Inc. ("Fitch IBCA"), at the time of investment. See "Other Investment Policies and Risk Considerations-- Convertible Securities" below for a discussion of the risks of investing in convertible bonds rated either "Ba" or "BB". Short-term money market instruments purchased by the Small Cap Value and Growth and Income Funds must be rated in one of the top two rating categories by a nationally recognized statistical rating agency, such as Moody's, S&P or Fitch IBCA.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    The Funds may, in accordance with their respective investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in other "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. With respect to each Fund other than the Small Cap Value and Growth and Income Funds, bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase. Time deposits with a maturity longer than seven days or that do not provide for payment within seven days after notice will be limited to 10% (15% with respect to the Small Cap Value Fund, Growth and Income Fund and Strategic Equity Fund) of a Fund's net assets.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks may subject a Fund to additional risk because such banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. Such investments may also subject a Fund to investment risks similar to those accompanying direct investments in foreign securities. See "Special Risk Considerations--Foreign Securities." The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet and/or Oechsle believe that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations" below.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet and/or Oechsle under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or Oechsle or any of their affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand upon notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit (15% with respect to the Strategic Equity Fund) described below in Investment Limitation No. 3 under "Investment Limitations" with respect to the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, and to the 15% limit described below in Investment Limitation No. 7 under "Investment Limitations" with respect to the Small Cap Value and Growth and Income Funds.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additional information regarding the Small Cap Value and Growth and Income Funds' policies with respect to reverse repurchase agreements is contained in the applicable Statement of Additional Information.

                               SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term (except in the case of the Small Cap Value and Growth and Income Funds which may loan their securities on a long-term or short-term basis or both), will be made only to borrowers deemed by Fleet and/or Oechsle to be of good standing and only when, in Fleet's and/or Oechsle's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. The International Equity Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one foreign country. The Small Cap Value, Growth and Income and Strategic Equity Funds may invest in other investment companies primarily for the purpose of investing their short-term cash which has not yet been invested in other portfolio instruments. However, from time to time, on a temporary basis, the Small Cap Value, Growth and Income and Strategic Equity Funds may invest exclusively in one other investment company similar to the respective Funds. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Except as provided above with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds, securities of other investment companies will be acquired by a Fund within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Fund, other investment portfolios of Galaxy, or any other investment companies advised by Fleet or Oechsle.

                                     REITS

    Each Fund may invest up to 10% of its net assets in real estate investment trusts ("REITs"). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Generally, increases in interest rates will decrease the value of high yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT's investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the 1940 Act. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Each Fund intends to include the gross dividends from any investments in REITs in its periodic distributions to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. See "Taxes."

                         OPTIONS AND FUTURES CONTRACTS

    PUT AND CALL OPTIONS--EQUITY GROWTH, EQUITY INCOME, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put options and call options on securities and securities indices. A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration of the option. A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option. Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the relevant index. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of options purchased by the Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may not exceed 5% of the value of their respective net assets.

    COVERED CALL OPTIONS--EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS. To further increase return on their portfolio securities, in accordance with their respective investment objectives and policies, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may engage in writing covered call options (options on securities owned by a Fund) and may enter into closing purchase transactions with respect to such options. Such options must be listed on a national securities exchange and issued by the Options Clearing Corporation. The aggregate value of the securities subject to options written by the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may not exceed 25% of the value of their respective net assets. By writing a covered call option, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price, except insofar as the premium represents such a profit. The Fund will not be able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Such options will normally be written on underlying securities as to which Fleet and/or Oechsle do not anticipate significant short-term capital appreciation.

    OPTIONS ON FOREIGN STOCK INDEXES--INTERNATIONAL EQUITY FUND. The International Equity Fund may, for the purpose of hedging its portfolio, subject to applicable securities regulations purchase and write put and call options on foreign stock indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange).

    Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised. For additional information relating to option trading practices and related risks, see "Derivative Securities" below and the Statement of Additional Information relating to the Fund.

    OPTIONS AND FUTURES CONTRACTS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may buy and sell options and futures contracts to manage their exposure to changing interest rates, security prices and currency exchange rates. The Funds may invest in options and futures based on any type of security, index, or currency, including options and futures based on foreign exchanges (see "Options on Foreign Stock Indexes--International Equity Fund" above) and options not traded on exchanges. Some options and futures strategies, including selling futures, buying puts, and writing calls, tend to hedge a Fund's investments against price fluctuations. Other strategies, including buying futures, writing puts, and buying calls, tend to increase market exposure. Options and futures may be combined with each other or with forward contracts in order to adjust the risk and return characteristics of the overall strategy.

    Options and futures can be volatile investments, and involve certain risks. If Fleet applies a hedge at an inappropriate time or judges market conditions incorrectly, options and futures may lower a Fund's individual return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market. See the applicable Statement of Additional Information for additional information as to the Funds' policies on options and futures trading.

    The Funds will not hedge more than 20% of their respective total assets by selling futures, buying puts, and writing calls under normal conditions. The Funds will not buy futures or write puts whose underlying value exceeds 20% of their respective total assets, and will not buy calls with a value exceeding 5% of their respective total assets.

    STOCK INDEX FUTURES, SWAP AGREEMENTS, INDEXED SECURITIES AND OPTIONS--SMALL CAP VALUE, GROWTH AND INCOME AND STRATEGIC EQUITY FUNDS. The Small Cap Value, Growth and Income and Strategic Equity Funds may utilize stock index futures contracts, options, swap agreements, indexed securities, and options on futures contracts, subject to the limitation that the value of these futures contracts, swap agreements, indexed securities, and options will not exceed 20% of the Funds' respective total assets. The Funds will not purchase options to the extent that more than 5% of the value of their respective total assets would be invested in premiums on open put option positions. In addition, the Funds do not intend to invest more than 5% of the market value of their respective total assets in each of the following: futures contracts, swap agreements, and indexed securities. When a Fund enters into a swap agreement, liquid assets of the Fund equal to the value of the swap agreement will be segregated by that Fund.

    There are several risks accompanying the utilization of futures contracts. Positions in futures contracts may be closed only on an exchange or board of trade that furnishes a secondary market for such contracts. While the Funds plan to utilize futures contracts only if there exists an active market for such contracts, there is no guarantee that a liquid market will exist for the contracts at a specified time. Furthermore, because by definition, futures contracts look to projected price levels in the future and not to current levels of valuation, market circumstances may result in there being a discrepancy between the price of the stock index future and the movement in the corresponding stock index. The absence of a perfect price correlation between the futures contract and its underlying stock index could stem from investors choosing to close futures contracts by offsetting transactions, rather than satisfying additional margin requirements. This could result in a distortion of the relationship between the index and the futures market. In addition, because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations.

               AMERICAN, EUROPEAN AND GLOBAL DEPOSITORY RECEIPTS

    Each Fund may invest in ADRs and EDRs. The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may also invest in GDRs. ADRs are receipts issued in registered form by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. EDRs are receipts issued in Europe typically by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of foreign or U.S. securities. GDRs are receipts structured similarly to EDRs and are marketed globally. ADRs may be listed on a national securities exchange or may be traded in the over-the-counter market. EDRs are designed for use in European exchange and over-the-counter markets. GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs and GDRs traded in the over-the-counter market which do not have an active or substantial secondary market will be considered illiquid and therefore will be subject to the Funds' respective limitations with respect to such securities. ADR prices are denominated in U.S. dollars although the underlying securities are denominated in a foreign currency. Investments in ADRs, EDRs and GDRs involve risks similar to those accompanying direct investments in foreign securities. Certain of these risks are described above under "Special Risk Considerations--Foreign Securities."

                     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because each Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and may receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds from time to time may enter into foreign currency exchange transactions to convert the U.S. dollar to foreign currencies, to convert foreign currencies to the U.S. dollar and to convert foreign currencies to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. Forward foreign currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese yen--at a future date and at a specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution.

    Forward foreign currency exchange contracts also allow a Fund to hedge the currency risk of portfolio securities denominated in a foreign currency. This technique permits the assessment of the merits of a security to be considered separately from the currency risk. By separating the asset and the currency decision, it is possible to focus on the opportunities presented by the security apart from the currency risk. Although forward foreign currency exchange contracts are of short duration, generally between one and twelve months, such contracts are rolled over in a manner consistent with a more long-term currency decision. Because there is a risk of loss to a Fund if the other party does not complete the transaction, forward foreign currency exchange contracts will be entered into only with parties approved by Galaxy's Board of Trustees.

    A Fund may maintain "short" positions in forward foreign currency exchange transactions, which would involve the Fund's agreeing to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese yen that it does not own for a certain amount of U.S. dollars--at a future date and at a specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Fund has contracted to receive in the exchange. In order to ensure that the short position is not used to achieve leverage with respect to the Fund's investments, the Fund will establish with its custodian a segregated account consisting of cash or other liquid assets equal in value to the fluctuating market value of the currency as to which the short position is being maintained. The value of the securities in the segregated account will be adjusted at least daily to reflect changes in the market value of the short position. See the applicable Statement of Additional Information for additional information regarding foreign currency exchange transactions.

                 ASSET-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the applicable Statement of Additional Information.

               MORTGAGE-BACKED SECURITIES--ASSET ALLOCATION FUND

    The Asset Allocation Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of the Fund, should it invest in mortgage-backed securities, may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

                  MORTGAGE DOLLAR ROLLS--ASSET ALLOCATION FUND

    The Asset Allocation Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Fund proposes to treat mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                             CONVERTIBLE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities.

    Convertible bonds and convertible preferred stocks generally retain the investment characteristics of fixed income securities until they have been converted but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer's common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond's maturity. Convertible securities are senior to equity securities and therefore have a claim to the assets of the issuer prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same issuer. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality. A Fund will exchange or convert the convertible securities held in its portfolio into shares of the underlying common stock in instances in which, in Fleet's and/or Oechsle's opinion, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. Otherwise, a Fund will hold or trade the convertible securities. In selecting convertible securities for a Fund, Fleet evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, Fleet considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.

    The Small Cap Value and Growth and Income Funds may invest in convertible bonds rated "BB" or higher by S&P or Fitch IBCA or "Ba" or higher by Moody's at the time of investment. Securities rated "BB" by S&P or Fitch IBCA or "Ba" by Moody's provide questionable protection of principal and interest in that such securities either have speculative characteristics or are predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Debt obligations that are not rated, or determined to be, investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations, and securities in the lowest rating category may be in danger of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, the value of lower-rated bonds tends to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower-rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Fleet will attempt to reduce the risks described above through diversification of each Fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments. If a convertible bond is rated below "BB" or "Ba" after a Fund has purchased it, the Fund is not required to eliminate the convertible bond from its portfolio, but will consider appropriate action. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for different investment objectives. The Funds do not intend to invest in such lower-rated bonds during the current fiscal year. A description of the rating categories of S&P, Moody's and Fitch IBCA is contained in the Appendix to the Statement of Additional Information relating to Retail Shares of the Small Cap Value and Growth and Income Funds.

                             DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest or currency exchange rates, or indices, and include, but are not limited to, put and call options, stock index futures and options, indexed securities and swap agreements, foreign currency exchange contracts and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest or exchange rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest or exchange rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that a Fund will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet and/or Oechsle will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with their day-to-day management of the Funds, how such securities will be used in furtherance of the Funds' investment objectives. It is possible, however, that Fleet's and/or Oechsle's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the applicable Statement of Additional Information for additional information.

               WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS--
                 INTERNATIONAL EQUITY, SMALL CAP VALUE, GROWTH
                     AND INCOME AND STRATEGIC EQUITY FUNDS

    The International Equity, Small Cap Value, Growth and Income and Strategic Equity Funds may purchase eligible securities on a "when-issued" basis. The Small Cap Value, Growth and Income and Strategic Equity Funds may also purchase eligible securities on a "delayed settlement" basis. When-issued transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the securities delivery takes place.

    A Fund may dispose of a commitment prior to settlement if Fleet or Oechsle, as the case may be, deems it appropriate to do so. In addition, a Fund may enter into transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Funds may realize short-term profits or losses upon the sale of such commitments.

                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet and/or Oechsle believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by a Fund's shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains will be treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal." Although the Strategic Equity Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100% for the Fund.

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to a particular Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the applicable Statements of Additional Information under "Investment Objectives and Policies."

    The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds may not:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with its permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of its total assets at the time of such borrowing (provided that the Funds may borrow pursuant to reverse repurchase agreements in accordance with their investment policies and in amounts not in excess of 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of their respective total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10%, with respect to the Equity Value Fund, or 33%, with respect to the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds, of the value of a Fund's total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% (15% with respect to the Strategic Equity Fund) of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities (with respect to the Equity Value Fund), securities which are restricted as to transfer in their principal market (with respect to the International Equity Fund), non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of a Fund's total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    The Small Cap Value and Growth and Income Funds may not:

        5. Borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an arrangement to buy it back on a set date) or pledge securities except, under certain circumstances, such Funds may borrow up to one-third of the value of their respective total assets and pledge up to 10% of the value of their respective total assets to secure such borrowings.

        6. With respect to 75% of the value of their respective total assets, invest more than 5% in securities of any one issuer, other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities, or acquire more than 10% of the outstanding voting securities of any one issuer.

    The following investment policy may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in this limitation becomes effective:

        7. The Small Cap Value and Growth and Income Funds may not invest more than 15% of their respective net assets in securities subject to restrictions on resale under the Securities Act of 1933 (except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain securities which meet the criteria for liquidity as established by the Board of Trustees).

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry).

    With respect to Investment Limitation No. 2 above, (a) the Equity Value Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing and each of the Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds intends to limit any borrowings (including reverse repurchase agreements) to not more than 33% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by the Asset Allocation Fund that are not accounted for as financings shall not constitute borrowings.

    The Small Cap Value and Growth and Income Funds intend to invest in restricted securities. Restricted securities are any securities in which a Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. Each such Fund will limit its investments in illiquid securities, including certain restricted securities not determined by the Board of Trustees to be liquid, non-negotiable fixed time deposits with maturities over seven days, over-the-counter options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of each Fund's 10% limitation (15% with respect to the Small Cap Value, Growth and Income and Strategic Equity Funds) on purchases of illiquid instruments described above, Rule 144A securities will not be considered to be illiquid if Fleet and/or Oechsle has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time). Net asset value per share is determined on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of a Fund, less the liabilities attributable to the shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

                 VALUATION OF THE EQUITY VALUE, EQUITY GROWTH,
                      EQUITY INCOME, SMALL COMPANY EQUITY,
              ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME
                           AND STRATEGIC EQUITY FUNDS

    The assets in the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities quoted on the NASD National Market System are also valued at the last sale price. Other securities traded on over-the-counter markets are valued on the basis of their closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the most recent bid and asked prices. Investments in debt securities with remaining maturities of 60 days or less are valued based upon the amortized cost method. Restricted securities, securities for which market quotations are not readily available, and other assets are valued at fair value by Fleet under the supervision of Galaxy's Board of Trustees. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    See "Valuation of International Equity Fund" below for a description of the valuation of certain foreign securities held by these Funds.

                   VALUATION OF THE INTERNATIONAL EQUITY FUND

    The International Equity Fund's portfolio securities which are primarily traded on a domestic exchange are valued at the last sale price on that exchange or, if there is no recent sale, at the last current bid quotation. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities may be determined through consideration of other factors by or under the direction of Galaxy's Board of Trustees. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Investments in debt securities having a remaining maturity of 60 days or less are valued based upon the amortized cost method. All other securities are valued at the last current bid quotation if market quotations are available, or at fair value as determined in accordance with policies established in good faith by the Board of Trustees. For valuation purposes, quotations of foreign securities in foreign currency are converted to U.S. dollars equivalent at the prevailing market rate on the day of valuation. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price.

    Certain of the securities acquired by the International Equity Fund may be traded on foreign exchanges or over-the-counter markets on days on which the Fund's net asset value is not calculated. In such cases, the net asset value of the Fund's shares may be significantly affected on days when investors can neither purchase nor redeem shares of the Fund.

                             HOW TO PURCHASE SHARES

                                  DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    GENERAL

    Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" below before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals or corporations who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which FD Distributors and Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to its Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet National Bank as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone FD Distributors at 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

    Fleet National Bank
    75 State Street
    Boston, MA 02109
    ABA #0110-0013-8
    DDA #79673-5702
    Ref: The Galaxy Fund
         [Shareholder Name]
         [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by FD Distributors. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    INVESTMENT MINIMUMS. Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors purchasing Retail Shares through registered representatives who are Fleet Bank employees participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or agent.

                    APPLICABLE SALES CHARGE--RETAIL A SHARES

    The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge assessed is as follows:

                                       TOTAL SALES CHARGE
                                --------------------------------   REALLOWANCE TO DEALERS
                                  AS A % OF       AS A % OF NET    -----------------------
                                OFFERING PRICE     ASSET VALUE       AS A % OF OFFERING
AMOUNT OF TRANSACTION             PER SHARE         PER SHARE          PRICE PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    The appropriate reallowance to dealers will be paid by FD Distributors to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of a Fund. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by

Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer;

    - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by Fleet Financial Group, Inc. in February 1998; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit-sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Galaxy's transfer agent receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

    GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
NUMBER OF QUALIFIED GROUP       OFFERING PRICE      NET ASSET          OFFERING PRICE
MEMBERS                           PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
50,000 but less than
 250,000......................       3.00              3.09                  3.00
250,000 but less than
 500,000......................       2.75              2.83                  2.75
500,000 but less than
 750,000......................       2.50              2.56                  2.50
750,000 and over..............       2.00              2.04                  2.00

    To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by FD Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from FD Distributors in accordance with any of the procedures described above under "Purchase Procedures-- Direct Investors." Group members must also ensure that their qualified group affiliation is identified on the purchase application.

    A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. FD Distributors may request periodic certification of group and member eligibility. FD Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

                    APPLICABLE SALES CHARGE--RETAIL B SHARES

    The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charge--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                            CONTINGENT DEFERRED
                                                               SALES CHARGE
                                                            (AS A PERCENTAGE OF
NUMBER OF YEARS                                            DOLLAR AMOUNT SUBJECT
ELAPSED SINCE PURCHASE                                        TO THE CHARGE)
---------------------------------------------------------  ---------------------
Less than one............................................          5.00%
More than one but less than two..........................          4.00%
More than two but less than three........................          3.00%
More than three but less than four.......................          3.00%
More than four but less than five........................          2.00%
More than five but less than six.........................          1.00%
After six................................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (vi) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of a Fund with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of a Fund (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/ distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts"). Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .30% of the Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges--Retail B Shares.") Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to
 .95% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charge--Retail B Shares") are also converted at the earlier of two date--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Funds, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particular Funds, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

                                    GENERAL

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Retail Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank that is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000 or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to a Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF REDEMPTION PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED, WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Funds for Retail B Shares of the Money Market, Short-Term Bond, Intermediate Government Income, High Quality Bond and Tax-Exempt Bond Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless (i) the Retail Shares being redeemed were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedures--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the Securities and Exchange Commission ("SEC").

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAs and "roll-overs" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE PENSION PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Section 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment requirements described above under "How to Purchase Shares--Other Purchase Information." Detailed information concerning eligibility and other matters related to these plans and the form of application is available from FD Distributors (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund each month or each quarter (minimum of $50 per transaction except for Direct Investors purchasing Retail Shares to be held in an Education IRA, in which event the minimum amount is $40 per month and $125 per quarter). Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased, on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurred. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, seven days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described above under "How to Redeem Shares" and "Investor Programs". To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, seven days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds are declared and paid quarterly. Dividends from net investment income of the International Equity Fund are declared and paid annually. Dividends on each share of a Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

    The Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, Asset Allocation Fund, Small Cap Value Fund and Growth and Income Fund each qualified during its last taxable year and intends to continue to qualify, and the Strategic Equity Fund intends to qualify, as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional Retail Shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) Such ordinary income distributions will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year.

    Distribution by a Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

    The dividends received deduction is not available for dividends attributable to distributions made by a REIT to a Fund. In addition, distributions paid by REITs often include a "return of capital." The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of "non-cash" expenses such as property depreciation, an equity REIT's cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the distribution is deemed a return of capital and is generally not taxable to shareholders.

    Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    If you are considering buying shares of a Fund on or just before the record date of a dividend or capital gain distribution, you should be aware that the amount of the forthcoming distribution payment, although in effect a return of capital to the shareholder, generally will be taxable to you.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    It is expected that the International Equity Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. So long as more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and shareholders would be entitled either (a) to credit their proportionate amount of such taxes against their U.S. federal income tax liabilities, subject to certain limitations described in the Statement of Additional Information relating to Retail Shares of the Fund, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income, should they so choose. Shareholders of the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds should not expect to claim a foreign tax credit or deduction.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

    Investors are advised to consult their tax advisers concerning the application of state and local taxes, which may have different consequences from those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The applicable Statements of Additional Information contain the names of and general background information concerning the Trustees.

                       INVESTMENT ADVISER AND SUB-ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $100.7 billion at June 30, 1998. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records (except with respect to such functions that have been delegated to Oechsle, the International Equity Fund's sub-adviser, as described below).

    For the services provided and expenses assumed with respect to the Equity Value, Equity Growth, Equity Income, Small Company Equity, Asset Allocation, Small Cap Value, Growth and Income and Strategic Equity Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of
 .75% of the average daily net assets of each Fund. For the services provided and expenses assumed with respect to the International Equity Fund, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of 1.15% of the first $50 million of the Fund's average daily net assets, plus .95% of the next $50 million of such assets, plus .85% of net assets in excess of $100 million.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc., in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .75%, .75%,
 .75%, .68%, .75%, .75%, .75% and .75% of the average daily net assets of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds, respectively. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed each of the Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

    The advisory agreement between Galaxy and Fleet with respect to the International Equity Fund provides that Fleet will provide a continuous investment program for the Fund, including research and management with respect to all securities and investments and cash equivalents in the Fund. In addition, the advisory agreement authorizes Fleet to engage a sub-adviser to assist it in the performance of its services. Pursuant to such authorization, Fleet has appointed Oechsle, a Delaware limited liability company with principal offices at One International Place, Boston, Massachusetts 02210, as the sub-adviser to the International Equity Fund. The managing member of Oechsle is Oechsle Group, LLC. Fleet Financial Group, Inc. owns approximately a 35% non-voting interest in Oechsle. Oechsle is the successor to Oechsle International Advisors, L.P. ("Oechsle L.P."), which had discretionary management authority over approximately $12.6 billion in assets as of June 30, 1998.

    Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the investment policies and restrictions of the Fund and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments.

    For the services provided and the expenses assumed pursuant to the sub-advisory agreement, Fleet pays a fee to Oechsle, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the International Equity Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million. For the fiscal year ended October 31, 1997, Oechsle L.P. received sub-advisory fees from Fleet at the effective annual rate of .36% of the Fund's average daily net assets.

    The Equity Value Fund's portfolio manager, G. Jay Evans, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Evans has been with Fleet and its predecessors since 1978, is a senior Vice President, and has been the Fund's portfolio manager since the spring of 1993.

    The Equity Growth Fund's portfolio manager, Robert G. Armknecht, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Armknecht, an Executive Vice President, has been with Fleet and its predecessors since 1989 and has been the Fund's portfolio manager since its inception.

    The Equity Income Fund's portfolio manager, J. Edward Klisiewicz, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Klisiewicz, a Senior Vice President, has been with Fleet and its predecessors since 1970 and has been the Fund's portfolio manager since its inception.

    The International Equity Fund's portfolio managers, David von Hemert of Fleet and S. Dewey Keesler, Jr. and Kathleen Harris of Oechsle, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Keesler, General Partner and Portfolio Manager, has been with Oechsle and its predecessor since 1986. Ms. Harris has been a Portfolio Manager at Oechsle and its predecessor since January 1995. Prior thereto, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company. Mr. Keesler and Ms. Harris have been managing the Fund since August 1996.

    The Small Company Equity Fund's portfolio manager, Stephen D. Barbaro, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Barbaro, a Vice President and Senior Portfolio Manager, has been with Fleet and its predecessors since 1976 and has been the Fund's portfolio manager since its inception.

    The Asset Allocation Fund's co-portfolio managers, Donald Jones and David Lindsay, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Jones determines the allocation of the Fund's assets between equity and fixed income investments and manages the equity portion of the Fund's investment portfolio. Mr. Lindsay manages the fixed income portion of the Fund's investment portfolio. Mr. Jones, who currently serves as a Vice President, has been with Fleet and its predecessors as a portfolio manager since 1988 and has been the Fund's portfolio manager since May 1, 1995. Mr. Lindsay, a Senior Vice President, has been with Fleet and its predecessors since 1986. He has managed the fixed income portion of the Fund's portfolio since January 1997.

    The Small Cap Value Fund's portfolio manager, Peter Larson, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Larson served as the portfolio manager of the Predecessor Small Cap Value Fund since its inception in 1992. Prior to joining Fleet in 1995, he was associated with Shawmut Bank since 1963 as an investment officer and was a Vice President in charge of its Small Cap Equity Management product since 1982.

    The Growth and Income Fund's portfolio manager, Gregory M. Miller, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Miller, a Vice President, has been associated with Fleet since 1985. He has managed the Growth and Income Fund since July 1, 1998.

    The Strategic Equity Fund's portfolio manager, Peter B. Hathaway, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Hathaway, a Vice President, has been associated with Fleet since 1995. Prior to joining Fleet, he was with Shawmut Investment Advisors and its predecessors as an institutional fund manager. He has over 30 years of investment experience. He has managed the Fund since its inception.

    Fleet and Oechsle are authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or Oechsle or that have sold shares of the Funds, if Fleet or Oechsle, as the case may be, believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent, or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which agree to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect a Fund's net asset value per share or result in financial loss to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of the combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets, .075% of the next $7 billion of combined average daily net assets, .065% of the next $3 billion of combined average daily net assets,
 .06% of the next $3 billion of combined average daily net assets and .0575% of combined average daily net assets in excess of $18 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation, Small Cap Value and Growth and Income Funds paid Investor Services Group administration fees at the effective annual rate of .082% of each Fund's average daily net assets. The Strategic Equity Fund did not conduct investment operations during the fiscal year ended October 31, 1997.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class C shares (Trust Shares), Class C-- Special Series 1 shares (Retail A Shares), Class C--Special Series 2 shares (Retail B Shares), Class C--Special Series 3 shares (A Prime Shares) and Class C--Special Series 4 shares (B Prime Shares), each series representing interests in the Equity Value Fund; Class G--Series 1 shares (Trust Shares), Class G--Series 2 shares (Retail A Shares), Class G--Series 3 shares (Retail B Shares), Class G--Series 4 shares (A Prime Shares) and Class G--Series 5 shares (B Prime Shares), each series representing interests in the International Equity Fund; Class H--Series 1 shares (Trust Shares), Class H--Series 2 shares (Retail A Shares), Class H--Series 3 shares (Retail B Shares), Class H--Series 4 shares (A Prime Shares) and Class H--Series 5 shares (B Prime Shares), each series representing interests in the Equity Growth Fund; Class I-- Series 1 shares (Trust Shares), Class I--Series 2 shares (Retail A Shares), Class I--Series 3 shares (Retail B Shares), Class I--Series 4 shares (A Prime Shares) and Class I--Series 5 shares (B Prime Shares), each series representing interests in the Equity Income Fund; Class K--Series 1 shares (Trust Shares), Class K--Series 2 shares (Retail A Shares), Class K--Series 3 shares (Retail B Shares), Class K--Series 4 shares (A Prime Shares) and Class K--Series 5 shares (B Prime Shares), each series representing interests in the Small Company Equity Fund; Class N--Series 1 shares (Trust Shares), Class N--Series 2 shares (Retail A Shares), Class N--Series 3 shares (Retail B Shares), Class N--Series 4 shares (A Prime Shares) and Class N--Series 5 shares (B Prime Shares), each series representing interests in the Asset Allocation Fund; Class U--Series 1 shares (Trust Shares), Class U--Series 2 shares (Retail A Shares), Class U-- Series 3 shares (Retail B Shares), Class U--Series 4 shares (A Prime Shares) and Class U--Series 5 shares (B Prime

Shares), each series representing interests in the Growth and Income Fund; Class X--Series 1 shares (Trust Shares), Class X--Series 2 shares (Retail A Shares), Class X--Series 3 shares (Retail B Shares), Class X--Series 4 shares (A Prime Shares) and Class X--Series 5 shares (B Prime Shares), each series representing interests in the Small Cap Value Fund; and Class AA--Series 1 shares (Trust Shares), Class AA-- Series 2 shares (Retail A Shares), Class AA--Series 3 shares (Retail B Shares), Class AA--Series 4 shares (A Prime Shares) and Class AA--Series 5 shares (B Prime Shares), each series representing interests in the Strategic Equity Fund. Each Fund is classified as a diversified company under the 1940 Act. The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other portfolios of Galaxy. For information regarding the Funds' Trust Shares, A Prime Shares, B Prime Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid to Institutions under Galaxy's Shareholder Services Plan described below. Holders of a Fund's Retail B Shares bear the fees that are paid under Galaxy's Distribution and Services Plan described below. Holders of A Prime Shares bear the fees that are paid under Galaxy's Distribution Plan for A Prime Shares, and holders of B Prime Shares bear the fees paid under Galaxy's Distribution and Services Plan for B Prime Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The differences in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolio with other shares of the same class (irrespective of series designation), and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it has entered into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services are provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .50% of the average daily net asset value of Retail A Shares owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the applicable Statements of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy has entered into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and intends to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares; (iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and
(vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annualized rate of .65% of the average daily net assets attributable to each such Fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .25% and .25%, respectively, of the average daily net assets attributable to each such Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank ("Chase Manhattan"), located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Funds for the purpose of providing custodial services for the Funds' foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by these entities for the Funds are described in the applicable Statements of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including: taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors the performance of mutual funds, the S&P 500, an unmanaged index of groups of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. In addition, the performance of the International Equity Fund may be compared to the Morgan Stanley Capital International Index or the FT World Actuaries Index and the performance of the Small Company Equity Fund and Small Cap Value Fund may be compared to the NASDAQ Composite Index, an unmanaged index of over-the-counter stock prices.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares of the Funds, A Prime Shares and B Prime Shares.

    The standard yield is computed by dividing a Fund's average daily net investment income per share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and annualizing the result on a semi-annual basis. Each Fund may also advertise its "effective yield" which is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use aggregate total return figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load for Retail A Shares of the Funds and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gain distributions made by a Fund during the period are reinvested in Fund shares.

    The Funds may also advertise total return data without reflecting the sales charges imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charges will be higher than quotations that do reflect the sales charges.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of the future performance of the Funds. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged by Institutions with respect to accounts of Customers that have invested in Retail Shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares in a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

    YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, Galaxy could be adversely affected if the computer systems used by Fleet and Galaxy's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Fleet is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by Galaxy's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on Galaxy as a result of the Year 2000 Problem.

--------------------------------------------------------------------------------
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NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENTS OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   6
INVESTMENT OBJECTIVES AND POLICIES........................................   16
  Equity Value Fund.......................................................   16
  Equity Growth Fund......................................................   16
  Equity Income Fund......................................................   17
  International Equity Fund...............................................   17
  Small Company Equity Fund...............................................   18
  Asset Allocation Fund...................................................   18
  Small Cap Value Fund....................................................   19
  Growth and Income Fund..................................................   19
  Strategic Equity Fund...................................................   20
  Special Risk Considerations.............................................   20
  Other Investment Policies and Risk Considerations.......................   21
INVESTMENT LIMITATIONS....................................................   29
PRICING OF SHARES.........................................................   30
HOW TO PURCHASE SHARES....................................................   31
  Distributor.............................................................   31
  General.................................................................   31
  Purchase Procedures--Customers of Institutions..........................   32
  Purchase Procedures--Direct Investors...................................   32
  Other Purchase Information..............................................   33
  Applicable Sales Charge--Retail A Shares................................   33
  Quantity Discounts......................................................   34
  Applicable Sales Charge--Retail B Shares................................   36
  Characteristics of Retail A Shares and Retail
   B Shares...............................................................   36
  Factors to Consider When Selecting Retail
   A Shares or Retail B Shares............................................   37
HOW TO REDEEM SHARES......................................................   38
  General.................................................................   38

                                                                            PAGE
                                                                            ----
  Redemption Procedures--Customers Of Institutions........................   38
  Redemption Procedures--Direct Investors.................................   38
  Other Redemption Information............................................   39
INVESTOR PROGRAMS.........................................................   39
  Exchange Privilege......................................................   39
  Retirement Plans........................................................   40
  Automatic Investment Program and Systematic Withdrawal Plan.............   40
  Payroll Deduction Program...............................................   41
  College Investment Program..............................................   41
  Direct Deposit Program..................................................   41
INFORMATION SERVICES......................................................   41
  Galaxy Information Center--24 Hour Information Service..................   41
  Voice Response System...................................................   42
  Galaxy Shareholder Services.............................................   42
DIVIDENDS AND DISTRIBUTIONS...............................................   42
TAXES.....................................................................   42
  Federal.................................................................   42
  State and Local.........................................................   43
MANAGEMENT OF THE FUNDS...................................................   43
  Investment Adviser and Sub-Adviser......................................   43
  Authority to Act as Investment Adviser..................................   45
  Administrator...........................................................   45
DESCRIPTION OF GALAXY AND ITS SHARES......................................   45
  Shareholder Services Plan...............................................   46
  Distribution and Services Plan..........................................   46
  Agreements for Sub-Account Services.....................................   47
CUSTODIAN AND TRANSFER AGENT..............................................   47
EXPENSES..................................................................   47
PERFORMANCE REPORTING.....................................................   47
MISCELLANEOUS.............................................................   48
  Year 2000 Risks.........................................................   48

                                     [LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                THE GALAXY FUND

4400 Computer Drive           For an application and information regarding
Westboro, Massachusetts       purchases, redemptions, exchanges and other
01581-5108                    shareholder services or for current performance,
                              call 1-800-628-0414.

    The Galaxy Fund ("Galaxy") is an open-end management investment company. This Prospectus relates to three separate investment portfolios (individually, a "Fund," collectively, the "Funds") offered to investors by Galaxy. Each Fund has its own investment objective and policies:

    The SHORT-TERM BOND FUND'S investment objective is to seek a high level of current income consistent with preservation of capital. Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations of domestic and foreign issuers rated at the time of purchase within the four highest rating categories assigned by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    The INTERMEDIATE GOVERNMENT INCOME FUND'S investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, the Fund's investment adviser will consider the total rate of return on portfolio securities in managing the Fund. Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated at the time of purchase within the three highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and in "money market" instruments.

    The HIGH QUALITY BOND FUND'S investment objective is to seek a high level of current income consistent with prudent risk of capital. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations that are rated at the time of purchase within the two highest rating categories assigned by S&P or Moody's (or which, if unrated, are of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments.

    This Prospectus describes the Retail A Shares and Retail B Shares representing interests in each Fund (Retail A Shares and Retail B Shares are referred to herein collectively as "Retail Shares"). Retail A Shares are sold with a front-end sales charge. Retail B Shares are sold with a contingent deferred sales charge. Retail Shares are offered to customers ("Customers") of FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail Shares may also be purchased directly by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own account or for the accounts of others ("Direct Investors"). Galaxy is also authorized to issue three additional series of shares in each Fund: Trust Shares, which are offered under a separate prospectus primarily to investors maintaining qualified accounts at bank and trust institutions, including institutions affiliated with Fleet Financial Group, Inc., and to participants in employer-sponsored defined contribution plans, and A Prime Shares and B Prime Shares, which are offered under a separate prospectus to customers of selected broker/ dealers. Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares in a Fund represent equal pro rata interests in the Fund, except they bear different expenses which reflect the difference in the range of services provided to them. See "Financial Highlights," "Management of the Funds" and "Description of Galaxy and Its Shares" herein.

    Each of the Funds is advised by Fleet Investment Advisors Inc. and sponsored and distributed by First Data Distributors, Inc., which is not affiliated with Fleet Investment Advisors Inc. or its parent, Fleet Financial Group, Inc., and affiliates.

    SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    This Prospectus sets forth concisely the information that prospective investors should consider before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Funds, contained in the Statement of Additional Information relating to Retail Shares of the Funds and bearing the same date, has been filed with the Securities and Exchange Commission. The current Statement of Additional Information is available upon request without charge by contacting Galaxy at its telephone number or address shown above. The Statement of Additional Information, as it may be amended from time to time, is incorporated by reference in its entirety into this Prospectus.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                OCTOBER 31, 1998

pro200

                                   HIGHLIGHTS

    Q: WHAT IS THE GALAXY FUND?

    A: Galaxy is an open-end management investment company (commonly known as a mutual fund) that offers investors the opportunity to invest in different investment portfolios, each having separate investment objectives and policies. This Prospectus describes Galaxy's SHORT-TERM BOND, INTERMEDIATE GOVERNMENT INCOME and HIGH QUALITY BOND FUNDS. Prospectuses for Galaxy's MONEY MARKET, GOVERNMENT, U.S. TREASURY, TAX-EXEMPT, CONNECTICUT MUNICIPAL MONEY MARKET, MASSACHUSETTS MUNICIPAL MONEY MARKET, INSTITUTIONAL GOVERNMENT MONEY MARKET, PRIME RESERVES, GOVERNMENT RESERVES, TAX-EXEMPT RESERVES, EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY, ASSET ALLOCATION, SMALL CAP VALUE, GROWTH AND INCOME, STRATEGIC EQUITY, CORPORATE BOND, TAX-EXEMPT BOND, NEW JERSEY MUNICIPAL BOND, NEW YORK MUNICIPAL BOND, CONNECTICUT MUNICIPAL BOND, MASSACHUSETTS MUNICIPAL BOND and RHODE ISLAND MUNICIPAL BOND FUNDS may be obtained by calling 1-800-628-0414.

    Q: WHO ADVISES THE FUNDS?

    A: The Funds are managed by Fleet Investment Advisors Inc. ("Fleet"), an indirect wholly-owned subsidiary of Fleet Financial Group, Inc. Fleet Financial Group, Inc. is a financial services company with total assets as of June 30, 1998 of approximately $100.7 billion. See "Management of the Funds--Investment Adviser."

    Q: WHAT ADVANTAGES DO THE FUNDS OFFER?

    A: The Funds offer investors the opportunity to invest in a variety of professionally managed investment portfolios without having to become involved with the detailed accounting and safekeeping procedures normally associated with direct investments in securities. The Funds also offer the economic advantages of block trading in portfolio securities and the availability of a family of twenty-nine mutual funds should your investment goals change.

    Q: HOW CAN I BUY AND REDEEM SHARES?

    A: The Funds are distributed by First Data Distributors, Inc. Retail Shares of the Funds are sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors"). Shares may also be purchased on behalf of Customers of FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). Retail A Shares of the Funds may be purchased at their net asset value plus a maximum initial sales charge of 3.75%. Retail A Shares are currently subject to a shareholder servicing fee of up to .15% of the average daily net asset value of such Shares. Retail B Shares of the Funds may be purchased at their net asset value subject to a contingent deferred sales charge ("CDSC"). The CDSC is paid on certain share redemptions made within six years of the purchase date at the maximum rate of 5.00% of the lower of (i) the net asset value of the redeemed shares or (ii) the original purchase price of the redeemed shares. Retail B Shares are currently subject to shareholder servicing and distribution fees of up to .80% of the average daily net asset value of such Shares. Share purchase and redemption information for both Direct Investors and Customers of Institutions is provided below under "How to Purchase Shares" and "How to Redeem Shares." Except as provided below under "How To Purchase Shares--Other Purchase Information" and "Investor Programs," the minimum initial investment for Direct Investors and the minimum initial aggregate investment for Institutions purchasing on behalf of their Customers is $2,500. The minimum investment for subsequent purchases is $100. There are no minimum investment requirements for investors purchasing Retail Shares through registered representatives who are Fleet Bank employees or for investors participating in the Automatic Investment Program described below. Institutions may require Customers to maintain certain minimum investments in Retail Shares. See "How to Purchase Shares" below.

    Q: WHEN ARE DIVIDENDS PAID?

    A: Dividends from net investment income of the Funds are declared daily and paid monthly. Net realized capital gains of the Funds are distributed at least annually. Dividends and distributions are paid in cash, although shareholders may choose to have dividends and distributions automatically reinvested in additional shares of the same series of shares with respect to which the dividend or distribution was declared without sales or CDSC charges. See "Dividends and Distributions."

    Q: WHAT POTENTIAL RISKS ARE PRESENTED BY THE FUNDS' INVESTMENT PRACTICES?

    A: The Short-Term Bond Fund invests primarily in corporate debt obligations rated within the four highest rating categories assigned by S&P or Moody's. Corporate debt obligations rated in the lowest of the four highest rating categories assigned by Moody's or S&P are considered to have speculative characteristics, even though they are of investment grade quality. The Intermediate Government Income Fund invests in such obligations rated within the three highest rating categories assigned by S&P or Moody's. The High Quality Bond Fund invests at least 65% of its total assets in debt obligations rated within the two highest rating categories assigned by S&P or Moody's but otherwise may invest in such obligations rated within the four highest rating categories. The Short-Term Bond Fund may invest in the debt obligations of foreign corporations and banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Each Fund may invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States. The Funds may lend their securities and enter into repurchase agreements and reverse repurchase agreements with qualifying banks and broker/ dealers. In addition, each Fund may enter into interest rate futures contracts. The Funds may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" or "delayed settlement" basis. In addition, the Funds may acquire "stand-by commitments" with respect to obligations issued by state or local governmental issuers ("municipal securities") held in their respective portfolios. The value of the Funds' portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Investment Objectives and Policies."

    Q: WHAT SHAREHOLDER PRIVILEGES ARE OFFERED BY THE FUNDS?

    A: Retail A Shares of a Fund may be exchanged for Retail A Shares of any other Galaxy portfolio which offers Retail A Shares and for shares of any other investment portfolio otherwise advised by Fleet or its affiliates. Retail B Shares of the Funds may be exchanged for Retail B Shares of any other Galaxy portfolio which offers Retail B Shares. In either case, exchanges are not subject to additional sales or CDSC charges. Galaxy offers Individual Retirement Accounts ("IRAs"), Simplified Employee Pension Plans ("SEP") accounts and Keogh Plan accounts, which can be established by contacting Galaxy's distributor. Retail Shares are also available for purchase through Multi-Employee Retirement Plans ("MERP") accounts which can be established by Customers directly with Fleet Securities, Inc. or its affiliates. Galaxy also offers an Automatic Investment Program which allows investors to automatically invest in Retail Shares on a monthly or quarterly basis, as well as certain other shareholder privileges. See "Investor Programs."

                                EXPENSE SUMMARY

    Set forth below is a summary of (i) the shareholder transaction expenses imposed by each Fund with respect to its Retail A Shares and Retail B Shares, and (ii) the operating expenses for Retail A Shares and Retail B Shares of each Fund. Shareholder Transaction Expenses are charges you pay when buying or selling shares of the Funds. Annual Fund Operating Expenses are paid out of each Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, general Fund administration, accounting and other services. Examples based on the summary are also shown.

                                                                      INTERMEDIATE
                                               SHORT-TERM              GOVERNMENT             HIGH QUALITY
                                                BOND FUND              INCOME FUND              BOND FUND
                                          ---------------------   ---------------------   ---------------------
                                           (RETAIL     (RETAIL     (RETAIL     (RETAIL     (RETAIL     (RETAIL
                                          A SHARES)   B SHARES)   A SHARES)   B SHARES)   A SHARES)   B SHARES)
                                          ---------   ---------   ---------   ---------   ---------   ---------

SHAREHOLDER TRANSACTION EXPENSES
----------------------------------------
Maximum Front End Sales Charge Imposed
 on Purchases (as a percentage of
 offering price)........................     3.75%(1)    None        3.75%(1)    None        3.75%(1)    None
Maximum Deferred Sales Charge (as a
 percentage of offering price)..........     None        5.00%(2)    None        5.00%(2)    None        5.00%(2)
Sales Charge Imposed on Reinvested
 Dividends..............................     None        None        None        None        None        None
Redemption Fees(3)......................     None        None        None        None        None        None
Exchange Fees...........................     None        None        None        None        None        None

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------
Advisory Fees (After Fee Waivers).......      .55%        .55%        .55%        .55%        .55%        .55%
12b-1 Fees(4)...........................     None         .80%       None         .80%       None         .80%
Other Expenses..........................      .58%        .43%        .51%        .29%        .51%        .38%
                                          ---------   ---------   ---------   ---------   ---------   ---------
Total Fund Operating Expenses (After Fee
 Waivers)...............................     1.13%       1.78%       1.06%       1.64%       1.06%       1.73%
                                          ---------   ---------   ---------   ---------   ---------   ---------
                                          ---------   ---------   ---------   ---------   ---------   ---------

--------------------------

(1) Reduced front-end sales charges may be available. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no sales charge as part of an investment of $500,000 or more. See "How to Purchase Shares--Applicable Sales Charges--Retail A Shares."
(2) This amount applies to redemptions during the first year. The charge decreases to 4.00%, 3.00%, 3.00%, 2.00% and 1.00% for redemptions made during the second through sixth years, respectively. Retail B Shares automatically convert to Retail A Shares after six years. See "How to Purchase Shares--Applicable Sales Charge--Retail B Shares."
(3) Direct Investors are charged a $5.00 fee if redemption proceeds are paid by wire.
(4) Retail A Shares do not currently charge 12b-1 fees. Long-term investors in Retail B Shares may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of the National Association of Securities Dealers, Inc.

--------------------------

Example: You would pay the following expenses on a $1,000 investment, assuming
(1) a 5% annual return, and (2) redemption of your investment at the end of the following periods:

                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                          -------   --------   --------   ---------
Short-Term Bond Fund (Retail A
 Shares)(1).............................    $49        $72       $ 97        $168
Short-Term Bond Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)............................    $68        $85       $115        $174(3)
  Assuming no redemption................    $18        $55       $ 95        $174(3)
Intermediate Government Income Fund
 (Retail A Shares)(1)...................    $48        $70       $ 93        $160
Intermediate Government Income Fund
 (Retail B Shares)
  Assuming complete redemption at end of
   period(2)............................    $66        $81       $108        $162(3)
  Assuming no redemption................    $16        $51       $ 88        $162(3)
High Quality Bond Fund (Retail A
 Shares)(1).............................    $48        $70       $ 93        $160
High Quality Bond Fund (Retail B Shares)
  Assuming complete redemption at end of
   period(2)............................    $67        $84       $112        $167(3)
  Assuming no redemption................    $17        $54       $ 92        $167(3)

--------------------------

(1) Assumes deduction at time of purchase of maximum applicable front-end sales charge.
(2)  Assumes deduction of maximum applicable contingent deferred sales charge.
(3)  Based on conversion of Retail B Shares to Retail A Shares after six years.

    The Expense Summary and Example are intended to assist investors in understanding the costs and expenses that an investor in Retail A and/or Retail B Shares of the Funds will bear directly or indirectly. The information contained in the Expense Summary and Example with respect to Retail A Shares of each Fund and Retail B Shares of the Short-Term Bond Fund and High Quality Bond Fund is based on expenses incurred by each Fund during the last fiscal year, restated to reflect the expenses that each Fund expects to incur during the current fiscal year on its Retail A and/or Retail B Shares. The information contained in the expense summary and example with respect to Retail B Shares of the Intermediate Government Income Fund is based on expenses which the Fund expects to incur during the current fiscal year on its Retail B Shares. Without voluntary fee waivers by Fleet, "Advisory Fees" would be .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the Short-Term Bond Fund,
 .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the Intermediate Government Income Fund and .75% and .75% for Retail A Shares and Retail B Shares, respectively, of the High Quality Bond Fund, and Total Fund Operating Expenses would be 1.33% and 1.98% for Retail A Shares and Retail B Shares, respectively, of the Short-Term Bond Fund, 1.26% and 1.84% for Retail A Shares and Retail B Shares, respectively, of the Intermediate Government Income Fund and 1.26% and 1.93% for Retail A Shares and Retail B Shares, respectively, of the High Quality Bond Fund. Fleet is under no obligation to waive fees and/or reimburse expenses but has advised Galaxy that it intends to waive fees and/or reimburse expenses during the current year to the extent necessary to maintain the Funds' operating expenses at the levels set forth in the above table. For more complete descriptions of these costs and expenses, see "How to Purchase Shares," "How to Redeem Shares," "Management of the Funds" and "Description of Galaxy and Its Shares" in this Prospectus and the financial statements and notes incorporated by reference into the Statement of Additional Information. Any fees charged by affiliates of Fleet or other Institutions directly to their Customer accounts for services related to an investment in Retail Shares of the Funds are in addition to and not reflected in the fees and expenses described above.

    THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

    This Prospectus describes Retail A Shares and Retail B Shares in the Funds. Galaxy is also authorized to issue three additional series of shares in each Fund ("Trust Shares," "A Prime Shares" and "B Prime Shares"), which are offered under separate prospectuses. Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares represent equal pro rata interests in each Fund, except that (i) effective October 1, 1994, Retail A Shares of the Funds bear the expenses incurred under Galaxy's Shareholder Services Plan for Retail A Shares at an annual rate of up to .15% of the average daily net asset value of each Fund's outstanding Retail A Shares, (ii) Retail B Shares of the Funds bear the expenses incurred under Galaxy's Distribution and Services Plan for Retail B Shares at an annual rate of up to .80% of the average daily net asset value of each Fund's outstanding Retail B Shares, (iii) A Prime Shares of the Funds bear the expenses incurred under Galaxy's Distribution Plan for A Prime Shares at an annual rate of up to .25% of the average daily net asset value of each Fund's outstanding A Prime Shares, (iv) B Prime Shares bear the expenses incurred under Galaxy's Distribution and Services Plan for B Prime Shares at an annual rate of up to 1.00% of the average daily net asset value of each Fund's outstanding B Prime Shares, and (v) Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares bear differing transfer agency expenses.

    Except as noted below, the following financial highlights have been audited by PricewaterhouseCoopers LLP, Galaxy's independent accountants, whose unqualified report on the financial statements containing such information for each of the years or periods in the five-year period ended October 31, 1997 is contained in Galaxy's Annual Report to Shareholders relating to the Funds dated October 31, 1997 and incorporated herein by reference into the Statement of Additional Information. Such financial highlights should be read in conjunction with the financial statements and notes thereto contained in Galaxy's Annual and Semi-Annual Reports to Shareholders relating to the Funds dated October 31, 1997 and April 30, 1998, respectively, and incorporated by reference into the Statement of Additional Information. Information in the financial highlights for periods prior to the fiscal year ended October 31, 1994 reflect the investment results of both Retail A Shares and Trust Shares of the Funds (Retail A Shares of the Intermediate Government Income Fund were first offered during the fiscal year ended October 31, 1992). More information about the performance of the Funds is also contained in Galaxy's Annual and Semi-Annual reports, which may be obtained without charge by contacting Galaxy at its telephone number or address provided above. During the periods shown, Retail B Shares of the Intermediate Government Income Fund were not offered to investors.

                            SHORT-TERM BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                YEAR ENDED OCTOBER 31,
                                            SIX MONTHS ENDED        -----------------------------------------------
                                             APRIL 30, 1998
                                               (UNAUDITED)                   1997                     1996
                                          ---------------------     ----------------------   ----------------------
                                           RETAIL       RETAIL       RETAIL      RETAIL       RETAIL      RETAIL
                                          A SHARES     B SHARES     A SHARES    B SHARES     A SHARES   B SHARES(3)
                                          --------     --------     --------   -----------   --------   -----------
Net Asset Value, Beginning of Period....  $ 10.01       $10.01      $  9.99      $ 9.99      $ 10.06      $ 10.09
                                          --------     --------     --------   -----------   --------   -----------
Income from Investment Operations:
  Net investment income(4,5)............     0.24         0.21         0.53        0.46         0.52         0.31
  Net realized and unrealized gain
   (loss) on investments................    (0.04)       (0.04)        0.02        0.03        (0.07)       (0.10)
                                          --------     --------     --------   -----------   --------   -----------
      Total from Investment
       Operations:......................     0.20         0.17         0.55        0.49         0.45         0.21
                                          --------     --------     --------   -----------   --------   -----------
Less Dividends:
  Dividends from net investment
   income...............................    (0.24)       (0.21)       (0.53)      (0.47)       (0.52)       (0.31)
  Dividends from net realized capital
   gains................................       --           --           --          --           --           --
  Dividends in excess of net realized
   capital gains........................       --           --           --          --           --           --
                                          --------     --------     --------   -----------   --------   -----------
      Total Dividends...................    (0.24)       (0.21)       (0.53)      (0.47)       (0.52)       (0.31)
                                          --------     --------     --------   -----------   --------   -----------
Net increase (decrease) in net asset
 value..................................    (0.04)       (0.04)        0.02        0.02        (0.07)       (0.10)
                                          --------     --------     --------   -----------   --------   -----------
Net Asset Value, End of Period..........  $  9.97       $ 9.97      $ 10.01      $10.01      $  9.99      $  9.99
                                          --------     --------     --------   -----------   --------   -----------
                                          --------     --------     --------   -----------   --------   -----------
Total Return(6).........................     2.45%(7)     2.13%(7)     5.64%       4.99%        4.63%        2.12%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......  $27,139       $1,014      $27,961      $  905      $33,388      $   260
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................     5.68%(8)     5.01%(8)     5.29%       4.56%        5.22%        4.73%
  Operating expenses including
   reimbursement/waiver.................     1.10%(8)     1.78%(8)     1.00%       1.75%        1.11%        1.77%(8)
  Operating expenses excluding
   reimbursement/waiver.................     1.30%(8)     1.99%(8)     1.21%       2.01%        1.35%        1.98%(8)
Portfolio Turnover Rate.................       73%(7)       73%(7)      173%        173%         214%         214%


                                             1995       1994
                                           --------   --------
                                                                            PERIOD ENDED
                                                                            OCTOBER 31,
                                              RETAIL SHARES      1993(2)     1992(1,2)
                                           -------------------   --------   ------------
Net Asset Value, Beginning of Period....   $   9.73   $  10.30   $  10.09     $ 10.00
                                           --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(4,5)............       0.55       0.44       0.47        0.42
  Net realized and unrealized gain
   (loss) on investments................       0.33      (0.51)      0.22        0.09
                                           --------   --------   --------   ------------
      Total from Investment
       Operations:......................       0.88      (0.07)      0.69        0.51
                                           --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income...............................      (0.55)     (0.44)     (0.47)      (0.42)
  Dividends from net realized capital
   gains................................         --         --      (0.01)         --
  Dividends in excess of net realized
   capital gains........................         --      (0.06)        --          --
                                           --------   --------   --------   ------------
      Total Dividends...................      (0.55)     (0.50)     (0.48)      (0.42)
                                           --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................       0.33      (0.57)      0.21        0.09
                                           --------   --------   --------   ------------
Net Asset Value, End of Period..........   $  10.06   $   9.73   $  10.30     $ 10.09
                                           --------   --------   --------   ------------
                                           --------   --------   --------   ------------
Total Return(6).........................       9.28%     (0.68)%     6.98%       5.21%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......   $ 31,542   $ 34,061   $ 85,211     $57,403
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................       5.54%      4.43%      4.51%       5.77%(8)
  Operating expenses including
   reimbursement/waiver.................       0.99%      0.93%      0.86%       0.90%(8)
  Operating expenses excluding
   reimbursement/waiver.................       1.32%      1.14%      1.06%       1.20%(8)
Portfolio Turnover Rate.................        289%       233%       100%        114%(7)

--------------------------

(1)  The Fund commenced operations on December 30, 1991.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or Fund's administrator for (i) Retail A Shares for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.24, $0.51, $0.50, $0.52 and $0.42,
     respectively, and (ii) Retail B Shares for the six months ended April 30, 1998 (unaudited), the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.20, $0.44 and $0.29, respectively.
(5) Net investment income per share before reimbursement/waiver of fee by Fleet and/or the Fund's administrator for the year ended October 31, 1993 and for the period ended October 31, 1992 was $0.45 and $0.40, respectively.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.

                     INTERMEDIATE GOVERNMENT INCOME FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                          SIX MONTHS
                                             ENDED                 YEAR ENDED OCTOBER 31,
                                           APRIL 30,      -----------------------------------------
                                             1998
                                          (UNAUDITED)       1997       1996       1995       1994       YEAR ENDED OCTOBER
                                          -----------     --------   --------   --------   --------           31,(2)
                                            RETAIL         RETAIL     RETAIL     RETAIL     RETAIL     ---------------------
                                           A SHARES       A SHARES   A SHARES    SHARES     SHARES       1993        1992
                                          -----------     --------   --------   --------   --------    ---------   ---------
Net Asset Value, Beginning of Period....    $ 10.18       $ 10.06    $ 10.28    $  9.68    $ 10.72     $   10.83   $   10.46
                                          -----------     --------   --------   --------   --------    ---------   ---------
Income from Investment Operations:
  Net investment income(3,4)............       0.31          0.59       0.57       0.61       0.57          0.65        0.71
  Net realized and unrealized gain
   (loss) on investments................      (0.03)         0.12      (0.22)      0.60      (1.03)         0.10        0.40
                                          -----------     --------   --------   --------   --------    ---------   ---------
      Total from Investment
       Operations:......................       0.28          0.71       0.35       1.21      (0.46)         0.75        1.11
                                          -----------     --------   --------   --------   --------    ---------   ---------
Less Dividends:
  Dividends from net investment
   income...............................      (0.31)        (0.59)     (0.57)     (0.61)     (0.56)        (0.64)      (0.74)
  Dividends in excess of net investment
   income...............................         --            --         --         --      (0.01)        (0.03)         --
  Dividends from net realized capital
   gains................................         --            --         --         --         --         (0.19)         --
  Dividends in excess of net realized
   capital gains........................         --            --         --         --      (0.01)           --          --
                                          -----------     --------   --------   --------   --------    ---------   ---------
      Total Dividends...................      (0.31)        (0.59)     (0.57)     (0.61)     (0.58)        (0.86)      (0.74)
                                          -----------     --------   --------   --------   --------    ---------   ---------
Net increase (decrease) in net asset
 value..................................      (0.03)         0.12      (0.22)      0.60      (1.04)        (0.11)       0.37
                                          -----------     --------   --------   --------   --------    ---------   ---------
Net Asset Value, End of Period..........    $ 10.15       $ 10.18    $ 10.06    $ 10.28    $  9.68     $   10.72   $   10.83
                                          -----------     --------   --------   --------   --------    ---------   ---------
                                          -----------     --------   --------   --------   --------    ---------   ---------
Total Return(5).........................       2.83%(6)      7.33%      3.58%     12.85%     (4.42)%        7.06%      10.95%
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....    $64,328       $65,626    $79,741    $79,558    $94,669     $ 447,359   $ 199,135
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................       6.22%(7)      5.90%      5.69%      6.10%      5.58%         6.03%       6.52%
  Operating expenses including
   reimbursement/waiver.................       1.02%(7)      1.02%      1.04%      1.02%      0.78%         0.80%       0.80%
  Operating expenses excluding
   reimbursement/waiver.................       1.22%(7)      1.22%      1.24%      1.26%      0.99%         1.00%       0.94%
Portfolio Turnover Rate.................        118%(6)       128%       235%       145%       124%          153%        103%


                                                                           PERIOD ENDED
                                                                           OCTOBER 31,
                                            1991       1990       1989      1988(1,2)
                                          --------   --------   --------   ------------
Net Asset Value, Beginning of Period....  $   9.73   $  10.27   $  10.40     $ 10.00
                                          --------   --------   --------   ------------
Income from Investment Operations:
  Net investment income(3,4)............      0.73       0.76       0.82        0.11
  Net realized and unrealized gain
   (loss) on investments................      0.71      (0.56)      0.16        0.29
                                          --------   --------   --------   ------------
      Total from Investment
       Operations:......................      1.44       0.20       0.98        0.40
                                          --------   --------   --------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.71)     (0.74)     (0.96)         --
  Dividends in excess of net investment
   income...............................        --         --         --          --
  Dividends from net realized capital
   gains................................        --         --      (0.15)         --
  Dividends in excess of net realized
   capital gains........................        --         --         --          --
                                          --------   --------   --------   ------------
      Total Dividends...................     (0.71)     (0.74)     (1.11)         --
                                          --------   --------   --------   ------------
Net increase (decrease) in net asset
 value..................................      0.73      (0.54)     (0.13)       0.40
                                          --------   --------   --------   ------------
Net Asset Value, End of Period..........  $  10.46   $   9.73   $  10.27     $ 10.40
                                          --------   --------   --------   ------------
                                          --------   --------   --------   ------------
Total Return(5).........................     15.35%      2.06%     10.22%       3.90%(6)
Ratios/Supplemental Data:
  Net Assets, End of Period (000's).....  $ 99,942   $ 80,645   $ 71,400     $58,318
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      7.25%      7.69%      8.19%       6.41%(7)
  Operating expenses including
   reimbursement/waiver.................      0.96%      0.98%      0.99%       0.98%(7)
  Operating expenses excluding
   reimbursement/waiver.................      0.96%      0.99%      1.00%       0.98%(7)
Portfolio Turnover Rate.................       150%       162%       112%         41%(6)

--------------------------

(1) The Fund (formerly called the Intermediate Bond Fund) commenced operations on September 1, 1988.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.28, $0.57, $0.55, $0.58 and $0.54,
     respectively.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for Retail A Shares for the years ended October 31, 1993, 1992, 1991, 1990 and 1989 and for the period ended October 31, 1988 was $0.63, $0.70, $0.73, $0.73, $0.82 and $0.11
     respectively.
(5) Calculation does not include the effect of any sales charge for Retail A Shares.
(6)  Not Annualized.
(7)  Annualized.

                           HIGH QUALITY BOND FUND(1)
              (FOR A SHARE(2) OUTSTANDING THROUGHOUT EACH PERIOD)

                                            SIX MONTHS ENDED
                                             APRIL 30, 1998               YEAR ENDED               YEAR ENDED
                                               (UNAUDITED)             OCTOBER 31, 1997         OCTOBER 31, 1996
                                          ---------------------     ----------------------   ----------------------
                                           RETAIL       RETAIL       RETAIL      RETAIL       RETAIL      RETAIL
                                          A SHARES     B SHARES     A SHARES    B SHARES     A SHARES   B SHARES(3)
                                          --------     --------     --------   -----------   --------   -----------
Net Asset Value, Beginning of Period....  $  10.70      $ 10.70     $  10.47     $   10.47   $  10.63     $10.72
                                          --------     --------     --------   -----------   --------   -----------
Income from Investment Operations:
  Net investment income(4,5)............      0.29         0.26         0.60          0.53       0.59       0.36
  Net realized and unrealized gain
   (loss) on investments................      0.05         0.05         0.23          0.24      (0.16)     (0.25)
                                          --------     --------     --------   -----------   --------   -----------
      Total from Investment
       Operations:......................      0.34         0.31         0.83          0.77       0.43       0.11
                                          --------     --------     --------   -----------   --------   -----------
Less Dividends:
  Dividends from net investment
   income...............................     (0.29)       (0.26)       (0.60)        (0.54)     (0.59)     (0.36)
  Dividends from net realized capital
   gains................................        --           --           --            --         --         --
  Dividends in excess of net realized
   capital gains........................        --           --           --            --         --         --
                                          --------     --------     --------   -----------   --------   -----------
      Total Dividends...................     (0.29)       (0.26)       (0.60)        (0.54)     (0.59)     (0.36)
                                          --------     --------     --------   -----------   --------   -----------
Net increase (decrease) in net asset
 value..................................      0.05         0.05         0.23          0.23      (0.16)     (0.25)
                                          --------     --------     --------   -----------   --------   -----------
Net Asset Value, End of Period..........  $  10.75      $ 10.75     $  10.70     $   10.70   $  10.47     $10.47
                                          --------     --------     --------   -----------   --------   -----------
                                          --------     --------     --------   -----------   --------   -----------
Total Return(6).........................      3.22%(7)     2.95%(7)     8.22%         7.59%      4.24%      1.14%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......  $ 35,339      $ 3,385     $ 27,950     $   1,998   $ 30,984     $  646
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      5.42%(8)     4.78%(8)     5.73%         5.07%      5.66%      5.34%(8)
  Operating expenses including
   reimbursement/waiver.................      1.02%(8)     1.63%(8)     1.01%         1.69%      1.07%      1.60%(8)
  Operating expenses excluding
   reimbursement/waiver.................      1.22%(8)     1.83%(8)     1.21%         1.95%      1.28%      1.81%(8)
Portfolio Turnover Rate.................       149%(7)      149%(7)      182%          182%       163%       163%


                                                   YEAR ENDED OCTOBER 31,(2)
                                          --------------------------------------------

                                            1995       1994
                                          --------   --------
                                                                                         PERIOD ENDED
                                                                                         OCTOBER 31,
                                             RETAIL SHARES         1993        1992       1991(1,2)
                                          -------------------    ---------   ---------   ------------
Net Asset Value, Beginning of Period....  $   9.54   $  11.37    $   10.60   $   10.35     $ 10.00
                                          --------   --------    ---------   ---------   ------------
Income from Investment Operations:
  Net investment income(4,5)............      0.62       0.64         0.66        0.68        0.64
  Net realized and unrealized gain
   (loss) on investments................      1.09      (1.56)        0.93        0.36        0.33
                                          --------   --------    ---------   ---------   ------------
      Total from Investment
       Operations:......................      1.71      (0.92)        1.59        1.04        0.97
                                          --------   --------    ---------   ---------   ------------
Less Dividends:
  Dividends from net investment
   income...............................     (0.62)     (0.64)       (0.66)      (0.71)      (0.62)
  Dividends from net realized capital
   gains................................        --         --        (0.16)      (0.08)         --
  Dividends in excess of net realized
   capital gains........................        --      (0.27)          --          --          --
                                          --------   --------    ---------   ---------   ------------
      Total Dividends...................     (0.62)     (0.91)       (0.82)      (0.79)      (0.62)
                                          --------   --------    ---------   ---------   ------------
Net increase (decrease) in net asset
 value..................................      1.09      (1.83)        0.77        0.25        0.35
                                          --------   --------    ---------   ---------   ------------
Net Asset Value, End of Period..........  $  10.63   $   9.54    $   11.37   $   10.60     $ 10.35
                                          --------   --------    ---------   ---------   ------------
                                          --------   --------    ---------   ---------   ------------
Total Return(6).........................     18.46%     (8.41)%      15.63%      10.32%      10.04%(7)
Ratios/Supplemental Data:
Net Assets, End of Period (000's).......  $ 30,093   $ 26,654    $ 162,594   $ 108,774     $57,580
Ratios to average net assets:
  Net investment income including
   reimbursement/waiver.................      6.16%      6.25%        5.98%       6.55%       7.25%(6)
  Operating expenses including
   reimbursement/waiver.................      1.02%      0.81%        0.76%       0.87%       0.95%(8)
  Operating expenses excluding
   reimbursement/waiver.................      1.26%      1.02%        0.96%       0.94%       0.95%(8)
Portfolio Turnover Rate.................       110%       108%         128%        121%        145%(7)

--------------------------

(1)  The Fund commenced operations on December 14, 1990.
(2) For periods prior to the year ended October 31, 1994, the per share amounts and selected ratios reflect the financial results of both Retail and Trust Shares. On September 7, 1995, Retail Shares of the Fund were redesignated "Retail A Shares."
(3)  The Fund began offering Retail B Shares on March 4, 1996.
(4) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for (i) Retail A Shares for the six months ended April 30, 1998 (unaudited) and for the years ended October 31, 1997, 1996, 1995 and 1994 was $0.28, $0.58, $0.57, $0.59 and $0.62,
     respectively, (ii) Retail B Shares for the six months ended April 30, 1998, for the year ended October 31, 1997 and for the period ended October 31, 1996 was $0.25, $0.51 and $0.34, respectively.
(5) Net investment income per share before reimbursement/waiver of fees by Fleet and/or the Fund's administrator for the years ended October 31, 1993 and 1992 and for the period ended October 31, 1991 was $0.63, $0.67 and $0.64, respectively.
(6) Calculation does not include the effect of any sales charge for Retail A Shares and Retail B Shares.
(7)  Not Annualized.
(8)  Annualized.

                       INVESTMENT OBJECTIVES AND POLICIES

    Fleet Investment Advisors Inc. ("Fleet") will use its best efforts to achieve each Fund's investment objective, although such achievement cannot be assured. The investment objective of a Fund may not be changed without the approval of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Except as noted below under "Investment Limitations," a Fund's investment policies may be changed without shareholder approval. An investor should not consider an investment in the Funds to be a complete investment program.

                              SHORT-TERM BOND FUND

    The Short-Term Bond Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund will invest substantially all of its assets in debt obligations of domestic and foreign corporations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. The purchase of municipal securities may be advantageous when, as a result of prevailing economic, regulatory or other circumstances, the performance of such securities, on a pre-tax basis, is comparable to that of corporate or U.S. Government debt obligations. The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in bonds and debentures, subject to the quality standards described below. The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in debt obligations rated at the time of purchase within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies." Debt obligations rated within the four highest rating categories assigned by S&P or Moody's are considered to be investment grade. Debt obligations rated in the lowest of the four highest rating categories assigned by S&P or Moody's are considered to have speculative characteristics, even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt obligations. Under normal market and economic conditions, at least 65% of the Fund's total assets will be invested in debt obligations rated in the three highest rating categories assigned by S&P or Moody's. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated BBB/Baa or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term money market instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations of foreign banks and in obligations issued or guaranteed by foreign governments or any of their political subdivisions or instrumentalities. Such obligations include debt obligations issued by Canadian Provincial Governments, which are similar to U.S. municipal securities except that the income derived therefrom is fully subject to U.S. federal taxation. These instruments are denominated in either Canadian or U.S. dollars and have an established over-the-counter market in the United States. Also included are debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples of these include the International Bank for Reconstruction and Development ("World Bank"), the Asian Development Bank and the InterAmerican Development Bank. Obligations of supranational entities may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future. The Fund may not invest more than 35% of its total assets in the securities of foreign issuers. The Fund may also invest in dollar-denominated debt obligations of U.S. corporations issued outside the United States.

    Under normal conditions, the Fund's portfolio securities will have an average weighted maturity of less than three years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Short-Term Bond Fund.

                      INTERMEDIATE GOVERNMENT INCOME FUND

    The Intermediate Government Income Fund's investment objective is to seek the highest level of current income consistent with prudent risk of capital. Subject to this objective, Fleet will consider the total rate of return on securities in managing the Fund. The Fund will invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in corporate debt obligations such as bonds and debentures, obligations convertible into common stock and "money market" instruments, such as bank obligations and commercial paper, and in asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in market values. See "Other Investment Policies and Risk Considerations." The Fund will not invest in common stock, and any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    Under normal market and economic conditions, the Fund will invest substantially all of its assets in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, in debt obligations rated, at the time of purchase, within the three highest rating categories assigned by S&P ("AAA," "AA" and "A") or Moody's ("Aaa," "Aa" and "A") (or which, if unrated, are determined by Fleet to be of comparable quality) and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Notwithstanding the foregoing, under normal market and economic conditions, at least 65% of the Fund's assets will be invested in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    Fleet expects that under normal market conditions the Fund's portfolio securities will have an average weighted maturity of three to ten years.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the Intermediate Government Income Fund.

                             HIGH QUALITY BOND FUND

    The High Quality Bond Fund's investment objective is to seek a high level of current income consistent with prudent risk of capital. The Fund will invest substantially all of its assets in debt obligations such as bonds and debentures, obligations convertible into common stock, "money market" instruments such as bank obligations and commercial paper, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and asset-backed and mortgage-backed securities. The Fund may also invest, from time to time, in municipal securities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also enter into interest rate futures contracts to hedge against changes in the market values of fixed income instruments that the Fund holds or intends to purchase. See "Other Investment Policies and Risk Considerations." At least 65% of the Fund's total assets will be invested in non-convertible bonds. Any common stock received through the conversion of convertible debt obligations will be sold in an orderly manner as soon as possible.

    The Fund will invest substantially all of its assets in debt obligations that are rated, at the time of purchase, within the four highest rating categories assigned by S&P ("AAA," "AA," "A" and "BBB") or Moody's ("Aaa," "Aa," "A" and "Baa") (or which, if unrated, are determined by Fleet to be of comparable quality) and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and "money market" instruments such as those listed below under "Other Investment Policies and Risk Considerations." See "Short-Term Bond Fund" above for a description of the risks of investing in debt obligations rated in the lowest of the four highest rating categories. Under normal market and economic conditions, the Fund will invest at least 65% of its total assets in high quality debt obligations that are rated at the time of purchase in the two highest rating categories assigned by S&P or Moody's (or which, if unrated, are determined by Fleet to be of comparable quality). Unrated securities will be determined to be of comparable quality to high quality debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. When, in the opinion of Fleet, a defensive investment posture is warranted, the Fund may invest temporarily and without limitation in high quality, short-term "money market" instruments. See Appendix A to the Statement of Additional Information for a description of S&P's and Moody's rating categories.

    In addition, the Fund may invest in obligations issued by Canadian Provincial Governments and in debt obligations of supranational entities. See "Investment Objectives and Policies--Short-Term Bond Fund." The Fund may also invest in dollar-denominated high quality debt obligations of U.S. corporations issued outside the United States.

    The Fund seeks to provide a current yield greater than that generally available from a portfolio of high quality short-term obligations. The Fund's average weighted maturity will vary from time to time depending on, among other things, current market and economic conditions and the comparative yields on instruments with different maturities. The Fund adjusts its average weighted maturity and its holdings of corporate and U.S. Government debt securities in a manner consistent with Fleet's assessment of prospective changes in interest rates. The success of this strategy depends upon Fleet's ability to predict changes in interest rates.

    The value of the Fund's portfolio securities will generally vary inversely with changes in prevailing interest rates. The high quality credit criteria applied to the selection of portfolio securities are intended to reduce adverse price changes due to credit considerations. See "Other Investment Policies and Risk Considerations" below for information regarding additional investment policies of the High Quality Bond Fund.

                          SPECIAL RISK CONSIDERATIONS

    Investments by the Short-Term Bond Fund in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction costs, as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations.

    Although the Short-Term Bond Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's foreign securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its foreign investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund's foreign securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's foreign securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

               OTHER INVESTMENT POLICIES AND RISK CONSIDERATIONS

    Investment methods described in this Prospectus are among those which one or more of the Funds have the power to utilize. Some may be employed on a regular basis; others may not be used at all. Accordingly, reference to any particular method or technique carries no implication that it will be utilized or, if it is, that it will be successful.

            U.S. GOVERNMENT OBLIGATIONS AND MONEY MARKET INSTRUMENTS

    Each Fund may, in accordance with its investment policies, invest from time to time in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and in "money market" instruments, including bank obligations and commercial paper.

    Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include U.S. Treasury securities which differ only in their interest rates, maturities and time of issuance: Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of more than ten years. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments.

    Bank obligations include bankers' acceptances, negotiable certificates of deposit, and non-negotiable time deposits issued for a definite period of time and earning a specified return by a U.S. bank which is a member of the Federal Reserve System or is insured by the Federal Deposit Insurance Corporation ("FDIC"), or by a savings and loan association or savings bank which is insured by the FDIC. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks or of U.S. branches of foreign banks, all of the same type as domestic bank obligations. Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.

    Domestic and foreign banks are subject to extensive but different government regulation which may limit the amount and types of their loans and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds to finance lending operations and the quality of underlying bank assets.

    Investments in obligations of foreign branches of U.S. banks and of U.S. branches of foreign banks may subject a Fund to additional risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. In addition, foreign branches of U.S. banks and U.S. branches of foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks. The Funds will invest in the obligations of U.S. branches of foreign banks or foreign branches of U.S. banks only when Fleet believes that the credit risk with respect to the instrument is minimal.

    Commercial paper may include variable and floating rate instruments which are unsecured instruments that permit the indebtedness thereunder to vary. Variable rate instruments provide for periodic adjustments in the interest rate. Floating rate instruments provide for automatic adjustment of the interest rate whenever some other specified interest rate changes. Some variable and floating rate obligations are direct lending arrangements between the purchaser and the issuer and there may be no active secondary market. However, in the case of variable and floating rate obligations with a demand feature, a Fund may demand payment of principal and accrued interest at a time specified in the instrument or may resell the instrument to a third party. In the event that an issuer of a variable or floating rate obligation defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default. The Funds may also purchase Rule 144A securities. See "Investment Limitations."

                         TYPES OF MUNICIPAL SECURITIES

    The two principal classifications of municipal securities which may be held by the Funds are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity bonds held by the Funds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

    Each Fund's portfolio may also include "moral obligation" securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

    Opinions relating to the validity of municipal securities and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor Fleet will review the proceedings relating to the issuance of municipal securities or the bases for such opinions.

                VARIABLE AND FLOATING RATE MUNICIPAL SECURITIES

    Municipal securities purchased by the Funds may include rated and unrated variable and floating rate tax-exempt instruments. There may be no active secondary market with respect to a particular variable or floating rate instrument. Nevertheless, the periodic readjustments of their interest rates tend to assure that their value to a Fund will approximate their par value. Illiquid variable and floating rate instruments (instruments which are not payable upon seven days' notice and do not have an active trading market) that are acquired by the Funds are subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

                  REPURCHASE AND REVERSE REPURCHASE AGREEMENTS

    Each Fund may purchase portfolio securities subject to the seller's agreement to repurchase them at a mutually specified date and price ("repurchase agreements"). Repurchase agreements will be entered into only with financial institutions such as banks and broker/dealers which are deemed to be creditworthy by Fleet under guidelines approved by Galaxy's Board of Trustees. No Fund will enter into repurchase agreements with Fleet or any of its affiliates. Unless a repurchase agreement has a remaining maturity of seven days or less or may be terminated on demand by notice of seven days or less, the repurchase agreement will be considered an illiquid security and will be subject to the 10% limit described in Investment Limitation No. 3 under "Investment Limitations" in this Prospectus.

    The seller under a repurchase agreement will be required to maintain the value of the securities which are subject to the agreement and held by a Fund at not less than the agreed upon repurchase price. If the seller defaulted on its repurchase obligation, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying securities (including accrued interest) were less than the repurchase price (including accrued interest) under the agreement. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action.

    Each Fund may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

                               SECURITIES LENDING

    Each Fund may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described below. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. Loans will generally be short-term, will be made only to borrowers deemed by Fleet to be of good standing and only when, in Fleet's judgment, the income to be earned from the loan justifies the attendant risks. The Funds currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Fund represent not more than one-third of the value of its total assets.

                         INVESTMENT COMPANY SECURITIES

    The Funds may invest in securities issued by other investment companies which invest in high quality, short-term debt securities and which determine their net asset value per share based on the amortized cost or penny-rounding method. Investments in other investment companies will cause a Fund (and, indirectly, the Fund's shareholders) to bear proportionately the costs incurred in connection with the investment companies' operations. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company;
(b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds, other investment portfolios of Galaxy, or any other investment companies advised by Fleet.

                        INTEREST RATE FUTURES CONTRACTS

    The Funds may enter into contracts (both purchase and sales) which provide for the future delivery of fixed income securities (commonly known as interest rate futures contracts). The Funds will not engage in futures transactions for speculation, but only to hedge against changes in the market values of securities which the Funds hold or intend to purchase. The Funds will engage in futures transactions only to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the Securities and Exchange Commission ("SEC"). The purchase of futures instruments in connection with securities which a Fund intends to purchase will require an amount of cash and/or liquid assets, equal to the market value of the outstanding futures contracts, to be deposited in a segregated account to collateralize the position and thereby insure that the use of such futures is unleveraged. Each Fund will limit its hedging transactions in futures contracts so that, immediately after any such transaction, the aggregate initial margin that is required to be posted by the Fund under the rules of the exchange on which the futures contract is traded does not exceed 5% of the Fund's total assets after taking into account any unrealized profits and unrealized losses on the Fund's open contracts. In addition, no more than one-third of each Fund's total assets may be covered by such contracts.

    Transactions in futures as a hedging device may subject the Funds to a number of risks. Successful use of futures by the Funds is subject to the ability of Fleet to predict correctly movements in the direction of the market. In addition, there may be an imperfect correlation, or no correlation at all, between movements in the price of futures contracts and movements in the price of the instruments being hedged. There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Consequently, a Fund may realize a loss on a futures transaction that is not offset by a favorable movement in the price of securities which it holds or intends to purchase or a Fund may be unable to close a futures position in the event of adverse price movements. Additional information concerning futures transactions is contained in Appendix B to the Statement of Additional Information.

      WHEN-ISSUED, FORWARD COMMITMENT AND DELAYED SETTLEMENT TRANSACTIONS

    Each Fund may purchase eligible securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. Each Fund may also purchase or sell securities on a "delayed settlement" basis. When-issued and forward commitment transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. Delayed settlement describes settlement of a securities transaction in the secondary market which will occur sometime in the future. When-issued, forward commitment and delayed settlement transactions involve the risk, however, that the yield or price obtained in a transaction may be less favorable than the yield or price available in the market when the security delivery takes place. It is expected that forward commitments, when-issued purchases and delayed settlements will not exceed 25% of the value of a Fund's total assets absent unusual market conditions. In the event a Fund's forward commitments, when-issued purchases and delayed settlements ever exceeded 25% of the value of its total assets, the Fund's liquidity and the ability of Fleet to manage the Fund might be adversely affected. The Funds do not intend to engage in when-issued purchases, forward commitments and delayed settlements for speculative purposes, but only in furtherance of their respective investment objectives.

                              STAND-BY COMMITMENTS

    Each Fund may acquire "stand-by commitments" with respect to municipal securities held by them. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified municipal securities at a specified price. The Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The Funds expect that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by a Fund would be valued at zero in determining the Fund's net asset value.

                            ASSET-BACKED SECURITIES

    Each Fund may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity loans. Payment of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with entities issuing the securities. The estimated life of an asset-backed security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of the asset-backed security, will be primarily a function of current market rates, although other economic and demographic factors will be involved. See "Asset-Backed Securities" in the Statement of Additional Information.

                           MORTGAGE-BACKED SECURITIES

    Each Fund may invest in mortgage-backed securities (including collateralized mortgage obligations) that represent pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payment may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-backed securities may tend to increase due to refinancing of mortgages as interest rates decline. To the extent that the Fund purchases mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The yield of a Fund that invests in mortgage-backed securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment.

    Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. These private mortgage-backed securities may be supported by U.S. Government mortgage-backed securities or some form of non-government credit enhancement. Mortgage-backed securities have either fixed or adjustable interest rates. The rate of return on mortgage-backed securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

                             MORTGAGE DOLLAR ROLLS

    Each Fund may enter into mortgage "dollar rolls" in which a Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, a Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what such performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for each Fund. The Funds will hold and maintain in a segregated account until the settlement date cash or other liquid assets in an amount equal to the forward purchase price.

    For financial reporting and tax purposes, the Funds propose to treat mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.

    Mortgage dollar rolls involve certain risks. If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than the instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon Fleet's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

                              STRIPPED OBLIGATIONS

    To the extent consistent with its investment objective, each Fund may purchase U.S. Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments on U.S. Government and other obligations. These participations, which may be issued by the U.S. Government or by private issuers, such as banks and other institutions, are issued at their "face value," and may include stripped mortgage-backed securities ("SMBS"), which are derivative multi-class mortgage securities. Stripped securities, particularly SMBS, may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

    SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest are generally higher than prevailing market yields on other mortgage-backed obligations because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. SMBS which are not issued by the U.S. Government (or a U.S. Government agency or instrumentality) are considered illiquid by the Funds. Obligations issued by the U.S.

Government may be considered liquid under guidelines established by Galaxy's Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of net asset value per share.

                        GUARANTEED INVESTMENT CONTRACTS

    Each Fund may invest in guaranteed investment contracts ("GICs") issued by United States and Canadian insurance companies. Pursuant to GICs, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund payments at negotiated, floating or fixed interest rates. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Funds will only purchase GICs that are issued or guaranteed by insurance companies that at the time of purchase are rated at least AA by S&P or receive a similar high quality rating from a nationally recognized service which provides ratings of insurance companies. GICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                           BANK INVESTMENT CONTRACTS

    Each Fund may invest in bank investment contracts ("BICs") issued by banks that meet the quality and asset size requirements for banks described above under "U.S. Government Obligations and Money Market Instruments." Pursuant to BICs, cash contributions are made to a deposit account at a bank in exchange for payments at negotiated, floating or fixed interest rates. A BIC is a general obligation of the issuing bank. BICs are considered illiquid securities and will be subject to the Funds' 10% limitation on such investments, unless there is an active and substantial secondary market for the particular instrument and market quotations are readily available.

                             DERIVATIVE SECURITIES

    The Funds may from time to time, in accordance with their respective investment policies, purchase certain "derivative" securities. Derivative securities are instruments that derive their value from the performance of underlying assets, interest rates or indices, and include, but are not limited to, interest rate futures and certain asset-backed and mortgage-backed securities.

    Derivative securities present, to varying degrees, market risk that the performance of the underlying assets, interest rates or indices will decline; credit risk that the dealer or other counterparty to the transaction will fail to pay its obligations; volatility and leveraging risk that, if interest rates change adversely, the value of the derivative security will decline more than the assets, rates or indices on which it is based; liquidity risk that the Funds will be unable to sell a derivative security when it wants because of lack of market depth or market disruption; pricing risk that the value of a derivative security will not correlate exactly to the value of the underlying assets, rates or indices on which it is based; and operations risk that loss will occur as a result of inadequate systems and controls, human error or otherwise. Some derivative securities are more complex than others, and for those instruments that have been developed recently, data are lacking regarding their actual performance over complete market cycles.

    Fleet will evaluate the risks presented by the derivative securities purchased by the Funds, and will determine, in connection with its day-to-day management of the Funds, how they will be used in furtherance of each Fund's investment objective. It is possible, however, that Fleet's evaluations will prove to be inaccurate or incomplete and, even when accurate and complete, it is possible that the Funds will, because of the risks discussed above, incur loss as a result of their investments in derivative securities. See "Investment Objectives and Policies--Derivative Securities" in the Statement of Additional Information for additional information.

                               PORTFOLIO TURNOVER

    Each Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A portfolio turnover rate of 100% or more is considered high, although the rate of portfolio turnover will not be a limiting factor in making portfolio decisions. A high rate of portfolio turnover may result in the realization of substantial capital gains and involves correspondingly greater transaction costs. To the extent that net capital gains are realized, distributions derived from such gains are treated as ordinary income for federal income tax purposes. See "Financial Highlights" and "Taxes--Federal."

                             INVESTMENT LIMITATIONS

    The following investment limitations are matters of fundamental policy and may not be changed with respect to any Fund without the affirmative vote of the holders of a majority of its outstanding shares (as defined under "Miscellaneous"). Other investment limitations that also cannot be changed without such a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

    No Fund may:

        1. Make loans, except that (i) each Fund may purchase or hold debt instruments in accordance with its investment objective and policies, and may enter into repurchase agreements with respect to portfolio securities, and (ii) each Fund may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund's permitted investments, where the value of the collateral is equal at all times to at least 100% of the value of the securities loaned.

        2. Borrow money or issue senior securities, except that each Fund may borrow from domestic banks for temporary purposes and then in amounts not in excess of 10% of the value of its total assets at the time of such borrowing (provided that each Fund may borrow pursuant to reverse repurchase agreements in accordance with its investment policies and in amounts not in excess of 10% of the value of its total assets at the time of such borrowing); or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of its total assets at the time of such borrowing. No Fund will purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

        3. Invest more than 10% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, restricted securities, non-negotiable time deposits and other securities which are not readily marketable.

        4. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, except that up to 25% of the value of its total assets may be invested without regard to this limitation.

    In addition, the Funds may not purchase any securities which would cause 25% or more of the value of a Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry; provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, and
(c) utilities will be classified according to their services. (For example, gas, gas transmission, electric and gas, electric and telephone each will be considered a separate industry.)

    With respect to Investment Limitation No. 2 above, (a) each Fund intends to limit any borrowings (including reverse repurchase agreements) to not more than 10% of the value of its total assets at the time of such borrowing, and (b) mortgage dollar rolls entered into by a Fund that are not accounted for as financings shall not constitute borrowings.

    Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act") allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. A Fund's investment in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund during any period that qualified institutional buyers were no longer interested in purchasing these securities. For purposes of the 10% limitation on purchases of illiquid instruments described under Investment Limitation No. 3 above, Rule 144A securities will not be considered to be illiquid if Fleet has determined, in accordance with guidelines established by the Board of Trustees, that an adequate trading market exists for such securities.

    If a percentage limitation is satisfied at the time of investment, a later increase in such percentage resulting from a change in the value of a Fund's portfolio securities generally will not constitute a violation of the limitation.

                               PRICING OF SHARES

    Net asset value per share of the Funds is determined as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. (Eastern Time), on each day on which the Exchange is open for trading. Currently, the holidays which Galaxy observes are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share of a Fund for purposes of pricing sales and redemptions is calculated separately for each series of shares by dividing the value of all securities and other assets attributable to a particular series of shares of the Fund, less the liabilities attributable to shares of that series of the Fund, by the number of outstanding shares of that series of the Fund.

    The Funds' assets are valued for purposes of pricing sales and redemptions by an independent pricing service ("Service") approved by Galaxy's Board of Trustees. When, in the judgment of the Service, quoted bid prices for portfolio securities are readily available and are representative of the bid side of the market, these investments are valued at the mean between quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Service may also employ electronic data processing techniques and matrix systems to determine value. Short-term securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

                             HOW TO PURCHASE SHARES

                                  DISTRIBUTOR

    Shares in each Fund are sold on a continuous basis by Galaxy's distributor, First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of First Data Investor Services Group, Inc. FD Distributors is a registered broker/ dealer with principal offices located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    GENERAL

    Investments in Retail A Shares of the Funds are subject to a front-end sales charge. Investments in Retail B Shares of the Funds are subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge."

    Investors should read "Characteristics of Retail A Shares and Retail B Shares" and "Factors to Consider When Selecting Retail A Shares or Retail B Shares" before deciding between the two.

    FD Distributors has established several procedures to enable different types of investors to purchase Retail Shares of the Funds. The Retail Shares described in this Prospectus may be purchased by individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing directly either for their own accounts or for the accounts of others ("Direct Investors"). Retail Shares may also be purchased by FIS Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks and other qualified banks, savings and loan associations and broker/dealers ("Institutions") on behalf of their customers ("Customers"). Purchases by Direct Investors may take place only on days on which the FD Distributors, Galaxy's custodian and Galaxy's transfer agent are open for business ("Business Days"). If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with FD Distributors' procedures.

                 PURCHASE PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Purchase orders for Retail Shares are placed by Customers of Institutions through their Institutions. The Institution is responsible for transmitting Customer purchase orders to FD Distributors and for wiring required funds in payment to Galaxy's custodian on a timely basis. FD Distributors is responsible for transmitting such orders to Galaxy's transfer agent for execution. Retail Shares purchased by Institutions on behalf of their Customers will normally be held of record by the Institution and beneficial ownership of Retail Shares will be recorded by the Institution and reflected in the account statements provided to their Customers. Galaxy's transfer agent may establish an account of record for each Customer of an Institution reflecting beneficial ownership of Retail Shares. Depending on the terms of the arrangement between a particular Institution and Galaxy's transfer agent, confirmations of Retail Share purchases and redemptions and pertinent account statements will either be sent by Galaxy's transfer agent directly to a Customer with a copy to the Institution, or will be furnished directly to the Customer by the Institution. Other procedures for the purchase of Retail Shares established by Institutions in connection with the requirements of their Customer accounts may apply. Customers wishing to purchase Retail Shares through their Institution should contact such entity directly for appropriate purchase instructions.

                     PURCHASE PROCEDURES--DIRECT INVESTORS

    PURCHASES BY MAIL. Retail Shares may be purchased by completing a purchase application and mailing it, together with a check payable to each Fund in which a Direct Investor wishes to invest, to:

     The Galaxy Fund
     P.O. Box 5108
     4400 Computer Drive
     Westboro, MA 01518-5108

    ALL PURCHASE ORDERS PLACED BY MAIL MUST BE ACCOMPANIED BY A PURCHASE APPLICATION. APPLICATIONS MAY BE OBTAINED BY CALLING FD DISTRIBUTORS AT 1-800-628-0414.

    Subsequent investments in an existing account in any Fund may be made at any time by sending a check for a minimum of $100 payable to the Fund in which the additional investment is being made to Galaxy at the address above along with either (a) the detachable form that regularly accompanies confirmation of a prior transaction, (b) a subsequent order form that may be obtained from FD Distributors, or (c) a letter stating the amount of the investment, the name of the Fund and the account number in which the investment is to be made. If a Direct Investor's check does not clear, the purchase will be cancelled.

    PURCHASES BY WIRE. Direct Investors may also purchase Retail Shares by arranging to transmit federal funds by wire to Fleet National Bank as agent for First Data Investor Services Group, Inc. ("Investor Services Group"), Galaxy's transfer agent. Prior to making any purchase by wire, an investor must telephone 1-800-628-0414 to place an order and for instructions. Federal funds and registration instructions should be wired through the Federal Reserve System to:

     Fleet National Bank
     75 State Street
     Boston, MA 02109
     ABA #0110-0013-8
     DDA #79673-5702
     Ref: The Galaxy Fund
          [Shareholder Name]
          [Shareholder Account Number]

    Direct Investors making initial investments by wire must promptly complete a purchase application and forward it to The Galaxy Fund, P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108. Applications may be obtained by calling FD Distributors at 1-800-628-0414. Redemptions will not be processed until the application in proper form has been received by Investor Services Group. Direct Investors making subsequent investments by wire should follow the instructions above.

    EFFECTIVE TIME OF PURCHASES. A purchase order for Retail Shares received and accepted by FD Distributors from an Institution or a Direct Investor on a Business Day prior to the close of regular trading hours on the Exchange (currently, 4:00 p.m. Eastern Time) will be executed at the net asset value per share determined on that date, provided that Galaxy's custodian receives the purchase price in federal funds or other immediately available funds prior to 4:00 p.m. on the third Business Day following the receipt of such order. Such order will be executed on the day on which the purchase price is received in proper form. If funds are not received by such date and time, the order will not be accepted and notice thereof will be given promptly to the Institution or Direct Investor submitting the order. Payment for orders which are not received or accepted will be returned. If an Institution accepts a purchase order from a Customer on a non-Business Day, the order will not be executed until it is received and accepted by FD Distributors on a Business Day in accordance with the above procedures. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which purchase orders must be received in order to be processed on that Business Day.

                           OTHER PURCHASE INFORMATION

    Except as provided under "Investor Programs" below, the minimum initial investment by a Direct Investor, or initial aggregate investment by an Institution investing on behalf of its Customers, is $2,500. The minimum investment for subsequent purchases is $100. The minimum investment requirement with respect to IRAs, SEPs, MERPs and Keogh Plans (see below under "Retirement Plans") is $500 (including spousal IRA accounts). There are no minimum investment requirements for investors purchasing Retail Shares through registered representatives who are Fleet Bank employees or for investors participating in the Automatic Investment Program described below. Customers may agree with a particular Institution to varying minimum initial and minimum subsequent purchase requirements with respect to their accounts.

    Galaxy reserves the right to reject any purchase order, in whole or in part, or to waive any minimum investment requirement. The issuance of Retail Shares to Direct Investors and Institutions is recorded on the books of Galaxy and Retail Share certificates will not be issued.

    Investors may be charged a separate fee if they effect transactions in Retail Shares through a broker or other agent.

                   APPLICABLE SALES CHARGES--RETAIL A SHARES

    The public offering price for Retail A Shares of the Funds is the sum of the net asset value of the Retail A Shares purchased plus any applicable front-end sales charge. The sales charge is assessed as follows:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
                                OFFERING PRICE      NET ASSET          OFFERING PRICE
AMOUNT OF TRANSACTION             PER SHARE      VALUE PER SHARE          PER SHARE
------------------------------  --------------   ---------------   -----------------------
Less than $50,000.............       3.75              3.90                  3.25
$50,000 but less than
 $100,000.....................       3.50              3.63                  3.00
$100,000 but less than
 $250,000.....................       3.00              3.09                  2.50
$250,000 but less than
 $500,000.....................       2.50              2.56                  2.00
$500,000 and over.............       0.00*             0.00*                 0.00

--------------------------

* There is no initial sales charge on purchases of $500,000 or more of Retail A Shares; however, a contingent deferred sales charge of 1.00% will be imposed on the lesser of the offering price or the net asset value of such Retail A Shares on the redemption date for Shares redeemed within one year after purchase. The contingent deferred sales charge will not be assessed on redemptions within one year after purchase in connection with the death or disability of a shareholder. To receive this exemption, a Direct Investor or Customer must explain the status of his or her redemption at the time the Retail A Shares are redeemed.

    Further reductions in the sales charges shown above are also possible. See "Quantity Discounts" below.

    The appropriate reallowance to dealers will be paid by FD Distributors to broker-dealer organizations which have entered into agreements with FD Distributors. The reallowance to dealers may be changed from time to time.

    At various times FD Distributors may implement programs under which a dealer's sales force may be eligible to win nominal awards for certain sales efforts. Also, FD Distributors in its discretion may from time to time, pursuant to objective criteria established by FD Distributors, pay fees to qualifying dealers for certain services or activities which are primarily intended to result in sales of Retail A Shares of a Fund. If any such program is made available to any dealer, it will be made available to all dealers on the same terms and conditions. Payments made under such programs will be made by FD Distributors out of its own assets and not out of the assets of the Funds. These programs will not change the price of Retail A Shares or the amount that the Funds will receive from such sales.

    Fleet's indirect parent, Fleet National Bank, or another affiliate of Fleet, may at its expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail A Shares of a Fund. Such compensation will not represent an additional expense to the Funds or their shareholders, since it will be paid from the assets of Fleet's affiliates.

    In certain situations or for certain individuals, the front-end sales charge for Retail A Shares of the Funds may be waived either because of the nature of the investor or the reduced sales effort required to attract such investments. In order to receive the sales charge waiver, an investor must explain the status of his or her investment at the time of purchase. No sales charge is assessed on purchases of Retail A Shares of the Funds by the following categories of investors or in the following types of transactions:

    - reinvestment of dividends and distributions;

    - purchases by any retirement account, including but not limited to SIMPLE, IRA, SEP, Keogh and Roth accounts;

    - purchases by persons who were beneficial owners of shares of the Funds or any of the other portfolios offered by Galaxy or any other funds advised by Fleet or its affiliates before December 1, 1995;

    - purchases by directors, officers and employees of broker-dealers having agreements with FD Distributors pertaining to the sale of Retail A Shares to the extent permitted by such organizations;

    - investors who purchase pursuant to a "wrap fee" program offered by any broker-dealer or other financial institution or financial planning organization;

    - purchases made with redemption proceeds from another mutual fund complex on which a front-end or back-end sales charge has been paid, provided the purchase is made within 60 days after the redemption;

    - purchases by current and retired members of Galaxy's Board of Trustees and members of their immediate families;

    - purchases by officers, directors, employees and retirees of Fleet Financial Group, Inc. and any of its affiliates and members of their immediate families;

    - purchases by officers, directors, employees and retirees of First Data Corporation and any of its affiliates and members of their immediate families;

    - purchases by persons who are also plan participants in any employee benefit plan which is the record or beneficial holder of Trust Shares of the Funds or any of the other portfolios offered by Galaxy;

    - purchases by institutional investors, including but not limited to bank trust departments and registered investment advisers;

    - purchases by investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

    - purchases by clients of investment advisors or financial planners who place trades for their own accounts if such accounts are linked to the master accounts of such investment advisers or financial planners on the books of the broker-dealer through whom Retail A Shares are purchased;

    - purchases by institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with Galaxy by the broker-dealer;

    - purchases prior to July 1, 1999 by former deposit customers of financial institutions (other than registered broker-dealers) acquired by Fleet Financial Group, Inc. in February 1998; and

    - any purchase pursuant to the Reinstatement Privilege described below.

                               QUANTITY DISCOUNTS

    Direct Investors or Customers may be entitled to reduced sales charges through Rights of Accumulation, a Letter of Intent or a combination of investments, as described below, even if the Direct Investor or Customer does not wish to make an investment of a size that would normally qualify for a quantity discount.

    In order to obtain quantity discount benefits, a Direct Investor or Customer must notify Galaxy's administrator, First Data Investor Services Group, Inc. ("Investor Services Group"), at the time of purchase that he or she would like to take advantage of any of the discount plans described below. Upon such notification, the investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time and are subject to confirmation of a Direct Investor's or Customer's holdings through a check of appropriate records. For more information about quantity discounts, please contact FD Distributors or your Institution.

    RIGHTS OF ACCUMULATION. A reduced sales charge applies to any purchase of Retail A Shares of any portfolio of Galaxy that is sold with a sales charge ("Eligible Fund") where a Direct Investor's or Customer's then current aggregate investment in Retail A Shares is $50,000 or more. "Aggregate investment" means the total of: (a) the dollar amount of the then current purchase of shares of an Eligible Fund; and (b) the value (based on current net asset value) of previously purchased and beneficially-owned shares of any Eligible Fund on which a sales charge has been paid. If, for example, a Direct Investor or Customer beneficially owns shares of one or more Eligible Funds with an aggregate current value of $49,000 on which a sales charge has been paid and subsequently purchases shares of an Eligible Fund having a current value of $1,000, the sales charge applicable to the subsequent purchase would be reduced to 3.50% of the offering price. Similarly, with respect to each subsequent investment, all shares of Eligible Funds that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

    LETTER OF INTENT. By completing the Letter of Intent included as part of the Account Application, a Direct Investor or Customer becomes eligible for the reduced sales charge applicable to the total number of Eligible Fund Retail A Shares purchased in a 13-month period pursuant to the terms and under the conditions set forth below and in the Letter of Intent. To compute the applicable sales charge, the offering price of Retail A Shares of an Eligible Fund on which a sales charge has been paid and that are beneficially owned by a Direct Investor or Customer on the date of submission of the Letter of Intent may be used as a credit toward completion of the Letter of Intent. However, the reduced sales charge will be applied only to new purchases.

    Investor Services Group will hold in escrow Retail A Shares equal to 5% of the amount indicated in the Letter of Intent for payment of a higher sales charge if a Direct Investor or Customer does not purchase the full amount indicated in the Letter of Intent. The escrow will be released when a Direct Investor or Customer fulfills the terms of the Letter of Intent by purchasing the specified amount. If purchases qualify for a further sales charge reduction, the sales charge will be adjusted to reflect a Direct Investor's or Customer's total purchases. If total purchases are less than the amount specified, a Direct Investor or Customer will be requested to remit an amount equal to the difference between the sales charge actually paid and the sales charge applicable to the total purchases. If such remittance is not received within 20 days, Investor Services Group, as attorney-in-fact pursuant to the terms of the Letter of Intent and at FD Distributors' direction, will redeem an appropriate number of Retail A Shares held in escrow to realize the difference. Signing a Letter of Intent does not bind a Direct Investor or Customer to purchase the full amount indicated at the sales charge in effect at the time of signing, but a Direct Investor or Customer must complete the intended purchase in accordance with the terms of the Letter of Intent to obtain the reduced sales charge. To apply, a Direct Investor or Customer must indicate his or her intention to do so under a Letter of Intent at the time of purchase.

    QUALIFICATION FOR DISCOUNTS. For purposes of applying the Rights of Accumulation and Letter of Intent privileges described above, the scale of sales charges applies to the combined purchases made by any individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or the aggregate investments of a trustee or custodian of any qualified pension or profit sharing plan established (or the aggregate investment of a trustee or other fiduciary) for the benefit of the persons listed above.

    REINSTATEMENT PRIVILEGE. Direct Investors and Customers may reinvest all or any portion of their redemption proceeds in Retail A Shares of the Funds or in Retail A Shares of another portfolio of Galaxy within 90 days of the redemption trade date without paying a sales load. Retail A Shares so reinvested will be purchased at a price equal to the net asset value next determined after Investor Services Group, Galaxy's transfer agent, receives a reinstatement request and payment in proper form.

    Direct Investors and Customers wishing to exercise this Privilege must submit a written reinstatement request to Investor Services Group as transfer agent stating that the investor is eligible to use the Privilege. The reinstatement request and payment must be received within 90 days of the trade date of the redemption. Currently, there are no restrictions on the number of times an investor may use this Privilege.

    Generally, exercising the Reinstatement Privilege will not affect the character of any gain or loss realized on redemptions for federal income tax purposes. However, if a redemption results in a loss, the reinstatement may result in the loss being disallowed under the Internal Revenue Code's "wash sale" rules.

    GROUP SALES. Members of qualified groups may purchase Retail A Shares of the Funds at the following group sales rates:

                                       TOTAL SALES CHARGE          REALLOWANCE TO DEALERS
                                --------------------------------   -----------------------
                                  AS A % OF         AS A % OF             AS A % OF
NUMBER OF QUALIFIED             OFFERING PRICE   NET ASSET VALUE       OFFERING PRICE
GROUP MEMBERS                     PER SHARE         PER SHARE             PER SHARE
------------------------------  --------------   ---------------   -----------------------
50,000 but less than
 250,000......................       3.00              3.09                  3.00
250,000 but less than
 500,000......................       2.75              2.83                  2.75
500,000 but less than
 750,000......................       2.50              2.56                  2.50
750,000 and over..............       2.00              2.04                  2.00

    To be eligible for the discount, a group must meet the requirements set forth below and be approved in advance as a qualified group by FD Distributors. To receive the group sales charge rate, group members must purchase Retail A Shares directly from FD Distributors in accordance with any of the procedures described above under "Purchase Procedures-- Direct Investors." Group members must also ensure that their qualified group affiliation is identified on the purchase application.

    A qualified group is a group that (i) has at least 50,000 members, (ii) was not formed for the purpose of buying Fund shares at a reduced sales charge,
(iii) within one year of the initial member purchase, has at least 1% of its members invested in the Funds or any of the other investment portfolios offered by Galaxy, (iv) agrees to include Galaxy sales material in publications and mailings to members at a reduced cost or no cost, and (v) meets certain other uniform criteria. FD Distributors may request periodic certification of group and member eligibility. FD Distributors reserves the right to determine whether a group qualifies for a quantity discount and to suspend this offer at any time.

                   APPLICABLE SALES CHARGES--RETAIL B SHARES

    The public offering price for Retail B Shares of the Funds is the net asset value of the Retail B Shares purchased. Although Direct Investors and Customers pay no front-end sales charge on purchases of Retail B Shares, such Shares are subject to a contingent deferred sales charge at the rates set forth below if they are redeemed within six years of purchase. Securities dealers, brokers, financial institutions and other industry professionals will receive commissions from FD Distributors in connection with sales of Retail B Shares. These commissions may be different than the reallowances or placement fees paid to dealers in connection with sales of Retail A Shares. Certain affiliates of Fleet may, at their own expense, provide additional compensation to Fleet Enterprises, Inc., a broker-dealer affiliate of Fleet, whose customers purchase significant amounts of Retail B Shares of a Fund. See "Applicable Sales Charges--Retail A Shares." The contingent deferred sales charge on Retail B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is imposed on any increase in the principal value of a Direct Investor's or Customer's Retail B Shares. In addition, a contingent deferred sales charge will not be assessed on Retail B Shares purchased through reinvestment of dividends or capital gains distributions.

    The amount of any contingent deferred sales charge Direct Investors and Customers must pay depends on the number of years that elapse between the purchase date and the date such Retail B Shares are redeemed. Solely for purposes of this determination, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                    CONTINGENT DEFERRED
                                                        SALES CHARGE
                                                    (AS A PERCENTAGE OF
                                                       DOLLAR AMOUNT
                 NUMBER OF YEARS                       SUBJECT TO THE
              ELAPSED SINCE PURCHASE                      CHARGE)
            --------------------------              --------------------
Less than one.....................................          5.00%
More than one but less than two...................          4.00%
More than two but less than three.................          3.00%
More than three but less than four................          3.00%
More than four but less than five.................          2.00%
More than five but less than six..................          1.00%
After six.........................................          None

    When a Direct Investor or Customer redeems his or her Retail B Shares, the redemption request is processed to minimize the amount of the contingent deferred sales charge that will be charged. Retail B Shares are redeemed first from those shares that are not subject to a contingent deferred sales charge (I.E., Retail B Shares that were acquired through reinvestment of dividends or distributions or that qualify for other deferred sales charge exemptions) and after that from the Retail B Shares that have been held the longest.

    The proceeds from the contingent deferred sales charge that a Direct Investor or Customer may pay upon redemption go to FD Distributors, which may use such amounts to defray the expenses associated with the distribution-related services involved in selling Retail B Shares.

    EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. Certain types of redemptions may also qualify for an exemption from the contingent deferred sales charge. To receive exemptions (i), (iv) or (viii) listed below, a Direct Investor or Customer must explain the status of his or her redemption at the time Retail B Shares are redeemed. The contingent deferred sales charge with respect to Retail B Shares is not assessed on: (i) exchanges described under "Investor Programs--Exchange Privilege" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, (the "Code"); (iii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants in qualified retirement or Keogh plans, individual retirement accounts or custodial accounts maintained pursuant to Section 403(b)(7) of the Code due to death, disability or the attainment of a specified age; (iv) redemptions effected pursuant to a Fund's right to liquidate a shareholder's account if the aggregate net asset value of Retail B Shares held in the account is less than the minimum account size; (v) redemptions in connection with the combination of the Funds with any other investment company registered under the 1940 Act by merger, acquisition of assets, or by any other transaction; (vi) redemptions in connection with the death or disability of a shareholder; (vii) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code; or (viii) any redemption of Retail B Shares held by Direct Investors or Customers, provided the Direct Investor or Customer was the beneficial owner of shares of the Funds (or any of the other portfolios offered by Galaxy or otherwise advised by Fleet or its affiliates) before December 1, 1995. In addition to the foregoing exemptions, no contingent deferred sales charge will be imposed on redemptions made pursuant to the Systematic Withdrawal Plan, subject to the limitations set forth under "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" below.

             CHARACTERISTICS OF RETAIL A SHARES AND RETAIL B SHARES

    The primary difference between Retail A Shares and Retail B Shares lies in their sales charge structures and shareholder servicing/distribution expenses. A Direct Investor or Customer should understand that the purpose and function of the sales charge structures and shareholder servicing/distribution arrangements for both Retail A Shares and Retail B Shares are the same.

    Retail A Shares of the Funds are sold at their net asset value plus a front-end sales charge of up to 3.75%. This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges--Retail A Shares" and "Quantity Discounts.") Retail A Shares of a Fund are currently subject to ongoing shareholder servicing fees at an annual rate of up to .15% of a Fund's average daily net assets attributable to its Retail A Shares.

    Retail B Shares of the Funds are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges--Retail B Shares.") Retail B Shares of a Fund are currently subject to ongoing shareholder servicing and distribution fees at an annual rate of up to
 .80% of the Fund's average daily net assets attributable to its Retail B Shares. These ongoing fees, which are higher than those charged on Retail A Shares, will cause Retail B Shares to have a higher expense ratio and pay lower dividends than Retail A Shares.

    Six years after purchase, Retail B Shares of the Funds will convert automatically to Retail A Shares of the Funds. The purpose of the conversion is to relieve a holder of Retail B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow FD Distributors to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Retail B Shares to Retail A Shares takes place at net asset value, as a result of which a Direct Investor or Customer receives dollar-for-dollar the same value of Retail A Shares as he or she had of Retail B Shares. The conversion occurs six years after the beginning of the calendar month in which the Shares are purchased. Upon conversion, the converted Shares will be relieved of the distribution and shareholder servicing fees borne by Retail B Shares, although they will be subject to the shareholder servicing fees borne by Retail A Shares.

    Retail B Shares acquired through a reinvestment of dividends or distributions (as discussed under "Applicable Sales Charges--Retail B Shares") are also converted at the earlier of two dates--six years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Retail B Shares that were not acquired through reinvestment of dividends or distributions. For example, if a Direct Investor or Customer makes a one-time purchase of Retail B Shares of a Fund, and subsequently acquires additional Retail B Shares of such Fund only through reinvestment of dividends and/or distributions, all of such Direct Investor's or Customer's Retail B Shares in the Fund, including those acquired through reinvestment, will convert to Retail A Shares of such Fund on the same date.

     FACTORS TO CONSIDER WHEN SELECTING RETAIL A SHARES OR RETAIL B SHARES

    Before purchasing Retail A Shares or Retail B Shares of the Funds, Direct Investors and Customers should consider whether, during the anticipated periods of their investments in the particular Fund, the accumulated distribution and shareholder servicing fees and potential contingent deferred sales charge on Retail B Shares prior to conversion would be less than the initial sales charge and accumulated shareholder servicing fees on Retail A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Retail A Shares. In this regard, to the extent that the sales charge for Retail A Shares is waived or reduced by one of the methods described above, investments in Retail A Shares become more desirable. An investment of $250,000 or more in Retail B Shares would not be in most shareholders' best interest. Shareholders should consult their financial advisers and/or brokers with respect to the advisability of purchasing Retail B Shares in amounts exceeding $250,000.

    Although Retail A Shares are subject to a shareholder servicing fee, they are not subject to the higher distribution and shareholder servicing fee applicable to Retail B Shares. For this reason, Retail A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Retail A Shares (that do not qualify for exemptions from or reductions in the initial sales charge) would have less of their purchase price initially invested in these Funds than purchasers of Retail B Shares in the Funds.

    As described above, purchasers of Retail B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Retail B Shares. Because a Fund's future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Retail B Shares would, however, own shares that are subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Direct Investors or Customers expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual distribution and shareholder servicing fees on Retail B Shares to the cost of the initial sales charge and shareholder servicing fees on the Retail A Shares. Over time, the expense of the annual distribution and shareholder servicing fees on the Retail B Shares may equal or exceed the initial sales charge and annual shareholder servicing fee applicable to Retail A Shares. For example, if net asset value remains constant, the aggregate distribution and shareholder servicing fees with respect to Retail B Shares of a Fund would equal or exceed the initial sales charge and aggregate shareholder servicing fees of Retail A Shares approximately six years after purchase. In order to reduce such fees for investors that hold Retail B Shares for more than six years, Retail B Shares will be automatically converted to Retail A Shares as described above at the end of such six-year period.

                              HOW TO REDEEM SHARES

                                    GENERAL

    Redemption orders are effected at the net asset value per share next determined after receipt of the order by FD Distributors. On a Business Day when the Exchange closes early due to a partial holiday or otherwise, Galaxy will advance the time at which redemption orders must be received in order to be processed on that Business Day. Proceeds from the redemptions of Retail B Shares of the Funds will be reduced by the amount of any applicable contingent deferred sales charge. Galaxy reserves the right to transmit redemption proceeds within seven days after receiving the redemption order if, in its judgment, an earlier payment could adversely affect a Fund.

                REDEMPTION PROCEDURES--CUSTOMERS OF INSTITUTIONS

    Customers of Institutions may redeem all or part of their Retail Shares in accordance with procedures governing their accounts at Institutions. It is the responsibility of the Institutions to transmit redemption orders to FD Distributors and credit their Customers' accounts with the redemption proceeds on a timely basis. No charge for wiring redemption payments to Institutions is imposed by Galaxy, although Institutions may charge a Customer's account for redemption services. Information relating to such redemption services and charges, if any, is available from the Institutions.

    Payments for redemption orders received by FD Distributors on a Business Day will normally be wired on the third Business Day to the Institutions.

    Direct Investors may redeem all or part of their Retail Shares in accordance with any of the procedures described below.

                    REDEMPTION PROCEDURES--DIRECT INVESTORS

    REDEMPTION BY MAIL. Shares may be redeemed by a Direct Investor by submitting a written request for redemption to:

    The Galaxy Fund
    P.O. Box 5108
    4400 Computer Drive
    Westboro, MA 01581-5108

    A written redemption request must (i) state the name of the Fund and the number of shares to be redeemed, (ii) identify the shareholder account number and tax identification number, and (iii) be signed by each registered owner exactly as the Retail Shares are registered. A redemption request for an amount in excess of $50,000, or for any amount where (i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or (iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. The guarantor of a signature must be a bank which is a member of the FDIC, a trust company, a member firm of a national securities exchange or any other eligible guarantor institution. FD Distributors will not accept guarantees from notaries public. FD Distributors may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. A redemption request will not be deemed to be properly received until FD Distributors receives all required documents in proper form. The Funds ordinarily will make payment for Retail Shares redeemed by mail within three Business Days after proper receipt by FD Distributors of the redemption request. Questions with respect to the proper form for redemption requests should be directed to FD Distributors at 1-800-628-0414.

    REDEMPTION BY TELEPHONE. Direct Investors who have not otherwise indicated on the application, or in a subsequent notification in writing, may redeem Retail Shares by calling 1-800-628-0414 and instructing FD Distributors to mail a check for redemption proceeds of up to $50,000 to the address of record. A redemption request for an amount in excess of $50,000, or for any amount where
(i) the proceeds are to be sent elsewhere than the address of record (excluding the transfer of assets to a successor custodian), (ii) the proceeds are to be sent to an address of record which has changed in the preceding 30 days, or
(iii) the check is to be made payable to someone other than the registered owner(s), must be accompanied by signature guarantees. (See "Redemption by Mail" above for details regarding signature guarantees.)

    REDEMPTION BY WIRE. Direct Investors who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem Retail Shares by instructing FD Distributors by wire or telephone to wire the redemption proceeds of $1,000 or more directly to the Direct Investor's account at any commercial bank in the United States. FD Distributors charges a $5.00 fee for each wire redemption and the fee is deducted from the redemption proceeds. The redemption proceeds must be paid to the same bank and account as designated on the application or in written instructions subsequently received by FD Distributors. To request redemption of Retail Shares by wire, Direct Investors should call FD Distributors at 1-800-628-0414.

    In order to arrange for redemption by wire after an account has been opened or to change the bank or account designated to receive redemption proceeds, a written request must be sent to Galaxy at the address listed above under "Redemption by Mail." Such requests must be signed by the investor and accompanied by a signature guarantee (see "Redemption by Mail" above for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees, or guardians. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures for transactions by wire or mail which are described above.

    Galaxy reserves the right to refuse a wire or telephone redemption if it believes it is advisable to do so. Procedures for redeeming Retail Shares by wire or telephone may be modified or terminated at any time by Galaxy or FD Distributors. In attempting to confirm that telephone instructions are genuine, Galaxy will use such procedures as are considered reasonable, including recording those instructions and requesting information as to account registration (such as the name in which an account is registered, the account number, recent transactions in the account, and the account holder's social security number, address and/or bank). If Galaxy fails to follow established procedures for the authentication of telephone instructions, it may be liable for losses due to unauthorized or fraudulent telephone transactions.

    NO REDEMPTION BY A DIRECT INVESTOR IN ANY FUND WILL BE PROCESSED UNTIL GALAXY HAS RECEIVED A COMPLETED APPLICATION WITH RESPECT TO THE DIRECT INVESTOR'S ACCOUNT.

    IF ANY PORTION OF THE RETAIL SHARES TO BE REDEEMED REPRESENTS AN INVESTMENT MADE BY PERSONAL CHECK, GALAXY RESERVES THE RIGHT TO DELAY PAYMENT OF REDEMPTION PROCEEDS UNTIL FD DISTRIBUTORS IS REASONABLY SATISFIED THAT THE CHECK HAS BEEN COLLECTED WHICH COULD TAKE UP TO 15 DAYS FROM THE PURCHASE DATE. A DIRECT INVESTOR WHO ANTICIPATES THE NEED FOR MORE IMMEDIATE ACCESS TO HIS OR HER INVESTMENT SHOULD PURCHASE RETAIL SHARES BY FEDERAL FUNDS OR BANK WIRE OR BY CERTIFIED OR CASHIER'S CHECK. BANKS NORMALLY IMPOSE A CHARGE IN CONNECTION WITH THE USE OF BANK WIRES, AS WELL AS CERTIFIED CHECKS, CASHIER'S CHECKS AND FEDERAL FUNDS.

                          OTHER REDEMPTION INFORMATION

    Except as provided under "Investor Programs" below, Galaxy reserves the right to redeem accounts (other than retirement plan accounts) involuntarily, upon 60 days' written notice, if the account's net asset value falls below $250 as a result of redemptions. In addition, if an investor has agreed with a particular Institution to maintain a minimum balance in his or her account at the Institution with respect to Retail Shares of a Fund, and the balance in such account falls below that minimum, the Customer may be obliged by the Institution to redeem all of his or her shares.

                               INVESTOR PROGRAMS

                               EXCHANGE PRIVILEGE

    Direct Investors and Customers of Institutions may, after appropriate prior authorization, exchange Retail A Shares of a Fund having a value of at least $100 for Retail A Shares of any of the other Funds or portfolios offered by Galaxy or for shares of any other investment portfolios otherwise advised by Fleet or its affiliates in which the Direct Investor or Customer maintains an existing account, provided that such other shares may legally be sold in the state of the investor's residence. Direct Investors and Customers of Institutions may exchange Retail B Shares of the Funds for Retail B Shares of the Money Market, Tax-Exempt Bond, Equity Value, Equity Growth, Equity Income, Small Company Equity, Small Cap Value, International Equity, Asset Allocation, Growth and Income, and Strategic Equity Funds offered by Galaxy, provided that such other Retail B Shares may legally be sold in the state of the investor's residence.

    No additional sales charge will be incurred when exchanging Retail A Shares of a Fund for Retail A Shares of another Galaxy portfolio that imposes a sales charge. Retail B Shares may be exchanged without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Retail B Shares, the holding period of the Retail B Shares originally held will be added to the holding period of the Retail B Shares acquired through exchange.

    The minimum initial investment to establish an account in another Fund or portfolio by exchange, except for the Institutional Government Money Market Fund, is $2,500, unless (i) the Retail Shares being exchanged were purchased through a registered representative who is a Fleet Bank employee, in which event there is no minimum investment requirement, or (ii) at the time of the exchange the Direct Investor or Customer elects, with respect to the Fund or portfolio into which the exchange is being made, to participate in the Automatic Investment Program described below, in which event there is no minimum initial investment requirement, or in the College Investment Program described below, in which event the minimum initial investment is generally $100. The minimum initial investment to establish an account by exchange in the Institutional Government Money Market Fund is $2 million.

    An exchange involves a redemption of all or a portion of the Retail Shares of a Fund and the investment of the redemption proceeds in Retail Shares of another Fund or portfolio offered by Galaxy or, with respect to Retail A Shares, otherwise advised by Fleet or its affiliates. The redemption will be made at the per share net asset value next determined after the exchange request is received. The Retail Shares of a Fund or portfolio to be acquired will be purchased at the per share net asset value next determined after acceptance of the exchange request, plus any applicable sales charge.

    Investors may find the exchange privilege useful if their investment objectives or market outlook should change after they invest in any of the Funds. For further information regarding Galaxy's exchange privilege, Direct Investors should call Investor Services Group at 1-800-628-0414. Customers of Institutions should call their Institution for such information. Customers exercising the exchange privilege into other portfolios should request and review these portfolios' prospectuses prior to making an exchange. Telephone 1-800-628-0414 for a prospectus or to make an exchange. See "How to Redeem Shares--Redemption Procedure--Direct Investors--Redemptions by Wire" above for a description of Galaxy's policy regarding telephone transactions.

    In order to prevent abuse of this privilege to the disadvantage of other shareholders, Galaxy reserves the right to terminate the exchange privilege of any shareholder who requests more than three exchanges a year. Galaxy will determine whether to do so based on a consideration of both the number of exchanges that any particular shareholder or group of shareholders has requested and the time period over which their exchange requests have been made, together with the level of expense to Galaxy which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. At least 60 days' notice of any material modification or termination will be given to shareholders except where notice is not required under the regulations of the SEC.

    Galaxy does not charge any exchange fee. However, Institutions may charge such fees with respect to either all exchange requests or with respect to any request which exceeds the permissible number of free exchanges during a particular period. Customers of Institutions should contact their respective Institutions for applicable information.

    For federal income tax purposes, an exchange of shares is a taxable event and, accordingly, a capital gain or loss may be realized by an investor. Before making an exchange request, a Customer or Direct Investor should consult a tax or other financial adviser to determine the tax consequences.

                                RETIREMENT PLANS

    Retail Shares of the Funds are available for purchase in connection with the following tax-deferred prototype retirement plans:

    INDIVIDUAL RETIREMENT ACCOUNTS ("IRAS") (including traditional, Roth and Education IRAS and "rollovers" from existing retirement plans), a retirement-savings vehicle for qualifying individuals. The minimum initial investment for an IRA account is $500 (including a spousal account).

    SIMPLIFIED EMPLOYEE PENSION PLANS ("SEPS"), a form of retirement plan for sole proprietors, partnerships and corporations. The minimum initial investment for a SEP account is $500.

    MULTI-EMPLOYEE RETIREMENT PLANS ("MERPS"), a retirement vehicle established by employers for their employees which is qualified under Sections 401(k) and 403(b) of the Internal Revenue Code. The minimum initial investment for a MERP is $500.

    KEOGH PLANS, a retirement vehicle for self-employed individuals. The minimum initial investment for a Keogh Plan is $500.

    Investors purchasing Retail Shares pursuant to a retirement plan are not subject to the minimum investment requirements described above under "How to Purchase Shares--Other Purchase Information." Detailed information concerning eligibility, service fees and other matters relating to these plans and the form of application is available from Galaxy's distributor (call 1-800-628-0414) with respect to IRAs, SEPs and Keogh Plans and from Fleet Securities, Inc. (call 1-800-221-8210) with respect to MERPs.

          AUTOMATIC INVESTMENT PROGRAM AND SYSTEMATIC WITHDRAWAL PLAN

    The Automatic Investment Program permits a Direct Investor to purchase Retail Shares of a Fund each month or each quarter (minimum of $50 per transaction except for Direct Investors purchasing Retail Shares to be held in an Education IRA, in which event the minimum amount is $40 per month or $125 per quarter). Provided the Direct Investor's financial institution allows automatic withdrawals, Retail Shares are purchased by transferring funds from a Direct Investor's checking, bank money market, NOW or savings account designated by the Direct Investor. The account designated will be debited in the specified amount, and Retail Shares will be purchased on a monthly or quarterly basis, on any Business Day designated by a Direct Investor. If the designated day falls on a weekend or holiday, the purchase will be made on the Business Day closest to the designated day. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated.

    The Systematic Withdrawal Plan permits a Direct Investor to automatically redeem Retail Shares on a monthly, quarterly, semi-annual, or annual basis on any Business Day designated by a Direct Investor, if the account has a starting value of at least $10,000. If the designated day falls on a weekend or holiday, the redemption will be made on the Business Day closest to the designated day. Proceeds of the redemption will be sent to the shareholder's address of record or financial institution within three Business Days of the redemption. If redemptions exceed purchases and dividends, the number of shares in the account will be reduced. Investors may terminate the Systematic Withdrawal Plan at any time upon written notice to Investor Services Group, Galaxy's transfer agent (but not less than five days before a payment date). There is no charge for this service. Purchases of additional Retail A Shares concurrently with withdrawals are ordinarily not advantageous because of the sales charge involved in the additional purchases. No contingent deferred sales charge will be assessed on redemptions of Retail B Shares made through the Systematic Withdrawal Plan that do not exceed 12% of an account's net asset value on an annualized basis. For example, monthly, quarterly and semi-annual Systematic Withdrawal Plan redemptions of Retail B Shares will not be subject to the contingent deferred sales charge if they do not exceed 1%, 3% and 6%, respectively, of an account's net asset value on the redemption date. Systematic Withdrawal Plan redemptions of Retail B Shares in excess of this limit are still subject to the applicable contingent deferred sales charge.

                           PAYROLL DEDUCTION PROGRAM

    The Payroll Deduction Program provides Direct Investors with a convenient, systematic way to purchase Fund shares by deducting a minimum amount of $25 per pay period from their paycheck. To be eligible for the Program, the payroll department of a Direct Investor's employer must have the capability to forward transactions directly through the Automated Clearing House (ACH), or indirectly through a third party payroll processing company that has access to the ACH. A Direct Investor must complete and submit a Galaxy Payroll Deduction Application to his or her employer's payroll department, which will arrange for the specified amount to be debited from the Direct Investor's paycheck each pay period. Retail Shares of Galaxy will be purchased within three days after the debit occurs. If the designated day falls on a weekend or non-Business Day, the purchase will be made on the Business Day closest to the designated day. A Direct Investor should allow between two to four weeks for the Payroll Deduction Program to be established after submitting an application to the employer's payroll department.

                           COLLEGE INVESTMENT PROGRAM

    The College Investment Program (the "College Program") permits a Direct Investor to open an account with Galaxy and purchase Retail Shares of a Fund with a minimum amount of $100 for initial or subsequent investments, except that if the Direct Investor purchases Retail Shares through the Automatic Investment Program, the minimum per transaction is $50. The College Program is designed to assist Direct Investors who want to finance a college savings plan. See "Investor Programs--Automatic Investment Program and Systematic Withdrawal Plan" for information on the Automatic Investment Program. Galaxy reserves the right to redeem accounts participating in the College Program involuntarily, upon 60 days' written notice, if the account's net asset value falls below the applicable minimum initial investment as a result of redemptions. See "How to Redeem Shares--Other Redemption Information" above for further information.

    Direct Investors in the College Program will receive consolidated monthly statements of their accounts. Detailed information concerning College Program accounts and applications may be obtained from FD Distributors (call 1-800-628-0414).

                             DIRECT DEPOSIT PROGRAM

    Direct Investors receiving social security benefits are eligible for the Direct Deposit Program. This Program enables a Direct Investor to purchase Retail Shares of a Fund by having social security payments automatically deposited into his or her Fund account. There is no minimum deposit requirement. For instructions on how to enroll in the Direct Deposit Program, Direct Investors should call FD Distributors at 1-800-628-0414. Death or legal incapacity will terminate a Direct Investor's participation in the Program. A Direct Investor may elect at any time to terminate his or her participation by notifying in writing the Social Security Administration. Further, Galaxy may terminate a Direct Investor's participation upon 30 days' notice to the Direct Investor.

                              INFORMATION SERVICES

             GALAXY INFORMATION CENTER--24 HOUR INFORMATION SERVICE

    The Galaxy Information Center provides Fund performance and investment information 24 hours a day, 7 days a week. To access the Galaxy Information Center, just call 1-800-628-0414.

                             VOICE RESPONSE SYSTEM

    The Voice Response System provides Direct Investors automated access to Fund and account information as well as the ability to make telephone redemptions and exchanges. These transactions are subject to the terms and conditions described under "How To Redeem Shares" and "Investor Programs" above. To access the Voice Response System, just call 1-800-628-0414 from any touch-tone telephone and follow the recorded instructions.

                          GALAXY SHAREHOLDER SERVICES

    For account information and recent exchange transactions, Direct Investors can call Galaxy Shareholder Services Monday through Friday, between the hours of 8:00 a.m. to 6:00 p.m. (Eastern Time) at 1-800-628-0414.

    Galaxy also offers a TDD service for the hearing impaired. Just call 1-800-696-6515, 24 hours a day, 7 days a week.

    Direct Investors residing outside the United States can contact Galaxy by calling 1-508-855-5237.

    Investment returns and principal values will vary with market conditions so that an investor's Retail Shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Unless otherwise indicated, total return figures include changes in share price, deduction of any applicable sales charge, and reinvestment of dividends and capital gains distributions, if any.

                          DIVIDENDS AND DISTRIBUTIONS

    Dividends from net investment income of the Funds are declared daily and paid monthly. Dividends on each share of the Fund are determined in the same manner, irrespective of series, but may differ in amount because of the difference in the expenses paid by the respective series. Net realized capital gains are distributed at least annually.

    Dividends and distributions will be paid in cash. Customers and Direct Investors may elect to have their dividends reinvested in additional Retail Shares of the same series of a Fund at the net asset value of such Shares on the ex-dividend date. Such election, or any revocation thereof, must be communicated in writing to Galaxy's transfer agent (see "Custodian and Transfer Agent" below) and will become effective with respect to dividends paid after its receipt.

                                     TAXES

                                    FEDERAL

    Each Fund qualified during its last taxable year and intends to continue to qualify as a "regulated investment company" under the Code. Such qualification generally relieves a Fund of liability for federal income taxes to the extent the Fund's earnings are distributed in accordance with the Code.

    Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its tax-exempt interest income (if any) net of certain deductions for such year. In general, a Fund's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. The policy of each Fund is to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to each Fund's shareholders who are not currently exempt from federal income taxes, whether such dividends are received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or a qualified retirement plan are deferred under the Code.) It is anticipated that no part of any distribution will qualify for the dividends received deduction for corporations.

    Distribution by a Fund of "net capital gain" (the excess of its net long-term capital gain over its net short-term capital loss), if any, of a Fund, is taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares and whether such gains are received in cash or reinvested in additional Retail Shares. Such distributions are not eligible for the dividends received deduction.

    Dividends declared in October, November or December of any year which are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

    Prior to any purchase of shares of a Fund, the impact of capital gain and other distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any capital gain or other distribution paid shortly after the purchase of shares of a Fund will have the effect of reducing the per share net asset value by the per share amount of the distribution. Furthermore, all or a portion of such distributions, although in effect a return of capital to the shareholder, are subject to tax.

    A taxable gain or loss may be realized by a shareholder upon redemption, transfer or exchange of shares of a Fund depending upon the tax basis of such shares and their price at the time of redemption, transfer or exchange.

    The foregoing summarizes some of the important federal tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Funds should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised annually as to the federal income tax consequences of distributions made each year.

                                STATE AND LOCAL

    Investors are advised to contact their tax advisers concerning the application of state and local taxes, which may have different consequences than those of the federal income tax law described above.

                            MANAGEMENT OF THE FUNDS

    The business and affairs of the Funds are managed under the direction of Galaxy's Board of Trustees. The Statement of Additional Information contains the names of and general background information concerning the Trustees.

                               INVESTMENT ADVISER

    Fleet, with principal offices at 75 State Street, Boston, Massachusetts 02109, serves as the investment adviser to the Funds. Fleet is an indirect wholly-owned subsidiary of Fleet Financial Group, Inc., a registered bank holding company with total assets of approximately $100.7 billion at June 30, 1998. Fleet, which commenced operations in 1984, also provides investment management and advisory services to individual and institutional clients and manages the other investment portfolios of Galaxy.

    Subject to the general supervision of Galaxy's Board of Trustees and in accordance with each Fund's investment policies, Fleet manages each Fund, makes decisions with respect to and places orders for all purchases and sales of its portfolio securities and maintains related records.

    For the services provided and expenses assumed with respect to the Funds, Fleet is entitled to receive advisory fees, computed daily and paid monthly, at the annual rate of .75% of the average daily net assets of each Fund.

    Fleet may from time to time, in its discretion, waive advisory fees payable by the Funds in order to help maintain a competitive expense ratio and may from time to time allocate a portion of its advisory fees to Fleet Bank or other subsidiaries of Fleet Financial Group, Inc. in consideration for administrative and/or shareholder support services which they provide to beneficial shareholders. Fleet is currently waiving a portion of the advisory fees payable to it by the Funds so that it is entitled to receive advisory fees at the annual rate of .55% of each Fund's average daily net assets, but Fleet may in its discretion revise or discontinue this waiver at any time. For the fiscal year ended October 31, 1997, Fleet received advisory fees (after fee waivers) at the effective annual rates of .55%, .55% and .55%, respectively, of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds' average daily net assets. In addition to fee waivers, during the fiscal year ended October 31, 1997, Fleet also reimbursed the Short-Term Bond and High Quality Bond Funds for certain operating expenses, which reimbursement may be revised or discontinued at any time.

    The Short-Term Bond Fund's portfolio manager, Perry J. Vieth, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. Vieth, a Vice President, has over eleven years of experience as an investment manager and previously managed the Shawmut Limited Term Income Fund for Shawmut Investment Advisors and was a manager of Fuji Securities, Inc.'s derivative products group. He also was responsible for fixed income risk management at NationsBank CRT. Mr. Vieth has managed the Short-Term Bond Fund since March 1, 1996.

    The Intermediate Government Income Fund's portfolio manager, Marie H. Schofield, is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield, a Vice President, has been with Fleet since 1991 and has been engaged in providing investment management services for over twenty years. She has managed the Intermediate Government Income Fund since December 1, 1996.

    Ms. Schofield also serves as portfolio manager of the High Quality Bond Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. Ms. Schofield began serving as co-portfolio manager of the Fund on March 1, 1996 and has been sole portfolio manager of the Fund since April 1, 1996.

    Fleet is authorized to allocate purchase and sale orders for portfolio securities to certain financial institutions, including, to the extent permitted by law or order of the SEC, financial institutions that are affiliated with Fleet or that have sold shares of the Funds, if Fleet believes that the quality of the transaction and the commission are comparable to what they would be with other qualified brokerage firms.

                     AUTHORITY TO ACT AS INVESTMENT ADVISER

    Banking laws and regulations currently prohibit a bank holding company registered under the Bank Holding Company Act of 1956, as amended, or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling, or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Retail Shares of the Funds, but do not prohibit such a bank holding company or its affiliates or banks generally from acting as investment adviser, transfer agent or custodian to such an investment company or from purchasing shares of such a company as agent for and upon the order of customers. Fleet, the custodian and Institutions which have agreed to provide shareholder support services that are banks or bank affiliates are subject to such banking laws and regulations. Should legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with their services to the Funds, Galaxy might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is anticipated, however, that any resulting change in the Funds' method of operation would not affect their net asset value per share or result in financial losses to any shareholder.

                                 ADMINISTRATOR

    First Data Investor Services Group, Inc. ("Investor Services Group"), located at 4400 Computer Drive, Westboro, Massachusetts 01581-5108, serves as the Funds' administrator. Investor Services Group is a wholly-owned subsidiary of First Data Corporation.

    Investor Services Group generally assists the Funds in their administration and operation. Investor Services Group also serves as administrator to the other portfolios of Galaxy. For the services provided to the Funds, Investor Services Group is entitled to receive administration fees, computed daily and paid monthly, at the annual rate of .09% of the first $2.5 billion of combined average daily net assets of the Funds and the other portfolios offered by Galaxy (collectively, the "Portfolios"), .085% of the next $2.5 billion of combined average daily net assets, .075% of the next $7 billion of combined average daily net assets, .065% of the next $3 billion of combined average daily net assets,
 .06% of the next $3 billion of combined average daily net assets and .0575% of combined average daily net assets in excess of $18 billion. In addition, Investor Services Group also receives a separate annual fee from each Portfolio for certain fund accounting services. From time to time, Investor Services Group may waive voluntarily all or a portion of the administration fee payable to it by the Funds. For the fiscal year ended October 31, 1997, Investor Services Group received administration fees at the effective annual rate of .082% of each Fund's average daily net assets.

                      DESCRIPTION OF GALAXY AND ITS SHARES

    Galaxy was organized as a Massachusetts business trust on March 31, 1986. Galaxy's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any unissued shares into one or more classes or series of shares. Pursuant to such authority, the Board of Trustees has authorized the issuance of an unlimited number of shares in each series of the Funds as follows: Class D shares (Trust Shares), Class D--Special Series 1 shares (Retail A Shares), Class D--Special Series 2 shares (Retail B Shares), Class D--Special Series 3 shares (A Prime Shares) and Class D--Special Series 4 shares (B Prime Shares), each series representing interests in the Intermediate Government Income Fund; Class J--Series 1 shares (Trust Shares), Class J--Series 2 shares (Retail A Shares), Class J-- Series 3 shares (Retail B Shares), Class J--Series 4 shares (A Prime Shares) and Class J--Series 5 shares (B Prime Shares), each series representing interests in the High Quality Bond Fund; and Class L--Series 1 shares (Trust Shares), Class L-- Series 2 shares (Retail A Shares), Class L--Series 3 shares (Retail B Shares) Class L--Series 4 shares (A Prime Shares) and Class L--Series 5 shares (B Prime Shares), each series representing interests in the Short-Term Bond Fund. Each fund is classified as a diversified company under the 1940 Act.

    The Board of Trustees has also authorized the issuance of additional classes and series of shares representing interests in other investment portfolios of Galaxy. For information concerning the Funds' Trust Shares, A Prime Shares, B Prime Shares and these other portfolios, which are offered through separate prospectuses, contact FD Distributors at 1-800-628-0414.

    Shares of each series in a Fund bear their pro rata portion of all operating expenses paid by that Fund except as follows. Holders of a Fund's Retail A Shares bear the fees that are paid under Galaxy's Shareholder Services Plan for Retail A Shares described below and holders of a Fund's Retail B Shares bear the fees that are paid under Galaxy's Distribution and Services Plan for Retail B Shares described below. Holders of a Fund's A Prime Shares bear the fees that are paid under Galaxy's Distribution Plan for A Prime Shares and holders of a Fund's B Prime Shares bear the fees paid under Galaxy's Distribution and Services Plan for B Prime Shares. Currently, these payments are not made with respect to a Fund's Trust Shares. In addition, shares of each series in a Fund bear differing transfer agency expenses. Standardized yield and total return quotations are computed separately for each series of shares. The difference in the expenses paid by the respective series will affect their performance.

    Each share of Galaxy (irrespective of series designation) has a par value of $.001 per share, represents an equal proportionate interest in the related investment portfolios with other shares of the same class, and is entitled to such dividends and distributions out of the income earned on the assets belonging to such investment portfolio as are declared in the discretion of Galaxy's Board of Trustees.

    Shareholders are entitled to one vote for each full share held, and a proportionate fractional vote for each fractional share held, and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees determines that the matter to be voted on affects only the interests of shareholders of a particular class or series.

    Galaxy is not required under Massachusetts law to hold annual shareholder meetings and intends to do so only if required by the 1940 Act. Shareholders have the right to remove Trustees.

                           SHAREHOLDER SERVICES PLAN

    Galaxy has adopted a Shareholder Services Plan pursuant to which it has entered into servicing agreements with Institutions (including Fleet Bank and its affiliates). Pursuant to these servicing agreements, Institutions render certain administrative and support services to Customers who are the beneficial owners of Retail A Shares. Such services are provided to Customers who are the beneficial owners of Retail A Shares and are intended to supplement the services provided by Investor Services Group as administrator and transfer agent to the shareholders of record of the Retail A Shares. The Plan provides that Galaxy will pay fees for such services at an annual rate of up to .30% of the average daily net asset value of Retail A Shares of the Funds owned beneficially by Customers. Institutions may receive up to one-half of this fee for providing one or more of the following services to such Customers: aggregating and processing purchase and redemption requests and placing net purchase and redemption orders with FD Distributors; processing dividend payments from a Fund; providing sub-accounting with respect to Retail A Shares or the information necessary for sub-accounting; and providing periodic mailings to Customers. Institutions may also receive up to one-half of this fee for providing one or more of these additional services to such Customers: providing Customers with information as to their positions in Retail A Shares; responding to Customer inquiries; and providing a service to invest the assets of Customers in Retail A Shares. These services are described more fully in the Statement of Additional Information under "Shareholder Services Plan."

    Although the Shareholder Services Plan has been approved with respect to both Retail A Shares and Trust Shares of the Funds, as of the date of this Prospectus, Galaxy has entered into servicing agreements under the Shareholder Services Plan only with respect to Retail A Shares of each Fund, and intends to limit the payment under these servicing agreements for each Fund to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of the Retail A Shares of the Fund beneficially owned by Customers of Institutions. Galaxy understands that Institutions may charge fees to their Customers who are the beneficial owners of Retail A Shares in connection with their accounts with such Institutions. Any such fees would be in addition to any amounts which may be received by an Institution under the Shareholder Services Plan. Under the terms of each servicing agreement entered into with Galaxy, Institutions are required to provide to their Customers a schedule of any fees that they may charge in connection with Customer investments in Retail A Shares.

                         DISTRIBUTION AND SERVICES PLAN

    Galaxy has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds. Under the Distribution and Services Plan, Galaxy may pay (a) FD Distributors or another person for expenses and activities intended to result in the sale of Retail B Shares, including the payment of commissions to broker-dealers and other industry professionals who sell Retail B Shares and the direct or indirect cost of financing such payments, (b) Institutions for shareholder liaison services, which means personal services for holders of Retail B Shares and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts, and (c) Institutions for administrative support services, which include but are not limited to (i) transfer agent and subtransfer agent services for beneficial owners of Retail B Shares; (ii) aggregating and processing purchase and redemption orders; (iii) providing beneficial owners with statements showing their positions in Retail B Shares;
(iv) processing dividend payments; (v) providing sub-accounting services for Retail B Shares held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

    Under the Distribution and Services Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed the annual rate of .65% of the average daily net assets attributable to each fund's outstanding Retail B Shares, and (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed the annual rates of .15% and
 .15%, respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Prospectus, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

                      AGREEMENTS FOR SUB-ACCOUNT SERVICES

    Investor Services Group may enter into agreements with one or more entities, including affiliates of Fleet, pursuant to which such entities agree to perform certain sub-accounting and administrative functions ("Sub-Account Services") on a per account basis with respect to Trust Shares of each Fund held by defined contribution plans, including maintaining records reflecting separately with respect to each plan participant's sub-account all purchases and redemptions of Trust Shares and the dollar value of Trust Shares in each sub-account; crediting to each participant's sub-account all dividends and distributions with respect to that sub-account; and transmitting to each participant a periodic statement regarding the sub-account as well as any proxy materials, reports and other material Fund communications. Such entities are compensated by Investor Services Group for the Sub-Account Services and in connection therewith the transfer agency fees payable by Trust Shares of the Funds to Investor Services Group have been increased by an amount equal to these fees. In substance, therefore, the holders of Trust Shares of these Funds indirectly bear these fees.

                          CUSTODIAN AND TRANSFER AGENT

    The Chase Manhattan Bank, located at One Chase Manhattan Plaza, New York, New York 10081, a wholly-owned subsidiary of The Chase Manhattan Corporation, serves as the custodian of the Funds' assets. Chase Manhattan may employ sub-custodians for the Short-Term Bond Fund for the purpose of providing custodian services for the Fund's foreign assets held outside the United States. First Data Investor Services Group, Inc. ("Investor Services Group"), a wholly-owned subsidiary of First Data Corporation, serves as the Funds' transfer and dividend disbursing agent. Services performed by both entities for the Funds are described in the Statement of Additional Information. Communications to Investor Services Group should be directed to Investor Services Group at P.O. Box 5108, 4400 Computer Drive, Westboro, Massachusetts 01581-5108.

                                    EXPENSES

    Except as noted below, Fleet and Investor Services Group bear all expenses in connection with the performance of their services for the Funds. Galaxy bears the expenses incurred in the Funds' operations including taxes; interest; fees (including fees paid to its trustees and officers who are not affiliated with Investor Services Group); SEC fees; state securities fees; costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders; advisory, administration, shareholder servicing, Rule 12b-1 distribution, fund accounting and custody fees; charges of the transfer agent and dividend disbursing agent; certain insurance premiums; outside auditing and legal expenses; costs of independent pricing services; costs of shareholder reports and meetings; and any extraordinary expenses. The Funds also pay for brokerage fees and commissions in connection with the purchase of portfolio securities.

                             PERFORMANCE REPORTING

    From time to time, in advertisements or in reports to shareholders, the performance of the Funds may be quoted and compared to that of other mutual funds with similar investment objectives and to stock or other relevant bond indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Funds may be compared to data prepared by LIPPER ANALYTICAL SERVICES, INC., a widely recognized independent service which monitors the performance of mutual funds.

    Performance data as reported in national financial publications including, but not limited to, MONEY MAGAZINE, FORBES, BARRON'S, THE WALL STREET JOURNAL and THE NEW YORK TIMES, or publications of a local or regional nature, may also be used in comparing the performance of the Funds. Performance data will be calculated separately for Trust Shares, Retail A Shares, Retail B Shares, A Prime Shares and B Prime Shares of the Funds.

    The standard yield is computed by dividing a Fund's average daily net investment income per Share during a 30-day (or one month) base period identified in the advertisement by the maximum public offering price per share on the last day of the period, and analyzing the result on a semi-annual basis. A Fund may also advertise its "effective yield," which is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested.

    The Funds may also advertise their performance using "average annual total return" figures over various periods of time. Such total return figures reflect the average percentage change in the value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. Average total return figures will be given for the most recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well, such as from the commencement of a Fund's operations, or on a year-by-year basis. Each Fund may also use "aggregate total return" figures for various periods, representing the cumulative change in the value of an investment in a Fund for the specified period. Both methods of calculating total return reflect the maximum front-end sales load charged by the Funds for Retail A Shares and the applicable contingent deferred sales charge for Retail B Shares and assume that dividends and capital gains distributions made by a Fund during the period are reinvested in Fund shares.

    The Funds may also advertise total return data without reflecting the sales charge imposed on the purchase of Retail A Shares or the redemption of Retail B Shares in accordance with the rules of the SEC. Quotations that do not reflect the sales charge will be higher than quotations that do reflect the sales charge.

    The performance of the Funds will fluctuate and any quotation of performance should not be considered as representative of future performance. Since yields fluctuate, yield data cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance data are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any additional fees charged directly by Institutions to accounts of Customers that have invested in shares of a Fund will not be included in performance calculations.

    The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include but are not limited to the advantages and disadvantages of investing in tax-deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products; and tax, retirement and investment planning.

                                 MISCELLANEOUS

    Shareholders will receive unaudited semi-annual reports describing the Funds' investment operations and annual financial statements audited by independent certified public accountants.

    As used in this Prospectus, a "vote of the holders of a majority of the outstanding shares" of a particular Fund or a particular series of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the holders of the lesser of (a) more than 50% of the outstanding shares of such Fund or such series of shares, or (b) 67% or more of the shares of such Fund or such series of shares present at a meeting if more than 50% of the outstanding shares of such Fund or such series of shares are represented at the meeting in person or by proxy.

    YEAR 2000 RISKS. Like other investment companies, financial and business organizations and individuals around the world, Galaxy could be adversely affected if the computer systems used by Fleet and Galaxy's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." Fleet is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurance that comparable steps are being taken by Galaxy's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on Galaxy as a result of the Year 2000 Problem.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FIRST DATA DISTRIBUTORS, INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FIRST DATA DISTRIBUTORS, INC. IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                      ------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
HIGHLIGHTS................................................................   1
EXPENSE SUMMARY...........................................................   3
FINANCIAL HIGHLIGHTS......................................................   5
INVESTMENT OBJECTIVES AND POLICIES........................................   9
  Short-Term Bond Fund....................................................   9
  Intermediate Government Income Fund.....................................   10
  High Quality Bond Fund..................................................   10
  Special Risk Considerations.............................................   11
  Other Investment Policies and Risk Considerations.......................   11
INVESTMENT LIMITATIONS....................................................   17
PRICING OF SHARES.........................................................   17
HOW TO PURCHASE SHARES....................................................   18
  Distributor.............................................................   18
  General.................................................................   18
  Purchase Procedures--Customers of Institutions..........................   18
  Purchase Procedures--Direct Investors...................................   19
  Other Purchase Information..............................................   19
  Applicable Sales Charges--Retail A Shares...............................   20
  Quantity Discounts......................................................   21
  Applicable Sales Charges--Retail B Shares...............................   22
  Characteristics of Retail A Shares and Retail B Shares..................   23
  Factors to Consider When Selecting Retail A Shares or Retail B Shares...   24
HOW TO REDEEM SHARES......................................................   24
  General.................................................................   24
  Redemption Procedures--Customers of Institutions........................   25
  Redemption Procedures--Direct Investors.................................   25

                                                                            PAGE
                                                                            ----
  Other Redemption Information............................................   26
INVESTOR PROGRAMS.........................................................   26
  Exchange Privilege......................................................   26
  Retirement Plans........................................................   27
  Automatic Investment Program and Systematic Withdrawal Plan.............   27
  Payroll Deduction Program...............................................   28
  College Investment Program..............................................   28
  Direct Deposit Program..................................................   28
INFORMATION SERVICES......................................................   28
  Galaxy Information Center--24 Hour Information Service..................   28
  Voice Response System...................................................   28
  Galaxy Shareholder Services.............................................   28
DIVIDENDS AND DISTRIBUTIONS...............................................   29
TAXES.....................................................................   29
  Federal.................................................................   29
  State and Local.........................................................   30
MANAGEMENT OF THE FUNDS...................................................   30
  Investment Adviser......................................................   30
  Authority to Act as Investment Adviser..................................   30
  Administrator...........................................................   31
DESCRIPTION OF GALAXY AND ITS SHARES......................................   31
  Shareholder Services Plan...............................................   32
  Distribution and Services Plan..........................................   32
  Agreements for Sub-Account Services.....................................   33
CUSTODIAN AND TRANSFER AGENT..............................................   33
EXPENSES..................................................................   33
PERFORMANCE REPORTING.....................................................   33
MISCELLANEOUS.............................................................   34
  Year 2000 Risks.........................................................   34

                                     [LOGO]

                               50% Recycled Paper
                            10% Post-Consumer Waste

                                                                          RETAIL










                                  THE GALAXY FUND


                        STATEMENT OF ADDITIONAL INFORMATION

                               Growth and Income Fund

                                Small Cap Value Fund


                                  October 31, 1998

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for Retail A Shares and Retail B Shares of the Growth and Income and Small Cap Value Funds of The Galaxy Fund ("Galaxy"), dated October 31, 1998, as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414. Capitalized terms used herein but not otherwise defined have the same meanings as in the Prospectus.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                  TABLE OF CONTENTS

                                                                           PAGE
THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . .1
     Types of Investments. . . . . . . . . . . . . . . . . . . . . . . . . .1
     Money Market Instruments. . . . . . . . . . . . . . . . . . . . . . . .1
     U.S. Government Obligations . . . . . . . . . . . . . . . . . . . . . .2
     When-Issued and Delayed Settlement Transactions . . . . . . . . . . . .2
     Restricted And Illiquid Securities. . . . . . . . . . . . . . . . . . .3
     Repurchase Agreements, Reverse Repurchase Agreements and Lending of . .
       Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . . . .4
     Derivative Securities . . . . . . . . . . . . . . . . . . . . . . . . .5
     Put and Call Options. . . . . . . . . . . . . . . . . . . . . . . . . .5
     Stock Index Futures and Options . . . . . . . . . . . . . . . . . . . .5
     Restrictions on the Use of Futures Contracts and Options. . . . . . . .6
     Indexed Securities. . . . . . . . . . . . . . . . . . . . . . . . . . .6
     Swap Agreements . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
     Foreign Currency Exchange Transactions. . . . . . . . . . . . . . . . .7
     Portfolio Securities Generally. . . . . . . . . . . . . . . . . . . . .8
     Portfolio Turnover. . . . . . . . . . . . . . . . . . . . . . . . . . .8
     Additional Investment Limitations . . . . . . . . . . . . . . . . . . .9
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . 12
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . 14
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . 16
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
     Taxation of Certain Financial Instruments . . . . . . . . . . . . . . 18
     State Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . 20
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . 20
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . . 24
ADVISORY, ADMINISTRATION, CUSTODIAN AND
TRANSFER AGENCY AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . 24
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . 26
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 27
SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . 28
DISTRIBUTION AND SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . 29
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 31
AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . 33
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . 40
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .B-1

                                   THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently authorized to offer shares of beneficial interest in thirty investment portfolios. This Statement of Additional Information provides additional investment information with respect to the Retail A Shares and Retail B Shares of the Growth and Income Fund and Small Cap Value Fund (collectively, the "Funds"), and should be read in conjunction with the current Prospectus for the Funds.

     The Growth and Income and Small Cap Value Funds commenced operations on December 14, 1992 as separate investment portfolios (the "Predecessor Growth and Income Fund" and "Predecessor Small Cap Value Fund", respectively, and collectively, the "Predecessor Funds") of The Shawmut Funds, which was organized as a Massachusetts business trust. On December 4, 1995, the Predecessor Funds were reorganized as new portfolios of Galaxy. Prior to the reorganization, the Predecessor Funds offered and sold shares of beneficial interest that were similar to Galaxy's Trust Shares and Retail A Shares.


                          INVESTMENT OBJECTIVES AND POLICIES

TYPES OF INVESTMENTS

     The Growth and Income Fund invests principally in a professionally-managed and diversified portfolio of common stocks of companies with prospects for above average growth and dividends or of companies where significant fundamental changes are taking place. The Growth and Income Fund will seek to invest in equity securities of companies that are projected to show earnings growth superior to the Standard & Poor's 500 Composite Stock Index. Although the Growth and Income Fund may invest in other securities and in money market instruments, it is the Growth and Income Fund's policy, under normal market conditions, to invest at least 65% of its total assets in equity securities.
The securities in which the Growth and Income Fund may invest include foreign securities, as described in the Prospectuses.

     The Small Cap Value Fund invests primarily in a diversified portfolio of equity securities of companies that have a market value capitalization of up to $1 billion to achieve long-term capital appreciation and current income. Under normal circumstances, the Small Cap Value Fund will invest at least 65% of its total assets in equity securities of companies that have a market value capitalization of up to $1 billion. In addition, the Small Cap Value Fund may invest as described below, and as described in the Prospectuses.

MONEY MARKET INSTRUMENTS

     The Funds may invest in the following money market instruments:

     - instruments of domestic banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and


     - prime commercial paper (rated A-1 by Standard & Poor's Ratings Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch IBCA, Inc.)

U.S. GOVERNMENT OBLIGATIONS

     The types of U.S. Government obligations in which the Funds may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. Government agencies or instrumentalities. These securities are backed by:

     -    the full faith and credit of the U.S. Treasury;

     - the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

     - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities; or

     -    the credit of the agency or instrumentality issuing the obligations.

Examples of U.S. Government agencies and instrumentalities that are permissible investments and may not always receive financial support from the U.S. Government are:

     -    Federal Farm Credit Banks;

     -    Federal Home Loan Banks;

     -    Federal National Mortgage Association; and

     -    Federal Home Loan Mortgage Corporation.

WHEN-ISSUED AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

RESTRICTED AND ILLIQUID SECURITIES

     The Funds may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors, such as the Funds, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Funds believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by Galaxy's Board of Trustees are quite liquid. The Funds intend, therefore, to treat the restricted securities that meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper (as determined by Fleet), as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because
Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities.

     The ability of the Board of Trustees to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission (the "SEC") staff position set forth in the adopting release for Rule 144A (the "Rule") under the Securities Act of 1933, as amended. The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under the Rule. Galaxy, on behalf of the Funds, believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination to the Board of Trustees. The Board of Trustees considers the following criteria in determining the liquidity of certain restricted securities:

     -    the frequency of trades and quotes for the security;

     - the number of dealers willing to purchase or sell the security and the number of other potential buyers;

     -    dealer undertakings to make a market in the security; and

     -    the nature of the security and the nature of the marketplace trades.

Investing in Rule 144A securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Funds expect that less than 5% of their respective net assets will be invested in Rule 144A securities during the current fiscal year.

REPURCHASE AGREEMENTS, REVERSE REPURCHASE AGREEMENTS AND LENDING OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements, which are arrangements in which banks, broker/dealers and other recognized financial institutions sell U.S. Government securities or other securities to the Funds and agree at the time of sale to repurchase them at a mutually agreed upon time and price within one year from the date of acquisition. A Fund requires its custodian to take possession of the securities subject to a repurchase agreement and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. The Funds believe that, under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by Fleet to be creditworthy pursuant to guidelines established by the Board of Trustees.

     The Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund in a dollar amount sufficient to make payment for the obligations to be purchased are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled.

     The collateral received when the Funds lend portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Funds. During the time portfolio securities are on loan, the borrower pays a Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Funds or the borrower. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS

     Each Fund may purchase and sell put options on its portfolio securities as described in the Prospectus.

     STOCK INDEX FUTURES AND OPTIONS

     The Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of a Fund's portfolio and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives the Funds, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving the Funds the right to make delivery of stock at a specified price, a put option on a stock index gives the Funds, as holders, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, the Funds have the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     Each Fund may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in its portfolio; and (3) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration.
Each Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin", and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins", and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market". A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND OPTIONS

     Neither Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, each Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, neither Fund may enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

INDEXED SECURITIES

     The Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

SWAP AGREEMENTS

     As one way of managing their exposure to different types of investments, the Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift the Funds' investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, neither Fund will routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

PORTFOLIO SECURITIES GENERALLY

     Subsequent to its purchase by a Fund an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Board of Trustees or Fleet, pursuant to guidelines established by the Board, will promptly consider such an event in determining whether the Fund involved should continue to hold the obligation. The Board of Trustees or Fleet may determine that it is appropriate for the Fund to continue to hold the obligation if retention is in accordance with the interests of the particular Fund and applicable regulations of the Securities and Exchange Commission.

PORTFOLIO TURNOVER

     A Fund may sell a portfolio investment soon after its acquisition if Fleet believes that such a disposition is consistent with the Fund's investment objective. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be ultimately borne by the Fund's shareholders.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus):

     1. Neither Fund may sell any securities short or purchase any securities on margin, but each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. A deposit or payment by a Fund of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.

     2. Neither Fund may issue senior securities except that each Fund may borrow money or engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets, including the amounts borrowed; and except to the extent that each Fund may enter into futures contracts. Neither Fund will borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling a Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. Neither Fund will purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

     3 Neither Fund may mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, a Fund may only mortgage, pledge, or hypothecate assets having a market value not exceeding 10% of the value of its total assets at the time of purchase. For purposes of this limitation, the following will not be deemed to be pledges of a Fund's assets: (a) the deposit of assets in escrow in connection with the writing of covered put or call options and the purchase of securities on a when-issued basis; and (b) collateral arrangements with respect to: (i) the purchase and sale of stock options (and options on stock indices) and (ii) initial or variation margin for futures contracts. Margin deposits from the purchase and sale of futures contracts and related options are not deemed to be a pledge.

     4. Neither Fund may purchase or sell real estate or real estate limited partnerships, although each Fund may invest in securities of issuers whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

     5. Neither Fund may purchase or sell commodities, commodity contracts, or commodity futures contracts except to the extent that a Fund may engage in transactions involving financial futures contracts or options on financial futures contracts.

     6. Neither Fund may underwrite any issue of securities, except as a Fund may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations.

     7. Neither Fund may lend any of its assets except that a Fund may lend portfolio securities up to one-third the value of its total assets. This limitation shall not prevent a Fund from purchasing or holding money market instruments, repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, variable rate demand notes, bonds, debentures, notes, certificates of indebtedness, or certain debt instruments as permitted by its investment objective, policies and limitations or Galaxy's Declaration of Trust.

     8. With respect to securities comprising 75% of the value of its total assets, neither Fund will purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer. Neither Fund will acquire more than 10% of the outstanding voting securities of any one issuer.

     9. Neither Fund will invest 25% of more of the value of its total assets in any one industry (other than securities issued by the U.S. Government, its agencies or instrumentalities). However, a Fund may invest as temporary investments more than 25% of the value of its assets in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements.

     The following limitations may be changed by Galaxy's Board of Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

     10. Each Fund will limit its investments in other investment companies to not more than 3% of the total outstanding voting stock of any investment company; will invest no more than 5% of its total assets in any one investment company; and will invest no more than 10% of its total assets in investment companies in general. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets.

          The Funds will purchase the securities of other investment companies only in open market transactions involving only customary broker's commissions. It should be noted that investment companies incur certain expenses such as management fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.

     11. Neither Fund may purchase or retain the securities of any issuer if the officers and Trustees of Galaxy or Fleet, owning individually more than 1/2 of 1% of the issuer's securities, together own more than 5% of the issuer's securities.

     12. Neither Fund may purchase or sell interests in oil, gas, or other mineral exploration or development programs or leases; except that the Funds may purchase the securities of issuers which invest in or sponsor such programs.

     13. Neither Fund may purchase put options on securities, unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     14. Neither Fund may write call options on securities, unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. Neither Fund may write call options in excess of 5% of the value of its total assets.

     15. Neither Fund may invest more than 5% of the value of its total assets in securities of issuers which have records of less than three years of continuous operations, including the operation of any predecessor.

     16. Neither Fund will invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice, non-negotiable fixed time deposits with maturities over seven days, and certain securities not determined by the Board of Trustees to be liquid.

     17. Neither Fund may invest more than 15% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933, except for commercial paper issued under Section 4(2) of the Securities Act of 1933 and certain other restricted securities which meet the criteria for liquidity as established by the Board of Trustees.

     18. Neither Fund may invest in companies for the purpose of exercising management or control.

     19.  Neither Fund may invest more than 5% of its net assets in warrants.
          No more than 2% of this 5% may be warrants which are not listed on the New York Stock Exchange.

     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in violation of such restriction.

     For purposes of their respective policies and limitations, the Funds consider certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items".

     The Funds do not intend to borrow money in excess of 5% of the value of their respective net assets during the next twelve months.


                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Retail A Shares and Retail B Shares of the Funds are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Retail A Shares and Retail B Shares of the Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge described below with respect to Retail A Shares.

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the Prospectus. Retail B Shares of the Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectus.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exceptions as described in the Prospectus. An illustration of the computation of the offering price per share of the Funds, using the value of each Fund's net assets and number of outstanding Retail A Shares at the close of business on April 30, 1998, is as follows:

                                           Growth and              Small Cap
                                           Income Fund             Value Fund
                                           -----------             ----------
Net Assets . . . . . . . . . . . . . . .   $212,937,752           $97,447,336

Outstanding Shares . . . . . . . . . . .     13,162,340             5,718,287

Net Asset Value Per
Share. . . . . . . . . . . . . . . . . .   $      16.18           $     17.04

Sales Charge (3.75% of
the offering price). . . . . . . . . . .   $        .63           $      0.66
Offering Price to
Public . . . . . . . . . . . . . . . . .   $      16.81           $     17.70

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.

                                DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, Tax-Exempt Fund, U.S. Treasury Fund, Institutional Government Money Market Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. In addition to the Retail A Shares and Retail B Shares offered by the Prospectus to which this Statement of Additional Information relates, three separate series of shares (Trust Shares, A Prime Shares and B Prime Shares) for the Funds are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares (i.e., Retail A Shares, Retail B Shares, Trust Shares, A Prime Shares and B Prime Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series will be entitled to vote on matters submitted to shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A Shares and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration that may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                       ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund of Galaxy is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its exempt-interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net realized long-term capital gains, if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distributions in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% for gains on capital assets held more than 12 months. June 1998 distributions of capital gain realized in 1997 may be subject to a federal tax rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Shareholders are subject to federal income tax on dividends received as cash or additional shares.

     Capital gains experienced by the Funds could result in an increase in dividends. Capital losses could result in a decrease in dividends.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement described above.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell, related options and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.
Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term, and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by an Equity Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Equity Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     A Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock in a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of the year; under either of these alternative approaches the Fund may recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                                TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                        Positions               Principal Occupation
                        with The                During Past 5 Years
Name and Address        Galaxy Fund             and Other Affiliations
----------------        -----------             ----------------------
Dwight E. Vicks, Jr.    Chairman & Trustee      President & Director, Vicks
Vicks Lithograph &                              Lithograph & Printing
  Printing Corporation                          Corporation (book
Commercial Drive                                manufacturing and commercial
P.O. Box 270                                    printing); Director, Utica
Yorkville, NY 13495                             Fire Insurance Company;
Age 64                                          Trustee, Savings Bank of
                                                Utica; Director, Monitor Life
                                                Insurance Company; Director,
                                                Commercial Travelers Mutual
                                                Insurance Company; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy  Fund II.

John T. O'Neill(1)      President, Treasurer &  Executive Vice President and
Hasbro, Inc.            Trustee                 CFO, Hasbro, Inc. (toy and
1027 Newport Avenue                             game manufacturer); Trustee,
Pawtucket, RI 02862                             The Galaxy VIP Fund; Trustee,
Age 53                                          Galaxy Fund II.

                        Positions               Principal Occupation
                        with The                During Past 5 Years
Name and Address        Galaxy Fund             and Other Affiliations
----------------        -----------             ----------------------
Louis DeThomasis        Trustee                 President, Saint Mary's
Saint Mary's College                            College of Minnesota;
  of Minnesota                                  Director, Bright Day Travel,
Winona, MN 55987                                Inc.; Trustee, Religious
Age 57                                          Communities Trust; Trustee,
                                                The Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.

Donald B. Miller        Trustee                 Chairman, Horizon Media, Inc.
10725 Quail Covey Road                          (broadcast services);
Boynton Beach, FL 33436                         Director/Trustee, Lexington
Age 72                                          Funds; Chairman, Executive
                                                Committee, Compton
                                                International, Inc.
                                                (advertising agency); Trustee,
                                                Keuka College; Trustee, The
                                                Galaxy VIP Fund; Trustee,
                                                Galaxy Fund II.

James M. Seed           Trustee                 Chairman and President, The
The Astra Ventures,                             Astra Projects, Incorporated
  Inc.                                          (land development); President,
One Citizens Plaza                              The Astra Ventures,
Providence, RI 02903                            Incorporated (previously,
Age 56                                          Buffinton Box Company -
                                                manufacturer of cardboard
                                                boxes); Commissioner, Rhode
                                                Island Investment Commission;
                                                Trustee, The Galaxy VIP Fund;
                                                Trustee, Galaxy Fund II.

Bradford S. Wellman(1)  Trustee                 Private Investor; Vice
2468 Ohio Street                                President and Director, Acadia
Bangor, ME  04401                               Management Company (investment
Age 66                                          services), from 1974 until
                                                1990; Director, Essex County
                                                Gas Company, until January
                                                1994; Director, Maine Mutual
                                                Fire Insurance Co.; Member,
                                                Maine Finance Authority;
                                                Trustee, The Galaxy VIP Fund;
                                                Trustee, Galaxy Fund II.


                        Positions               Principal Occupation
                        with The                During Past 5 Years
Name and Address        Galaxy Fund             and Other Affiliations
----------------        -----------             ----------------------
W. Bruce McConnel, III  Secretary               Partner of the law firm
Philadelphia National                           Drinker Biddle & Reath LLP,
  Bank Building                                 Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107
Age 54

Jylanne Dunne           Vice President          Vice President, First Data
First Data Investor     and                     Investor Services Group, Inc.,
Services                Assistant               1990 to present.
  Group, Inc.           Treasurer
4400 Computer Drive
Westboro, MA 01581-5108
Age 38

--------------------------

1. May be deemed to be an "interested" person within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the

"Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc. ("Investor Services Group"), receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees for the fiscal year ended October 31, 1997:


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                                              Pension or
                                              Retirement
                                               Benefits     Total Compensation
                            Aggregate      Accrued as Part    from Galaxy and
        Name of         Compensation from      of Fund       Fund Complex*Paid
    Person/Position           Galaxy           Expenses         to Trustees
    ---------------           ------           --------         -----------
-------------------------------------------------------------------------------
Bradford S. Wellman          $34,591             None             $38,500
Trustee
-------------------------------------------------------------------------------
Dwight E. Vicks, Jr.         $38,184             None             $42,500
Chairman and Trustee
-------------------------------------------------------------------------------
Donald B. Miller**           $34,574             None             $38,500
Trustee
-------------------------------------------------------------------------------
Rev. Louis DeThomasis        $34,591             None             $38,500
Trustee
-------------------------------------------------------------------------------
John T. O'Neill              $36,837             None             $41,000
President, Treasurer
and Trustee
-------------------------------------------------------------------------------
James M. Seed,               $34,574             None             $38,500
Trustee**
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

-------------------

*    The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund
     II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


                      ADVISORY, ADMINISTRATION, CUSTODIAN AND
                             TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectus. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectus.

     For the fiscal year ended October 31, 1997, Fleet received advisory fees (net of reimbursements) of $1,370,449 and $2,361,898 with respect to the Small Cap Value Fund and

Growth and Income Fund, respectively, and reimbursed expenses of $103,101 and $306,295 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from December 4, 1995 to October 31, 1996, Fleet received advisory fees (net of reimbursements) of $1,079,665 and $1,690,599 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively, and reimbursed expenses of $63,394 and $99,656 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Shawmut Bank, N.A. ("Shawmut"), the investment adviser for the Predecessor Funds, earned the following advisory fees: $128,152 and $207,833 with respect to the Predecessor Small Cap Value Fund and Predecessor Growth and Income Fund, respectively.

     For the fiscal year ended October 31, 1995, Shawmut earned the following advisory fees: Predecessor Growth and Income Fund, $2,067,505, of which $365,382 was voluntarily waived; and Predecessor Small Cap Value Fund, $1,304,952, of which $304,915 was voluntarily waived.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal year ended October 31, 1997, Investor Services Group received administration fees of $160,350 and $290,324 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period December 4, 1991 through October 31, 1996, Investor Services Group received administration fees of $129,102 and $203,187 with respect to the Small Cap Value Fund and Growth and Income Fund, respectively.

     For the period from November 1, 1995 to December 3, 1995, Federated Administrative Services ("Federated"), a subsidiary of Federated Investors, served as administrator of the Predecessor Funds and earned the following administrative fees: Predecessor Small Cap Value Fund, $19,223, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $31,175, none of which was voluntarily waived.

     For the fiscal year ended October 31, 1995, Federated earned the following administrative fees: Predecessor Small Cap Value Fund, $131,149, none of which was voluntarily waived; and Predecessor Growth and Income Fund, $207,280, none of which was voluntarily waived.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund;
(iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                                PORTFOLIO TRANSACTIONS

     Transactions in equity securities on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal year ended October 31, 1997, the Growth and Income and Small Cap Value Funds paid $851,919 and $173,335, respectively, in brokerage commissions on brokerage transactions.

     For the period December 4, 1995 through October 31, 1996, the Growth and Income and Small Cap Value Funds paid $398,181 and $118,396, respectively, in brokerage commissions on brokerage transactions. For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $250,125 and $58,543, respectively, in brokerage commissions on brokerage transactions.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, the Growth and Income Fund held 42,000 shares of common stock of Chase Manhattan Corp. (value $4,845,750) and 39,000 shares of common stock of J.P. Morgan & Co. Inc. (value $4,280,250), Chase Manhattan & J.P. Morgan are considered "regular broker dealers" of Galaxy. Chase Manhattan Corp. and J.P. Morgan & Co., Inc. are the parents of Chase Securities, Inc. and J.P. Morgan respectively.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                              SHAREHOLDER SERVICES PLAN

     As stated in the Prospectus for the Funds, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of the Funds. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan described above requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agrees to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such shares on that day.

     For the fiscal year ended October 31, 1997, payments to Service Organizations totaled $324,069 with respect to Retail A Shares of the Growth and Income Fund, and $130,739 with respect to Retail A Shares of the Small Cap Value Fund.

     For the period December 4, 1995 through October 31, 1996, payments to Service Organizations totaled $154,838 with respect to Retail A Shares of the Growth and Income Fund, and $79,503 with respect to Retail A Shares of the Small Cap Value Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of the Funds. Pursuant to the Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                            DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds. The 12b-1 Plan is described in the Prospectus.

     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit each Fund's payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Growth and Income Fund bore $122,300 in distribution fees and $54,046 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Growth and Income Fund bore $7,070 in distribution fees and $3,263 in shareholder servicing fees under the 12b-1 Plan. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to a Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to the Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of a Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

     Investment Shares of the Predecessor Funds were subject to a Plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "Shawmut Plan"). The Shawmut Plan permitted the payment of fees to administrators (including broker/dealers and depository institutions such as commercial banks and savings and loan associations) for distribution and administrative services.

The Shawmut Plan was designed to stimulate administrators to provide distribution and administrative support services to the Predecessor Funds and their shareholders.

     For the fiscal year ended October 31, 1995, the Predecessor Growth and Income and Predecessor Small Cap Value Funds paid $166,932 and $111,535, respectively, in 12b-1 fees, of which $83,466 and $55,768, respectively, was voluntarily waived.


                                     DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's Distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $988,216; and Small Cap Value Fund -- $300,152. For the period December 4, 1995 through October 31, 1996, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Growth and Income Fund -- $279,670; and Small Cap Value Fund -- $34,022. During these periods, FD Distributors and affiliates of Fleet retained fees of $0 and $988,216 for the Growth and Income Fund and $0 and $300,152 for the Small Cap Value Fund, respectively.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. For the fiscal year ended October 31, 1997, FD Distributors received $49,278 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet. For the period from March 4, 1996 (date of the initial public offering of Retail B Shares) through October 31, 1996, FD Distributors received $2,815 in contingent deferred sales charges in connection with redemptions of Retail B Shares of the Growth and Income Fund. All such amounts were paid over to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

                                                                                            Brokerage
                                 Net Underwriting              Compensation on            Commissions in
                                  Discounts and                 Redemption and            Connection with             Other
           Fund                   Commissions(1)                 Repurchase(2)           Fund Transactions       Compensation(3)
           ----                   -------------                  -------------           -----------------       ---------------
Growth and Income                   $1,037,494                     $49,278                      $0                   $122,722

Small Cap Value                     $  300,152                       N/A                                             $458,524

-------------------------------------------------------------------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                       AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds for the fiscal year ended October 31, 1997 included in the Prospectus and the financial statements for the fiscal year ended October 31, 1997 contained in Galaxy's Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information have been audited by PricewaterhouseCoopers LLP for the periods included in their report which appears therein.

                                       COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, PA 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                         PERFORMANCE AND YIELD INFORMATION

     The Growth and Income and Small Cap Value Funds' 30-day (or one month) standard yields described in the Prospectus are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                    6
               YIELD = 2[((a+b) + 1) -1]

Where:         a =  dividends and interest earned by a Fund during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period, entitled to receive dividends; and

               d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts and to the particular series of shares in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). The Funds' maximum offering price per Retail A Share for purposes of the formula will include the maximum sales load imposed by the Funds -- currently 3.75% of the per share offering price.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculations, for the 30-day period ended April 30, 1998, (i) the yields for Retail A Shares of the Growth and Income and Small Cap Value Funds were 3.92% and 2.33%, respectively, and (ii) the yield for Retail B Shares of the Growth and Income Fund was -0.35%.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                                    1/n
                                   T = [(ERV/P) - 1]

Where:              T =       average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P = hypothetical initial payment of $1,000 less any applicable sales charge; and

                    n = period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return =      [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date (reflecting any sales load charged upon such reinvestment), (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail A Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with the purchase of Retail A Shares or redemptions of Retail B Shares.

     The average annual total returns for the one-year and five-year periods ended April 30, 1998 and for the period from February 12, 1993 (date of initial public offering) to April 30, 1998 were 32.58% and 19.75%, and 19.43% respectively, for Retail A Shares of the Growth and Income Fund and 43.64% and 21.64%, and 20.11% respectively, for Retail A Shares of the Small Cap Value Fund.

     The aggregate total returns for Retail A Shares of the Growth and Income Fund and Small Cap Value Fund for the period from February 12, 1993 (date of initial public offering) to April 30, 1998 were 152.31% and 159.88%, respectively.

     The average annual total return for the one-year period ended April 30, 1998 and for the period from March 4, 1996 (date of initial public offering) to April 30, 1998 were 31.71% and 24.67%, respectively, for Retail B Shares of the Growth and Income Fund. The aggregate total return for Retail B Shares of the Growth and Income Fund for the period from March 4, 1996 (date of initial public offering) to April 30, 1998 was 60.87%.

     As stated in the Funds' Prospectuses, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


                                    MISCELLANEOUS

     As used in the Prospectus, "assets belonging to a Fund" or "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular Fund or that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular Fund or series of a Fund, assets belonging to the particular Fund or series of the Fund are charged with the direct liabilities in respect of that Fund or series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market
Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000150286 (99.79%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000007717 (100.00%); Government Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14368, Account 00000012621 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000015922 (91.26%);
Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000000019 (88.02%); Luitpold Pharmaceuticals, Inc., Kirk Sobecki, CFO, One Luitpold Drive, Shirley, NY 11967, (12.66%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000064 (76.76%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003294 (17.27%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/T04A, Rochester, NY 14683, Account 00000011551 (5.88%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000082 (69.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000010017 (15.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000030718 (14.66%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000015771 (49.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003748 (35.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000037 (14.37%); International Equity Fund --Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (43.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000876 (39.22%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street,

NY/RO/TO4A, Rochester, NY 14638, Account 00000004088 (13.60%); Growth and Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503793 (66.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503873 (27.27%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638 , Account 0500503837 (6.43%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (91.42%). Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000002598 (6.73%); Small Company Equity -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (66.17%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (24.19%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (7.06%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503999 (62.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503917 (18.99%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503953 (17.64%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000038408 (39.89%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000007183 (33.03%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (27.08%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (66.15%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001465 (21.14%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006095 (12.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit
- NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638 (66.67%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000008627 (34.17%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000064 (47.52%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001090 (18.17%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005899 (39.27%); Gales & Co, Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000028 (38.05%); Gales and Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000670 (22.68%); Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual

Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (77.47%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (21.91%); Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (53.36%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (46.64%); Corporate Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (47.32%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (39.21%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (6.30%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (13.68%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001107 (75.01%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005292 (11.32%); New Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115489 (56.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115504 (43.33%); and Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115522 (95.86%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Money Market Fund -- US Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 05100115684 (5.23%); Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842, Account 00000025010 (7.61%); U.S. Treasury Money Market Fund -- US Clearing, a Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 5100115684 (10.77%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638, Account 05100058503 (47.76%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638, Account 05100058521 (29.67%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Blank, Ronald Brown, Howard Brown & Carl Valeri, 39 Brighton Ave., Boston, MA 02128, Account 05100587013 (5.78%); Lawrence Levine & Susan Levine (JTWROS), 40 Southpoint, Ipswich, MA 01938, (5.08%); Rhode Island Municipal Bond Fund - Gales & Co.. Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A. 159 East Main Street, Rochester, NY 14638, Account 00000001492 (38.33%); James R. McCulloch, c/o Microfibre, PO Box 1208, Pawtucket, RI 02860, Account 05000414933 (7.45%); New York Municipal Bond Fund - Marilyn J. Brantley, PO Box 65, 7276 Ramsey Road, Belfast, NY

14711, Account 5100977627 (10.77%); and New Jersey Municipal Bond Fund -- Jeffery W Golden, 7 Hampton Ridge CT, Old Tappan, NJ 07675, Account 05100780704 (23.40%); NFSC FEBO # BHN-183671, Finley G. Auld, Virginia Auld, 25 Normandy Court, Ho Ho Kus, NJ 07423, (55.63%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Richard Bothwell & Kyra Bothwell (JTWROS) 558 Hoyt St., Darien, CT, 06820, Account 5100588904 (17.40%); Steven R. Schwartz, 2393 Lake Elmo Avenue N, Lake Elmo, MN 55042-8407, Account 5100583213 (6.77%); Thomas A. Dowd, Myrna L. Dowd (JTWROS), 9 Cypress Ave., Shrewsbury, MA 01545, Account 05100563501 (6.21%); Paul Dworkin & Barbara C. Dworkin (JTWROS), 884 Meadow Lane, Niskayuna, NY 12309, (6.80%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 18 Meadow Brook Lane, Unit 3, Easton, MA 02375, Account 05100649206, (5.06%); Short-Term Bond Fund - Michael J. Palmer, 79 Candlewood Road, Groton, CT 06340, Account 5100969967 (8.41%); Gabriella Dulac & Alain Dulac(JTWROS) 40 Dix Road, Wethersfield, CT 06109, Account 5100818032, (6.31%); Elizabeth Mugar, 10 Chestnut St. Apt. 1808, Springfield, MA 01103, Account 5100760012 (5.34%); Tax-Exempt Bond Fund -- David Fendler & Sylvia Fendler(JTWROS), 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (9.88%); Doris M. Peloguin, 43 Keene Street, Providence, RI 02906-1520, Account 05100506413, (6.70%); NFSC FEBO # AAD-181030, Carol & Ali E. Guy, 14 Thomas Street, Scarsdale, NY 10583, Account 7000076164, (5.38%); and Strategic Equity Fund -- Yuet Kum Ku, 7 Mason Street, Malden, MA 02148, Account 05100918601, (5.16%); Claire M. Dileone & Susan F. Torre (JTWROS), 260 Waybosset Street, New Haven, CT 06513, (6.71%); Betsey Tan, 7 Donovan's Lane, Natiek, MA 01760, (13.68%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund--Stable Asset Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (8.21%); Tax-Exempt Money Fund--Robert W. Doyle Irrevocable Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.20%); Government Money Fund--Brown University Non-Exp. Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); U.S. Treasury Money Fund, Loring Walcott Client Sweep Acct., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (19.60%); Equity Value Fund--Fleet Savings Plus Equity Value, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (18.77%); Equity Growth Fund--Fleet Savings Plus Equity Growth, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (23.20%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.22%); International Equity Fund--FFG International Equity Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (14.27%); Fleet Savings Plus-Intl Equity, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (9.77%); Intermediate Govt. Inc.--Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.82%); Strategic Equity Fund--FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East

Main, Rochester, NY 14638, (79.15%); Perstorp Retirement Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (16.71%); High Quality Bond Trust--Fleet Savings Plus Plan-HQ Bond, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (23.06%); Short Term Bond Fund--Swarovski North America Ret. Plan, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (6.50%); Asset Allocation Fund--Fleet Savings Plus-Asset Allocation, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.07%); Small Company Equity Fund--Fleet Savings Plus-Small Company, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (31.07%); Tax Exempt Fund Bond-- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (36.11%); Connecticut Municipal Bond Fund--Florence M. Roberts, IMA Agency, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.25%); Corporate Bond Fund--Cole Hersee Pension Plan, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.41%); Growth Income Fund--Fleet Savings Plus-Growth Income, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (44.30%); Small Cap Value Fund--FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (30.74%); Institutional Government Fund-- Aeroflex Inc. CAPFOC, c/o Norstar Trust, c/o Gales & Co., 159 East Main, Rochester, NY 14638, (7.43%); New Jersey Municipal Bond Fund--Perillo Tours, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.60%); Royal Chambord IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY, 14638, (13.80%); McKee Wendell A. Marital Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (13.70%); Varco Inc. IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (6.90%); Tiernan Diana V IA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); and Dunnington, Ruth U., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.51%).


                                 FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 and Semi-Annual Report to Shareholders with respect to the Funds for the period ended April 30, 1998 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Report and Semi-Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appear in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements included in the Semi-Annual Report for the period ended April 30, 1998 are unaudited.

                                     APPENDIX A

                         DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Thomson BankWatch ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The five highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A, BBB and BB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. Securities that are rated BB are considered to be below investment grade but are deemed likely to meet obligations when due. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. BB bonds are considered to be speculative investments and represent the likelihood of timely payment of principal and interest in accordance with the terms of obligation for issues not in default.

     The five highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A, BBB and BB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, such bonds face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments. The AA, A, BBB and BB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The five highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A, Baa and Ba. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds rated Ba provide questionable protection of interest and principal and indicate some speculative elements. Moody's may modify a rating of Aa, A, Baa or Ba by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the applicable Prospectus, the Growth and Income and Small Cap Value Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.


II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                         RETAIL





                                  THE GALAXY FUND

                        STATEMENT OF ADDITIONAL INFORMATION

                                Short-Term Bond Fund

                        Intermediate Government Income Fund

                               High Quality Bond Fund





                                  October 31, 1998

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectus (the "Prospectus") for Retail A Shares and Retail B Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds, dated October 31, 1998, of The Galaxy Fund ("Galaxy"), as it may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into such Prospectus. No investment in shares of the Funds should be made without reading the Prospectus. Copies of the Prospectus may be obtained by writing Galaxy c/o First Data Distributors, 4400 Computer Drive, Westboro, Massachusetts 01581 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                  TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . 1
     Variable and Floating Rate Obligations. . . . . . . . . . . . . . . . . . 1
     Bank Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Municipal Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 2
     When-Issued Securities and Forward Commitment and Delayed Settlement
     Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Stand-By Commitments. . . . . . . . . . . . . . . . . . . . . . . . . . . 4
     Repurchase Agreements; Reverse Repurchase Agreements; Loans of
     Portfolio Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . . . 5
     Derivative Securities . . . . . . . . . . . . . . . . . . . . . . . . . . 5
     Foreign Currency Exchange Transactions. . . . . . . . . . . . . . . . . . 5
     Additional Investment Limitations . . . . . . . . . . . . . . . . . . . . 6
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . 7
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . .11
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
     Taxation of Certain Financial Instruments . . . . . . . . . . . . . . . .13
     State Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . . . .19
ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS . . . . . .20
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . .21
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .22
SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . .23
DISTRIBUTION AND SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . .24
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . . .27
MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .35
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                                  THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to the Retail A Shares and Retail B Shares of three of those investment portfolios: the Short-Term Bond Fund, Intermediate Government Income Fund and High Quality Bond Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectus.


                         INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments as described in the Prospectus. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, must determine that such instrument is comparable to rated instruments eligible for purchase by a Fund and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

MUNICIPAL SECURITIES

     The Funds may invest in Municipal Securities when such investments are deemed appropriate by Fleet in light of the Funds' investment objectives. As a result of the favorable tax treatment afforded such obligations under the Internal Revenue Code of 1986, as amended, yields on municipal obligations can generally be expected under normal market conditions to be lower than yields on corporate and U.S. Government obligations, although from time to time Municipal Securities have outperformed, on a total return basis, comparable corporate and federal debt obligations as a result of prevailing economic, regulatory or other circumstances.

     Municipal Securities acquired by the Funds include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are "Municipal Securities" if the interest paid thereon is exempt from regular federal income tax and not treated as a specific tax preference item under the federal alternative minimum tax.

     The two principal categories of Municipal Securities include "general obligation" and "revenue" issues. The Funds' portfolios may also include "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Securities, both within a particular category and between categories, and the yields on Municipal Securities depend upon a variety of factors, including general market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), described in the Prospectus and in Appendix A hereto, represent such rating services' opinion as to the quality of Municipal Securities. It should be emphasized that these ratings are general and are not absolute standards of quality. Municipal Securities with the same maturity, interest rate and rating may have different yields. Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.

     The payment of principal and interest on most Municipal Securities purchased by the Funds will depend upon the ability of the issuers to meet their obligations. Each state, the District of Columbia, each of their political subdivisions, agencies, instrumentalities and authorities and each multistate agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectus. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer." An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Securities may be materially adversely affected by litigation or other conditions.

     Among other instruments, the Funds may purchase short-term general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other forms of short-term loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues. In addition, the Funds may invest in long-term tax-exempt instruments, such as municipal bonds and private activity bonds to the extent consistent with the limitations set forth in the Prospectus.

     Private activity bonds are or have been issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT AND DELAYED SETTLEMENT
TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued," "forward commitment" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash. Because a Fund sets aside liquid assets to satisfy its purchase commitments in the manner described, its liquidity and ability to manage its portfolio might be adversely affected in the event its commitments to purchase "forward commitments," commitments to purchase "when-issued" securities or commitments to purchase securities on a "delayed settlement" basis exceeded 25% of the value of its assets.

     When a Fund engages in "when-issued," "forward commitment" or "delayed settlement" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of "when-issued" securities is calculated from the date of settlement of the purchase to the maturity date.

STAND-BY COMMITMENTS

     Under a "stand-by commitment," a dealer agrees to purchase from a Fund, at the Fund's option, specified Municipal Securities at a specified price. Stand-by commitments are exercisable by a Fund at any time before the maturity of the underlying Municipal Security, and may be sold, transferred or assigned by the Fund only with respect to the underlying instruments.

     Although stand-by commitments are often available without the payment of any direct or indirect consideration, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for securities that are acquired subject to the commitment. Where a Fund pays any consideration directly or indirectly for a stand-by commitment, its cost will be reflected as unrealized depreciation for the period during which the commitment is held by the Fund.

     A Fund will enter into stand-by commitments only with banks and broker/dealers that present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, Fleet will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

     The Funds will acquire stand-by commitments solely to facilitate liquidity and do not intend to exercise their rights thereunder for trading purposes. Stand-by commitments will be valued at zero in determining a Fund's net asset value.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
Securities subject to repurchase agreements will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by a Fund would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Short-Term Bond Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Short-Term Bond Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into the Fund's long-term investment decisions, the Fund will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in the Prospectus, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectus).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate and may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that each Fund may enter into interest rate futures contracts to the extent permitted under the Commodity Exchange Act and the 1940 Act; and further provided that the Short-Term Bond Fund may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that each Fund may acquire such securities in accordance with the 1940 Act.

     In addition to the above limitations:

     8. The Funds, with the exception of the Short-Term Bond Fund, may not purchase foreign securities, except that the Intermediate Government Income and High Quality Bond Funds may purchase certificates of deposit, bankers' acceptances, or other similar obligations issued by U.S. branches of foreign banks or foreign branches of U.S. banks; and provided, however, that the Intermediate Government Income and High Quality Bond Funds may also purchase obligations of Canadian Provincial Governments in accordance with each Fund's investment objective and policies.


                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectus, Retail A Shares and Retail B Shares of the Funds are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectus, Retail A Shares and Retail B Shares of the Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge described below with respect to Retail A Shares.

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectuses. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectus.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on April 30, 1998 and the maximum front-end sales charge of 3.75%, is as follows:

                                                     Intermediate
                                   Short-Term     Government Income
                                    Bond Fund            Fund
                                 --------------   ------------------
Net Assets . . . . . . .          $27,138,852         $64,328,378

Outstanding Shares                  2,722,608           6,337,533

Net Asset Value Per
Share. . . . . . . . . .          $      9.97         $     10.15

Sales Charge (3.75% of
the offering price)               $      0.39         $      0.40

Offering Price to Public          $     10.36         $     10.55


                                  High Quality
                                   Bond Fund
                                  ------------
Net Assets . . . . . . .          $35,338,772

Outstanding Shares                  3,286,441

Net Asset Value Per
Share. . . . . . . . . .          $     10.75

Sales Charge (3.75% of
the offering price)               $      0.42

Offering Price to Public          $     11.17

     If the Board of Trustees determines that conditions exist that make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                               DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity

Fund, MidCap Equity Fund, Asset Allocation Fund, Growth and Income Fund, Small Cap Value Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. In addition to the Retail A Shares and Retail B Shares offered by the Prospectus to which this Statement of Additional Information relates, three separate series of shares (Trust Shares, A Prime Shares and B Prime Shares) of the Funds are offered under separate Prospectuses for different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares (i.e., Retail A Shares, Retail B Shares and Trust Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series will be entitled to vote on matters submitted to shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders (including amounts derived from interest on Municipal Securities) would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain, regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% for gains on capital assets held more than 12 months. Some 1998 distributions of capital gain realized in 1997 may be subject to a federal tax rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders, and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S. taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the

Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Special rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Short-Term Bond Fund (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss, and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to futures contracts to sell related options, and certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed.
Notwithstanding the rules described above, with respect to futures contracts that are part of a "mixed straddle" to sell related options, and certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified futures contracts, options and foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions that are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends;
(2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts.
As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that the Short-Term Bond Fund may make, such as foreign securities, European Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock);
(2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Fund, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of passive foreign investment companies even if it distributes the income to its shareholders.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                               TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                              Positions        Principal Occupation
                              with The         During Past 5 Years
Name and Address              Galaxy Fund      and Other Affiliations
----------------              -----------      ----------------------

Dwight E. Vicks, Jr.          Chairman &       President & Director, Vicks
Vicks Lithograph &            Trustee          Lithograph & Printing
Printing Corporation                           Corporation (book
Commercial Drive                               manufacturing and commercial
P.O. Box 270                                   printing); Director, Utica
Yorkville, NY 13495                            Fire Insurance Company;
Age 64                                         Trustee, Savings Bank of
                                               Utica; Director, Monitor Life
                                               Insurance Company; Director,
                                               Commercial Travelers Mutual
                                               Insurance Company; Trustee,
                                               The Galaxy VIP Fund; Trustee,
                                               Galaxy  Fund II.

John T. O'Neill(1)            President,       Executive Vice President and
Hasbro, Inc.                  Treasurer &      CFO, Hasbro, Inc. (toy and
1027 Newport Drive            Trustee          game manufacturer); Trustee,
Pawtucket, RI 02862                            The Galaxy VIP Fund; Trustee,
Age 53                                         Galaxy Fund II.

                              Positions        Principal Occupation
                              with The         During Past 5 Years
Name and Address              Galaxy Fund      and Other Affiliations
----------------              -----------      ----------------------

Louis DeThomasis              Trustee          President, Saint Mary's
Saint Mary's College                           College of Minnesota;
  of Minnesota                                 Director, Bright Day Travel,
Winona, MN 55987                               Inc.; Trustee, Religious
Age 57                                         Communities Trust; Trustee,
                                               The Galaxy VIP Fund; Trustee,
                                               Galaxy Fund II.

Donald B. Miller              Trustee          Chairman, Horizon Media, Inc.
10725 Quail Covey Road                         (broadcast services);
Boynton Beach, FL 33436                        Director/Trustee, Lexington
Age 72                                         Funds; Chairman, Executive
                                               Committee, Compton
                                               International, Inc.
                                               (advertising agency); Trustee,
                                               Keuka College; Trustee, The
                                               Galaxy VIP Fund; Trustee,
                                               Galaxy Fund II.

James M. Seed                 Trustee          Chairman and President, The
The Astra Ventures, Inc.                       Astra Projects, Incorporated
One Citizens Plaza                             (land development); President,
Providence, RI 02903                           The Astra Ventures,
Age 56                                         Incorporated (previously,
                                               Buffinton Box Company  --
                                               manufacturer of cardboard
                                               boxes); Commissioner, Rhode
                                               Island Investment Commission;
                                               Trustee the Galaxy VIP Fund;
                                               Trustee, Galaxy Fund II.

Bradford S. Wellman(1)        Trustee          Private Investor; Vice
2468 Ohio Street                               President and Director, Acadia
Bangor, ME  04401                              Management Company (investment
Age 66                                         services); Director, Essex
                                               County Gas Company, until
                                               January 1994; Director, Maine
                                               Mutual Fire Insurance Co.;
                                               Member, Maine Finance
                                               Authority; Trustee, The Galaxy
                                               VIP Fund; Trustee, Galaxy Fund
                                               II.

                              Positions        Principal Occupation
                              with The         During Past 5 Years
Name and Address              Galaxy Fund      and Other Affiliations
----------------              -----------      ----------------------

W. Bruce McConnel, III        Secretary        Partner of the law firm
Philadelphia National                          Drinker Biddle & Reath LLP,
  Bank Building                                Philadelphia, Pennsylvania.
1345 Chestnut Street
Philadelphia, PA 19107
Age 54


Jylanne Dunne                 Vice President   Vice President, First Data
First Data Investor           and Assistant    Investor Services Group, Inc.,
  Services Group, Inc.        Treasurer        1990 to present.
4400 Computer Drive
Westboro, MA  01581-5108
Age 38

_________________________

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy

VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments. Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet, or any of its affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

--------------------------------------------------------------------------------
                                             Pension or          Total
                                             Retirement    Compensation from
                                              Benefits        Galaxy and
                             Aggregate     Accrued as Part       Fund
        Name of             Compensation       of Fund      Complex*Paid to
    Person/Position         from Galaxy       Expenses          Trustees
    ---------------         -----------       --------          --------
--------------------------------------------------------------------------------
Bradford S. Wellman           $34,591           None            $38,500
Trustee
--------------------------------------------------------------------------------
Dwight E. Vicks, Jr.          $38,184           None            $42,500
Chairman & Trustee
--------------------------------------------------------------------------------
Donald B. Miller**            $34,574           None            $38,500
Trustee
--------------------------------------------------------------------------------
Rev. Louis DeThomasis         $34,591           None            $38,500
Trustee
--------------------------------------------------------------------------------
John T. O'Neill               $36,837           None            $41,000
President, Treasurer &
Trustee
--------------------------------------------------------------------------------
James M. Seed**               $34,574           None            $38,500
Trustee
--------------------------------------------------------------------------------

_____________

* The "Fund Complex" consists of The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II.

** Deferred compensation in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


         ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers) of $359,155, $531,062 and $470,347, respectively, with respect to the Short-Term Bond Fund; $1,527,441, $1,653,803 and $1,535,166, respectively, with respect to the
Intermediate Government Income Fund; and $818,510, $932,381 and $1,089,506, respectively, with respect to the High Quality Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet waived advisory fees of $130,062, $193,702 and $171,035, respectively, with respect to the Short-Term Bond Fund; $557,058, $608,385 and $558,241, respectively, with respect to the Intermediate Government Income Fund; and $297,640, $339,047 and $396,183, respectively, with respect to the High Quality Bond Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $65,354, $40,375 and $2,300, respectively, with respect to the Short-Term Bond Fund; $60,356, $0 and $0, respectively, with respect to the Intermediate Government Income Fund; and $34,946, $2,956 and $28,489, respectively, with respect to the High Quality Bond Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Investor Services Group, a wholly-owned subsidiary of First Data Corporation, serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of fee waivers) of $57,153, $82,440 and $69,851, respectively, with respect to the Short-Term Bond Fund; $244,446, $256,059 and $227,963, respectively, with respect to the Intermediate Government Income Fund; and $130,250, $143,905 and $161,732, respectively, with respect to the High Quality Bond Fund.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund;
(iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Short-Term Bond Fund upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the United States. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                               PORTFOLIO TRANSACTIONS

     Debt securities purchased or sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

     In purchasing or selling securities for the Funds, Fleet will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. During fiscal year ended October 31, 1997, the Galaxy bond funds did not acquire or sell securities of its regular brokers and dealers.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.


                             SHAREHOLDER SERVICES PLAN

     As stated in the Prospectus, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $45,148, $54,596 and $43,131, respectively, with respect to Retail A Shares of the Short-Term Bond Fund; $122,743, $122,781 and $102,805, respectively, with respect to Retail A Shares of the Intermediate Government Income Fund; and $39,826, $45,938 and $35,749, respectively, with respect to Retail A Shares of the High Quality Bond Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                           DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds. The 12b-1 Plan is described in the Prospectus.

     Under the 12b-1 Plan for Retail B Shares, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to each Fund's outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .15% (annualized) and .15% (annualized), respectively, of the average daily net assets attributable to each Fund's outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1

Plan to an aggregate fee of not more than .15% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the Trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Short-Term Bond and High Quality Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan: $3,443 in distribution fees and $788 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; and $7,645 in distribution fees and $1,729 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers. For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Short-Term Bond and High Quality Bond Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan:
$822 in distribution fees and $190 in shareholder servicing fees with respect to Retail B Shares of the Short-Term Bond Fund; and $1,580 in distribution fees and $365 in shareholder servicing fees with respect to Retail B Shares of the High Quality Bond Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.

                                    DISTRIBUTOR

     First Data Distributors, Inc. ("FD Distributors"), a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors, remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectuses. For the fiscal year ended October 31, 1997, the Distributor received front-end sales charges in connection with Retail A Share purchases as follows: Short-Term Bond Fund -- $15,074; Intermediate Government Income Fund -- $28,979; and High Quality Bond Fund -- $43,211. Of these amounts, FD Distributors and affiliates of Fleet retained $0 and $15,074, respectively, with respect to the Short-Term Bond Fund; $0 and $28,979, respectively, with respect to the Intermediate Government Income Fund; and $0 and $43,211, respectively, with respect to the High Quality Bond Fund.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows:
Short-Term Bond Fund -- $3,662; and High Quality Bond Fund -- $5,970. All such amounts were paid to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

                                                   Brokerage
                      Net                        Commissions in
                 Underwriting   Compensation on    Connection
                 Discounts and  Redemption and     with Fund         Other
      Fund      Commissions(1)   Repurchase(2)    Transactions  Compensation(3)
      ----      --------------   -------------    ------------  ---------------
Short-Term Bond   $18,735.01       $3,661.62           $0           $49,576

Intermediate      $28,979.34          N/A              $0           $105,181
  Government
  Income

High Quality      $49,180.72       $5,969.93           $0           $49,750
  Bond

______________________


(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.

(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.

(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996 which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).

                                      AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the Funds included in the Prospectus and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.


                                      COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy, will pass upon certain legal matters on its behalf.

                         PERFORMANCE AND YIELD INFORMATION

YIELD AND PERFORMANCE OF THE FUNDS

     The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                              6
                         YIELD = 2[((a-b) +1 )  - 1]

Where:         a =  dividends and interest earned by a Fund during the period;

               b =  expenses accrued for the period (net of reimbursements);

               c = average daily number of shares outstanding during the period, entitled to receive dividends; and

               d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or
(b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yields for Retail A Shares of the Short-Term Bond, Intermediate Government Income and High Quality Bond Funds for the 30-day period ended April 30, 1998 were 5.78%, 5.60% and 5.57%, respectively.

     Based on the foregoing calculation, the standard yields for Retail B Shares of the Short-Term Bond and High Quality Bond Funds for the 30-day period ended April 30, 1998 were 5.80% and 5.59%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                          1/n
                         T = [(ERV/P) - 1]

     Where:         T =  average annual total return;

                  ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

                    P =  hypothetical initial payment of $1,000; and

                    n =  period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - 1]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' average annual return and aggregate total returns will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A shares or redemptions of Retail B shares, as the case may be.

     Aggregate total return for Retail A Shares of the Intermediate Government Income Fund for the period September 1, 1988 (inception) to April 30, 1998 was 90.06%. From September 1, 1988 (inception) to April 30, 1998, the average annual total return for Retail A Shares of the Intermediate Government Income Fund was 6.87%. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the Intermediate Government Income Fund were 4.30% and 3.77%, respectively.

     Aggregate total returns for Retail A Shares of the High Quality Bond Fund from December 14, 1990 (inception) to April 30, 1998 was 70.67%. From December 14, 1990 (inception) to April 30, 1998, the average annual total return for Retail A Shares of the High Quality Bond Fund was 7.52%. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the High Quality Bond Fund were 6.39% and 5.44%, respectively.

     Aggregate total return for Retail A Shares of the Short-Term Bond Fund from December 30, 1991 (inception) to April 30, 1998 was 33.13%. From December 30, 1991 (inception) to April 30, 1998, average annual total return for Retail A Shares of the Short-Term Bond Fund was 4.62%. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the Short-Term Bond Fund were 2.25% and 4.02%, respectively.

     Aggregate total returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds from March 4, 1996 (date of initial public offering) through April 30,1998 were 6.54% and 9.03%, respectively. From March 4, 1996 (date of initial public offering) through April 30, 1998, average annual total returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds were 2.98% and 4.09%, respectively. For the one-year period ended April 30, 1998, the average annual returns for Retail B Shares of the Short-Term Bond and High Quality Bond Funds were 0.56% and 4.94%, respectively.

     As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales load imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.

                                   MISCELLANEOUS

     As used in the Prospectus, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market
Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000150286 (99.79%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000007717 (100.00%); Government Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14368, Account 00000012621 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000015922 (91.26%);
Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000000019 (88.02%); Luitpold Pharmaceuticals, Inc., Kirk Sobecki, CFO, One Luitpold Drive, Shirley, NY 11967, (12.66%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000064 (76.76%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003294 (17.27%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/T04A, Rochester, NY 14683, Account 00000011551 (5.88%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000082 (69.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000010017 (15.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000030718 (14.66%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000015771 (49.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003748 (35.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000037 (14.37%); International Equity Fund --Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY

14638, Account 00000000073 (43.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000876 (39.22%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000004088 (13.60%); Growth and Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503793 (66.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503873 (27.27%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638 (6.43%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (91.42%). Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000002598 (6.73%); Small Company Equity -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (66.17%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (24.19%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (7.06%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503999 (62.82%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503917 (18.99%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503953 (17.64%); Intermediate Government Income
Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000038408 (39.89%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000007183 (33.03%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (27.08%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (66.15%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001465 (21.14%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006095 (12.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638 (66.67%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000008627 (34.17%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000064 (47.52%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001090 (18.17%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005899 (39.27%); Gales & Co, Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000028 (38.05%); Gales and Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000670 (22.68%); Connecticut Municipal Bond Fund -- Gales & Co.,

Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (77.47%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (21.91%); Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (53.36%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (46.64%); Corporate Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (47.32%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (39.21%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (6.30%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (13.68%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001107 (75.01%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005292 (11.32%); New Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115489 (56.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115504 (43.33%); and Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115522 (95.86%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Money Market Fund -- US Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 05100115684 (5.23%); Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842, Account 00000025010 (7.61%); U.S. Treasury Money Market Fund -- US Clearing, a Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 5100115684 (10.77%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638, Account 05100058503 (47.76%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638, Account 05100058521 (29.67%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Blank, Ronald Brown, Howard Brown & Carl Valeri, 39 Brighton Ave., Boston, MA 02128, Account 05100587013 (5.78%); Lawrence Levine & Susan Levine (JTWROS), 40 Southpoint, Ipswich, MA 01938, (5.08%); Rhode Island Municipal Bond Fund - Gales & Co.. Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A. 159 East Main Street, Rochester, NY 14638, Account 00000001492 (38.33%); James R. McCulloch, c/o Microfibre, PO Box 1208, Pawtucket, RI 02860, Account 05000414933 (7.45%); New York Municipal Bond Fund - Marilyn J. Brantley, PO Box 65, 7276 Ramsey Road, Belfast, NY 14711, Account 5100977627 (10.77%); and New Jersey Municipal Bond Fund -- Jeffery W Golden, 7 Hampton Ridge CT, Old Tappan, NJ 07675, Account 05100780704 (23.40%); NFSC

FEBO # BHN-183671, Finley G. Auld, Virginia Auld, 25 Normandy Court, Ho Ho Kus, NJ 07423, (55.63%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Richard Bothwell & Kyra Bothwell (JTWROS) 558 Hoyt St., Darien, CT, 06820, Account 5100588904 (17.40%); Steven R. Schwartz, 2393 Lake Elmo Avenue N, Lake Elmo, MN 55042-8407, Account 5100583213 (6.77%); Thomas A. Dowd, Myrna L. Dowd (JTWROS), 9 Cypress Ave., Shrewsbury, MA 01545, Account 05100563501 (6.21%); Paul Dworkin & Barbara C. Dworkin (JTWROS), 884 Meadow Lane, Niskayuna, NY 12309, (6.80%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 18 Meadow Brook Lane, Unit 3, Easton, MA 02375, Account 05100649206, (5.06%); Short-Term Bond Fund - Michael J. Palmer, 79 Candlewood Road, Groton, CT 06340, Account 5100969967 (8.41%); Gabriella Dulac & Alain Dulac(JTWROS) 40 Dix Road, Wethersfield, CT 06109, Account 5100818032, (6.31%); Elizabeth Mugar, 10 Chestnut St. Apt. 1808, Springfield, MA 01103, Account 5100760012 (5.34%); Tax-Exempt Bond Fund -- David Fendler & Sylvia Fendler(JTWROS), 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (9.88%); Doris M. Peloguin, 43 Keene Street, Providence, RI 02906-1520, Account 05100506413, (6.70%); NFSC FEBO # AAD-181030, Carol & Ali E. Guy, 14 Thomas Street, Scarsdale, NY 10583, Account 7000076164, (5.38%); and Strategic Equity Fund -- Yuet Kum Ku, 7 Mason Street, Malden, MA 02148, Account 05100918601, (5.16%); Claire M. Dileone & Susan F. Torre (JTWROS), 260 Waybosset Street, New Haven, CT 06513, (6.71%); Betsey Tan, 7 Donovan's Lane, Natiek, MA 01760, (13.68%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund--Stable Asset Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (8.21%); Tax-Exempt Money Fund--Robert W. Doyle Irrevocable Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.20%); Government Money Fund--Brown University Non-Exp. Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); U.S. Treasury Money Fund, Loring Walcott Client Sweep Acct., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (19.60%); Equity Value Fund--Fleet Savings Plus Equity Value, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (18.77%); Equity Growth Fund--Fleet Savings Plus Equity Growth, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (23.20%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.22%); International Equity Fund--FFG International Equity Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (14.27%); Fleet Savings Plus-Intl Equity, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (9.77%); Intermediate Govt. Inc.--Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.82%); Strategic Equity Fund--FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main, Rochester, NY 14638, (79.15%); Perstorp Retirement Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (16.71%); High Quality Bond Trust--Fleet Savings Plus Plan-HQ Bond, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (23.06%); Short Term Bond Fund--Swarovski North America Ret. Plan, c/o Norstar Trust Co.,

Gales & Co., 159 East Main, Rochester, NY 14638, (6.50%); Asset Allocation Fund--Fleet Savings Plus-Asset Allocation, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.07%); Small Company Equity Fund--Fleet Savings Plus-Small Company, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (31.07%); Tax Exempt Fund Bond-- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (36.11%); Connecticut Municipal Bond Fund--Florence M. Roberts, IMA Agency, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.25%); Corporate Bond Fund--Cole Hersee Pension Plan, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.41%); Growth Income Fund--Fleet Savings Plus-Growth Income, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (44.30%); Small Cap Value Fund--FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (30.74%); Institutional Government Fund-- Aeroflex Inc. CAPFOC, c/o Norstar Trust, c/o Gales & Co., 159 East Main, Rochester, NY 14638, (7.43%); New Jersey Municipal Bond Fund--Perillo Tours, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.60%); Royal Chambord IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY, 14638, (13.80%); McKee Wendell A. Marital Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (13.70%); Varco Inc. IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (6.90%); Tiernan Diana V IA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); and Dunnington, Ruth U., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.51%).


                                FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 and Semi-Annual Report to Shareholders with respect to the Funds for the period ended April 30, 1998 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Report and Semi-Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements included in the Semi-Annual Report for the period ended April 30, 1998 are unaudited.

                                     APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, Inc. ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), IBCA Limited and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is very unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the Prospectus, the Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     Fleet could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge. The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

                                                                        RETAIL


                                  THE GALAXY FUND

                        STATEMENT OF ADDITIONAL INFORMATION


                                 Equity Value Fund

                                 Equity Growth Fund

                                 Equity Income Fund

                             International Equity Fund

                             Small Company Equity Fund

                                 MidCap Equity Fund

                               Asset Allocation Fund

                               Strategic Equity Fund


                                  October 31, 1998

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the current prospectuses (the "Prospectuses") for the Retail A Shares and Retail B Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, MidCap Equity, Asset Allocation and Strategic Equity Funds, each dated October 31, 1998, of The Galaxy Fund ("Galaxy"), as they may from time to time be supplemented or revised. This Statement of Additional Information is incorporated by reference in its entirety into each such Prospectus. No investment in shares of the Funds should be made without reading the Prospectuses. Copies of the Prospectuses may be obtained by writing Galaxy c/o First Data Distributors, Inc., 4400 Computer Drive, Westboro, Massachusetts 01581-5108 or by calling Galaxy at 1-800-628-0414.

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, FLEET FINANCIAL GROUP, INC. OR ANY OF ITS AFFILIATES, FLEET INVESTMENT ADVISORS INC., OR ANY FLEET BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL VARY AS A RESULT OF MARKET CONDITIONS OR OTHER FACTORS SO THAT SHARES OF THE FUNDS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

                                  TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
THE GALAXY FUND. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
INVESTMENT OBJECTIVES AND POLICIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Variable and Floating Rate Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Bank Obligations. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     Asset-Backed Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
     When-Issued Securities and Delayed Settlement Transactions. . . . . . . . . . . . . . . . . . 2
     Repurchase Agreements; Reverse Repurchase Agreements; Loans of Portfolio
     Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     U.S. Government Securities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Derivative Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3
     Put and Call Options -- Equity Growth, Equity Income, . . . . . . . . . . . . . . . . . . . . 3
     Small Company Equity and Asset Allocation Funds . . . . . . . . . . . . . . . . . . . . . . . 3
     Covered Call Options -- Equity Value, Equity Growth, Equity Income,
     International Equity, Small Company Equity and Asset Allocation Funds . . . . . . . . . . . . 5
     Options on Foreign Stock Indexes -- International Equity Fund . . . . . . . . . . . . . . . . 6
     Put and Call Options-- MidCap Equity and Strategic Equity Funds . . . . . . . . . . . . . . . 6
     Stock Index Futures and Options-- MidCap Equity and Strategic Equity Funds. . . . . . . . . . 6
     Restrictions on Use of Futures Contracts And Options-- MidCap Equity and
     Strategic Equity Funds. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
     Indexed Securities-- MidCap Equity and Strategic Equity Funds . . . . . . . . . . . . . . . . 8
     Swap Agreements-- MidCap Equity and Strategic Equity Funds. . . . . . . . . . . . . . . . . . 8
     Foreign Currency Exchange Transactions. . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
     Additional Investment Limitations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .10
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . .11
DESCRIPTION OF SHARES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
ADDITIONAL INFORMATION CONCERNING TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     In General. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
     Taxation of Certain Financial Instruments . . . . . . . . . . . . . . . . . . . . . . . . . .18
     State Taxation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
TRUSTEES AND OFFICERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .20
     Shareholder and Trustee Liability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .24
ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND
     TRANSFER AGENCY AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .25
     Custodian and Transfer Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .27
PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .28
SHAREHOLDER SERVICES PLAN. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .29
DISTRIBUTION AND SERVICES PLAN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .30
DISTRIBUTOR. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .32
AUDITORS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .33
COUNSEL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34
PERFORMANCE AND YIELD INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .34


                                         -i-


MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .37
FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .42
APPENDIX A . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . A-1
APPENDIX B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . B-1

                                  THE GALAXY FUND

     The Galaxy Fund ("Galaxy") is an open-end management investment company which is currently authorized to offer shares of beneficial interest in thirty investment portfolios.

     This Statement of Additional Information relates to the Retail A Shares and Retail B Shares of eight of those investment portfolios: the Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund and Strategic Equity Fund (the "Funds"). This Statement of Additional Information provides additional investment information with respect to the Funds and should be read in conjunction with the current Prospectuses. As of the date of this Statement of Additional Information, the MidCap Equity Fund had not commenced investment operations.


                         INVESTMENT OBJECTIVES AND POLICIES

VARIABLE AND FLOATING RATE OBLIGATIONS

     The Funds may purchase variable and floating rate instruments in accordance with their investment objectives and policies as described in their Prospectuses. If such an instrument is not rated, Fleet Investment Advisors Inc. ("Fleet"), the investment adviser to the Funds, or Oechsle International Advisors, LLC ("Oechsle"), the sub-adviser to the International Equity Fund, must determine that such instrument is comparable to rated instruments eligible for purchase by the Funds and will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and will continuously monitor their financial status in order to meet payment on demand. In determining average weighted portfolio maturity of each of these Funds, a variable or floating rate instrument issued or guaranteed by the U.S. Government or an agency or instrumentality thereof will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Long-term variable and floating rate obligations with a demand feature will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand notice period.

BANK OBLIGATIONS

     Investments by the Funds in non-negotiable time deposits are limited to no more than 5% of each such Fund's total assets at the time of purchase.

ASSET-BACKED SECURITIES

     Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments, will decrease, yield to maturity.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities are subject to greater risk of default during periods of economic downturn. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in a Fund's experiencing difficulty in valuing or liquidating such securities. For these reasons, under certain circumstances, asset-backed securities may be considered illiquid securities.

WHEN-ISSUED SECURITIES AND DELAYED SETTLEMENT TRANSACTIONS

     When a Fund agrees to purchase securities on a "when-issued" or "delayed settlement" basis, the Fund's custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. In the event of a decline in the value of the securities that the custodian has set aside, the Fund may be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. A Fund's net assets may fluctuate to a greater degree if it sets aside portfolio securities to cover such purchase commitments than if it sets aside cash.

     When a Fund engages in when-issued or delayed settlement transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous for a security. For purposes of determining the average weighted maturity of a Fund's portfolio, the maturity of when-issued securities is calculated from the date of settlement of the purchase to the maturity date.

REPURCHASE AGREEMENTS; REVERSE REPURCHASE AGREEMENTS; LOANS OF PORTFOLIO SECURITIES

     Each Fund may enter into repurchase agreements. The repurchase price under a repurchase agreement generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).
Securities subject to a repurchase agreement will be held by a Fund's custodian or sub-custodian in a segregated account or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the Investment Company Act of 1940, as amended, (the "1940 Act").

     Each Fund may enter into reverse repurchase agreements. Whenever a Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid assets such as cash or liquid portfolio securities equal to the repurchase price (including accrued interest). The Fund will monitor the account to ensure such equivalent value is maintained. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

     A Fund that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. Any cash collateral received by the Funds would be invested in high quality, short-term "money market" instruments.

U.S. GOVERNMENT SECURITIES

     Examples of the types of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (hereinafter, "U.S. Government obligations") that may be held by the Funds include, without limitation, direct obligations of the U.S. Treasury, and securities issued or guaranteed by the Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Resolution Trust Corporation and Maritime Administration.

DERIVATIVE SECURITIES

     PUT AND CALL OPTIONS -- EQUITY GROWTH, EQUITY INCOME,
     SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Growth, Equity Income, Small Company Equity and Asset Allocation Funds may purchase put and call options issued by the Options Clearing Corporation which are listed on a national securities exchange. Such options may relate to particular securities or to various stock indexes, except that a Fund may not write covered call options on an index. A Fund may not purchase options unless immediately after any such transaction the aggregate amount of premiums paid for put or call options does not exceed 5% of its total assets. Purchasing options is a specialized investment technique that may entail the risk of a complete loss of the amounts paid as premiums to the writer of the option.

     In order to close out call or put option positions, a Fund will be required to enter into a "closing purchase transaction" -- the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote. When a portfolio security subject to a call option is sold, a Fund will effect a closing purchase transaction to close out any existing call option on that security. If a Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or a Fund delivers the underlying security upon exercise.

     In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     When a Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. The amount of this asset will be subsequently marked-to-market to reflect the current value of the option purchased. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets which could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions, closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. A Fund will likely be unable to control losses by closing its position where a liquid secondary market does not exist. Moreover, regardless of how much the market price of the underlying security increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than their underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities.

     A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.


     COVERED CALL OPTIONS -- EQUITY VALUE, EQUITY GROWTH, EQUITY INCOME, INTERNATIONAL EQUITY, SMALL COMPANY EQUITY AND ASSET ALLOCATION FUNDS

     The Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write listed covered call options. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and obligates the writer to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is consideration for undertaking the obligations under the option contract. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may be offset by a decline in the market price of the underlying security during the option period.

     A Fund may terminate its obligation to sell prior to the expiration date of the option by executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new call option containing different terms on such underlying security. The cost of such a liquidating purchase plus transaction costs may be greater than the premium received upon the original option, in which event the writer will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise. The writer in such circumstances will be subject to the risk of market decline of the underlying security during such period. A Fund will write an option on a particular security only if Fleet and/or Oechsle believes that a liquid secondary market will exist on an exchange for options of the same series, which will permit the Fund to make a closing purchase transaction in order to close out its position.

     When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included as a deferred credit in the liability section of the Fund's statement of assets and liabilities. The amount of the deferred credit will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale price, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security from its portfolio and purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired call options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are treated as short-term capital losses.

     OPTIONS ON FOREIGN STOCK INDEXES -- INTERNATIONAL EQUITY FUND

     The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of the International Equity Fund correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund realizes a gain or loss from the purchase or writing of options on an index is dependent upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indexes will be subject to Fleet's and/or Oechsle's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful. The Fund will engage in stock index options transactions that are determined to be consistent with its efforts to control risk.

     When the Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian or with a foreign sub-custodian in which the Fund will deposit cash or other liquid assets in an amount equal to the market value of the option, and will maintain the account while the option is open.

     PUT AND CALL OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may purchase and sell put options on their portfolio securities as described in the Prospectuses.

     STOCK INDEX FUTURES AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may utilize stock index futures contracts and options on stocks, stock indices and stock index futures contracts for the purposes of managing cash flows into and out of their respective portfolios and potentially reducing transactional costs. The Funds may not use stock index futures contracts and options for speculative purposes.

     As a means of reducing fluctuations in the net asset value of shares of the Funds, the Funds may attempt to hedge all or a portion of their respective portfolios through the purchase of listed put options on stocks, stock indices and stock index futures contracts. These options will be used as a form of forward pricing to protect portfolio securities against decreases in value resulting from market factors, such as an anticipated increase in interest rates. A purchased put option gives a Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. Put options on stock indices are similar to put options on stocks except for the delivery requirements. Instead of giving a Fund the right to make delivery of stock at a specified price, a put option on a stock index gives the Fund, as holder, the right to receive an amount of cash upon exercise of the option.

     The Funds may also write covered call options. As the writer of a call option, a Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.

     The Funds may only: (1) buy listed put options on stock indices and stock index futures contracts; (2) buy listed put options on securities held in their respective portfolios; and (3) sell listed call options either on securities held in their respective portfolios or on securities which they have the right to obtain without payment of further consideration (or have segregated cash in the amount of any such additional consideration). A Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed or expired. A Fund may also enter into stock index futures contracts. A stock index futures contract is a bilateral agreement which obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of trading of the contract and the price at which the agreement is originally made. There is no physical delivery of the stocks constituting the index, and no price is paid upon entering into a futures contract.

     In general, option contracts are closed out prior to their expiration. A Fund, when purchasing or selling a futures contract, will initially be required to deposit in a segregated account in the broker's name with the Fund's custodian an amount of cash or liquid portfolio securities approximately equal to 5% - 10% of the contract value. This amount is known as "initial margin," and it is subject to change by the exchange or board of trade on which the contract is traded. Subsequent payments to and from the broker are made on a daily basis as the price of the index or the securities underlying the futures contract fluctuates. These payments are known as "variation margins," and the fluctuation in value of the long and short positions in the futures contract is a process referred to as "marking to market." A Fund may decide to close its position on a contract at any time prior to the contract's expiration. This is accomplished by the Fund taking an opposite position at the then prevailing price, thereby terminating its existing position in the contract. Because the initial margin resembles a performance bond or good-faith deposit on the contract, it is returned to the Fund upon the termination of the contract, assuming that all contractual obligations have been satisfied. Therefore, the margin utilized in futures contracts is readily distinguishable from the margin employed in security transactions, since the margin employed in futures contracts does not involve the borrowing of funds to finance the transaction.

     RESTRICTIONS ON USE OF FUTURES CONTRACTS AND OPTIONS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     Neither the MidCap Equity Fund nor the Strategic Equity Fund will enter into futures contracts to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. Further, a Fund will enter into stock index futures contracts only for bona fide hedging purposes or such other purposes permitted under Part 4 of the regulations promulgated by the Commodity Futures Trading Commission. Also, a Fund may not enter into stock index futures contracts and options to the extent that the value of such contracts would exceed 20% of the Fund's total net assets and may not purchase put options to the extent that more than 5% of the value of the Fund's total assets would be invested in premiums on open put option positions.

     INDEXED SECURITIES -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     The MidCap Equity and Strategic Equity Funds may invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

     SWAP AGREEMENTS -- MIDCAP EQUITY AND STRATEGIC EQUITY FUNDS

     As one way of managing their exposure to different types of investments, the MidCap Equity and Strategic Equity Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount," in return for payments equal to a fixed rate times the same amount, for a specified period of time. If a swap agreement provides for payments in different currencies, the parties might agree to exchange notional principal amount as well. Swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates.

     In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed upon level. An interest rate collar combines elements of buying a cap and selling a floor.

     Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. For example, if a Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investments and its share price and yield.

     Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Funds' performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. The Funds may also suffer losses if they are unable to terminate outstanding swap agreements or reduce their exposure through offsetting transactions.

     FOREIGN CURRENCY EXCHANGE TRANSACTIONS

     Because the Funds may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Funds may enter into foreign currency exchange transactions to convert United States currency to foreign currency and foreign currency to United States currency as well as convert foreign currency to other foreign currencies. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a specified price and future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Funds may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Since consideration of the prospect for currency parities will be incorporated into a Fund's long-term investment decisions, the Funds will not routinely enter into foreign currency hedging transactions with respect to portfolio security transactions; however, it is important to have the flexibility to enter into foreign currency hedging transactions when it is determined that the transactions would be in the Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

ADDITIONAL INVESTMENT LIMITATIONS

     In addition to the investment limitations disclosed in their Prospectuses, the Funds are subject to the following investment limitations, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous" in the Prospectuses).

     Each Fund may not:

     1. Purchase securities on margin (except such short-term credits as may be necessary for the clearance of purchases), make short sales of securities, or maintain a short position.

     2. Act as an underwriter within the meaning of the Securities Act of 1933; except insofar as a Fund might be deemed to be an underwriter upon disposition of restricted portfolio securities; and except to the extent that the purchase of securities directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     3. Purchase or sell real estate; except that each Fund may purchase securities that are secured by real estate, and the Funds may purchase securities of issuers which deal in real estate or interests therein; however, the Funds will not purchase or sell interests in real estate limited partnerships.

     4. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs or mineral leases; provided however, that (i) the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may enter into forward currency contracts and foreign currency futures contracts and related options to the extent permitted by their respective investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may engage in transactions involving financial futures contracts or options on financial futures contracts.

     5. Invest in or sell put options, call options, straddles, spreads, or any combination thereof; provided, however, that each of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may write covered call options with respect to its portfolio securities that are traded on a national securities exchange, and may enter into closing purchase transactions with respect to such options if, at the time of the writing of such options, the aggregate value of the securities subject to the options written by the Fund does not exceed 25% of the value of its total assets; and further provided that
          (i) the Equity Growth, Equity Income, International Equity, Small Company Equity and Asset Allocation Funds may purchase put and call options to the extent permitted by their investment objectives and policies, and (ii) the MidCap Equity and Strategic Equity Funds may buy and sell options, including without limit buying or writing puts and calls, based on any type of security, index or currency, including options on foreign exchanges and options not traded on exchanges.

     6. Invest in companies for the purpose of exercising management or control.

     7. Purchase securities of other investment companies except in connection with a merger, consolidation, reorganization, or acquisition of assets; provided, however, that the Funds may acquire such securities in accordance with the 1940 Act; and further provided, that each of the MidCap Equity and Strategic Equity Funds may from time to time, on a temporary basis, invest exclusively in one other investment company similar to the respective Fund.


                   ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Funds are sold on a continuous basis by First Data Distributors, Inc. ("FD Distributors"), and FD Distributors has agreed to use appropriate efforts to solicit all purchase orders. As described in the Prospectuses, Retail A Shares and Retail B Shares of the Funds are sold to customers ("Customers") of FIS Securities, Inc., Fleet Brokerage Securities, Inc., Fleet Securities, Inc., Fleet Enterprises, Inc., Fleet Financial Group, Inc., its affiliates, their correspondent banks, and other qualified banks, savings and loan associations and broker/dealers ("Institutions"). As described in the Prospectuses, Retail A Shares and Retail B Shares of the Funds may also be sold to individuals, corporations or other entities, who submit a purchase application to Galaxy, purchasing either for their own accounts or for the accounts of others ("Direct Investors").

     Galaxy has authorized certain brokers to accept purchase, exchange and redemption orders on behalf of Galaxy with respect to Retail A Shares of the Funds. Such brokers are authorized to designate other intermediaries to accept purchase, exchange and redemption orders on behalf of Galaxy. Galaxy will be deemed to have received a purchase, exchange or redemption order when such an authorized broker or designated intermediary accepts the order. Orders for the purchase, exchange or redemption of Retail A Shares of the Funds accepted by any such authorized broker or designated intermediary will be effected at the Funds' respective net asset values per share next determined after acceptance of such order and will not be subject to the front-end sales charge described below with respect to Retail A Shares.

     Retail A Shares of the Funds are sold to Direct Investors and Customers at the public offering price based on a Fund's net asset value plus a front-end sales charge as described in the applicable Prospectus. A deferred sales charge of up to 1.00% is assessed on certain redemptions of Retail A Shares that are purchased with no initial sales charge as part of an investment of $500,000 or more. Retail B Shares of the Funds are sold to Direct Investors and Customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the Prospectus.

     Retail A Shares of the Funds are offered for sale with a maximum front-end sales charge of 3.75%, with certain exemptions as described in the Prospectus. An illustration of the computation of the offering price per share of Retail A Shares of the Funds, using the value of each Fund's net assets attributable to such Shares and the number of outstanding Retail A Shares of each Fund at the close of business on April 30, 1998 (with respect to the MidCap Equity Fund, based on the projected value of the Fund's net assets and the projected number of outstanding Retail A Shares of the Fund on the date such Shares are first offered for sale to public investors) and the maximum front-end sales charge of 3.75%, is as follows:

                                                Equity Value   Equity Growth
                                                    Fund           Fund
                                                ------------   -------------
Net Assets . . . . . . . . . . . . . . . . .    $246,841,192   $307,669,547

Outstanding Shares . . . . . . . . . . . . .      13,765,489     12,066,975

Net Asset Value Per Share. . . . . . . . . .    $      17.93   $      25.50

Sales Charge (3.75% of
the offering price). . . . . . . . . . . . .    $       0.70   $       0.99

Offering Price to Public . . . . . . . . . .    $      18.63   $      26.49


                                      -12-


                                                   Equity      International
                                                 Income Fund    Equity Fund
                                                ------------   -------------
Net Assets . . . . . . . . . . . . . . . . .    $215,567,310    $66,243,935

Outstanding Shares . . . . . . . . . . . . .      10,598,146      3,710,396

Net Asset Value Per Share. . . . . . . . . .    $      20.34    $     17.85

Sales Charge (3.75% of
the offering price). . . . . . . . . . . . .    $       0.79    $      0.70

Offering Price to Public . . . . . . . . . .    $      21.13    $     18.55

                                                Small Company       MidCap
                                                 Equity Fund     Equity Fund
                                                ------------   -------------
Net Assets . . . . . . . . . . . . . . . . .    $142,911,306    $       10

Outstanding Shares . . . . . . . . . . . . .       7,330,273             1

Net Asset Value Per Share. . . . . . . . . .    $      19.50    $     10.00

Sales Charge (3.75% of
the offering price). . . . . . . . . . . . .    $       0.76    $      0.39

Offering Price to Public . . . . . . . . . .    $      20.26    $     10.39

                                              Asset Allocation  Strategic Equity
                                                     Fund            Fund
                                                ------------   -------------
Net Assets . . . . . . . . . . . . . . . . .    $268,997,155    $ 1,064,046

Outstanding Shares . . . . . . . . . . . . .      15,976,364        104,578

Net Asset Value Per Share. . . . . . . . . .    $      16.84    $     10.17

Sales Charge (3.75% of
the offering price). . . . . . . . . . . . .    $       0.66    $      0.40

Offering Price to Public . . . . . . . . . .    $      17.50    $     10.57

     If the Board of Trustees determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, Galaxy may make payment wholly or partly in securities or other property. Such redemptions will only be made in "readily marketable" securities. In such an event, a shareholder would incur transaction costs in selling the securities or other property.

     Galaxy may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Funds normally utilize is restricted, or an emergency, as defined by the rules and regulations of the Securities and Exchange Commission (the "SEC") exists making disposal of a Fund's investments or determination of its net asset value not reasonably practicable; (b) the New York Stock Exchange is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

     Galaxy may require any information reasonably necessary to ensure that a redemption has been duly authorized.


                               DESCRIPTION OF SHARES

     Galaxy is a Massachusetts business trust. Galaxy's Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares and to classify or reclassify any unissued shares into one or more additional classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption. Pursuant to such authority, the Board of Trustees has authorized the issuance of thirty classes of shares, each representing interests in one of thirty separate investment portfolios: Money Market Fund, Government Fund, U.S. Treasury Fund, Tax-Exempt Fund, Connecticut Municipal Money Market Fund, Massachusetts Municipal Money Market Fund, Institutional Government Money Market Fund, Prime Reserves, Government Reserves, Tax-Exempt Reserves, Equity Value Fund, Equity Growth Fund, Equity Income Fund, International Equity Fund, Small Company Equity Fund, MidCap Equity Fund, Asset Allocation Fund, Small Cap Value Fund, Growth and Income Fund, Strategic Equity Fund, Short-Term Bond Fund, Intermediate Government Income Fund, High Quality Bond Fund, Corporate Bond Fund, Tax-Exempt Bond Fund, New Jersey Municipal Bond Fund, New York Municipal Bond Fund, Connecticut Municipal Bond Fund, Massachusetts Municipal Bond Fund and Rhode Island Municipal Bond Fund. In addition to the Retail A Shares and Retail B Shares offered by the Prospectuses to which this Statement of Additional Information relates, three separate series of shares (Trust Shares, A Prime Shares and B Prime Shares) for the Funds are offered under separate Prospectuses to different categories of investors.

     Shares have no preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses, shares will be fully paid and non-assessable. Each series of shares (i.e., Retail A Shares, Retail B Shares,Trust Shares, A Prime Shares and B Prime Shares) bear pro rata the same expenses and are entitled equally to a Fund's dividends and distributions except as follows. Each series will bear the expenses of any distribution and/or shareholder servicing plans applicable to such series. For example, as described below, holders of Retail A Shares will bear the expenses of the Shareholder Services Plan for Retail A Shares and Trust Shares (which is currently applicable only to Retail A Shares) and holders of Retail B Shares will bear the expenses of the Distribution and Services Plan for Retail B Shares. In addition, each series may incur differing transfer agency fees and may have differing sales charges. In the event of a liquidation or dissolution of Galaxy or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative asset values of Galaxy's respective Funds, of any general assets of Galaxy not belonging to any particular Fund, which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved in liquidation based on the number of shares of the Fund that are held by each shareholder, except that each series of a Fund would be solely responsible for the Fund's payments under any distribution and/or shareholder servicing plan applicable to such series.

     Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by series on all matters, except that only shares of a particular series will be entitled to vote on matters submitted to shareholders pertaining to any distribution and/or shareholder servicing plan for such series (e.g., only Retail A Shares and Trust Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Shareholder Services Plan for Retail A and Trust Shares and only Retail B Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to Galaxy's Distribution and Services Plan for Retail B Shares). Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by Galaxy, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Board of Trustees. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as Galaxy shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A particular Fund is deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in an investment objective or a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund (irrespective of series designation). However, the Rule also provides that the ratification of the appointment of independent public accountants, the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of Galaxy voting without regard to class or series.

     Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% in the aggregate of Galaxy's outstanding shares may elect all of the trustees, irrespective of the votes of other shareholders.

     Galaxy does not intend to hold annual shareholder meetings except as may be required by the 1940 Act. Galaxy's Declaration of Trust provides that a meeting of shareholders shall be called by the Board of Trustees upon a written request of shareholders owning at least 10% of the outstanding shares of Galaxy entitled to vote.

     Galaxy's Declaration of Trust authorizes the Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to (a) sell and convey the assets of a Fund to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert a Fund's assets into money and, in connection therewith, to cause all outstanding shares of the Fund involved to be redeemed at their net asset value; or (c) combine the assets belonging to a Fund with the assets belonging to another Fund of Galaxy and, in connection therewith, to cause all outstanding shares of any Fund to be redeemed at their net asset value or converted into shares of another class of Galaxy's shares at the net asset value. In the event that shares are redeemed in cash at their net asset value, a shareholder may receive in payment for such shares, due to changes in the market prices of the Fund's portfolio securities, an amount that is more or less than the original investment. The exercise of such authority by the Board of Trustees will be subject to the provisions of the 1940 Act, and the Board of Trustees will not take any action described in this paragraph unless the proposed action has been disclosed in writing to the Fund's shareholders at least 30 days prior thereto.


                      ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situation.

     Each Fund is treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended, (the "Code"), and each Fund intends to qualify as a "regulated investment company" under the Code. By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income taxes to which it may be subject. If for any taxable year a Fund does not qualify for the special federal tax treatment afforded regulated investment companies, all of the Fund's taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, a Fund's distributions to shareholders would be taxable as ordinary income, to the extent of the current and accumulated earnings and profits of the particular Fund, and would be eligible for the dividends received deduction in the case of corporate shareholders.

     Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that each Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its tax-exempt interest income, if any, net of certain deductions for such year (the "Distribution Requirement"). In addition, each Fund must satisfy certain requirements with respect to the source of its income for a taxable year. At least 90% of the gross income of each Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the Fund's business of investing in such stock, securities or currencies (the "Income Requirement"). The Treasury Department may by regulation exclude from qualifying income foreign currency gains which are not directly related to a Fund's principal business of investing in stock or securities, or options and futures with respect to stock or securities. Any income derived by a Fund from a partnership or trust is treated for this purpose as derived with respect to the Fund's business of investing in stock, securities or currencies, only to the extent that such income is attributable to items of income which would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

     Substantially all of each Fund's net capital gain (excess of net long-term capital gain over net short-term capital loss), if any, will be distributed at least annually to Fund shareholders. A Fund will generally have no tax liability with respect to such gains and the distributions will be taxable to Fund shareholders who are not currently exempt from federal income taxes as long-term capital gain regardless of how long the shareholders have held Fund shares and whether such gains are received in cash or reinvested in additional shares.

     Each Fund will designate the tax status of any distribution in a written notice mailed to shareholders within 60 days after the close of its taxable year. Shareholders should note that, upon the sale or exchange of Fund shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long term capital loss to the extent of the capital gain dividends received with respect to the shares.

     Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains on stocks and securities are taxable at a maximum nominal rate of 20% for gains on capital assets held more than 12 months. Some 1998 distributions of capital gain realized in 1997 may be subject to a federal tax rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum average rate of 35% (a maximum effective marginal rate of 39% applies in the case of corporations having taxable income between $100,000 and $335,000).

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to currently distribute with respect to each calendar year specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) for the one-year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     The Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to backup withholding due to prior failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Funds that he or she is not subject to back up withholding when required to do so or that he or she is an "exempt recipient."

     Income received by the Funds from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to a Fund's shareholders. So long as a Fund qualifies as a regulated investment company, certain distribution requirements are satisfied, and more than 50% of the value of the Fund's assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. A Fund may qualify for and make this election in some, but not necessarily all, of its taxable years. If a Fund were to make an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and each shareholder would be entitled either (i) to credit their portions of this amount against their U.S. tax due, if any, or (ii) if the shareholder itemizes deductions, to deduct such portion from their U.S. taxable income, if any, should the shareholder so choose. Shortly after any year for which it makes such an election, a Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. A Fund's gains and losses from the sale of securities generally will be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Fund which qualifies as foreign source income. Additional limitations apply to using the foreign tax credit to offset the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Fund.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

     Strategic rules govern the federal income tax treatment of financial instruments that may be held by the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement and on the income or gain qualifying under the Income Requirement.

     Generally, futures contracts and options on futures contracts held by the Funds and certain foreign currency contracts entered into by the Funds (as described above) (collectively, the "Instruments") at the close of their taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales will be treated as short-term capital gain or loss and 60% of such gain or loss will be treated as long-term capital gain or loss without regard to the period a Fund has held the Instruments ("the 40-60 rule"). The amount of any capital gain or loss actually realized by a Fund in a subsequent sale or other disposition of those Instruments is adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale of the Instruments. Losses with respect to certain foreign currency contracts, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by the Funds, are subject to certain loss deferral rules, which limit the amount of loss currently deductible on either part of the straddle to the amount thereof that exceeds the unrecognized gain, if any, with respect to the other part of the straddle, and to certain wash sales regulations. With respect to certain Instruments, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to certain foreign currency contracts that are properly identified as such, a Fund may make an election which will exempt (in whole or in part) those identified foreign currency contracts from the Rules of Section 1256 of the Code including "the 40-60 rule" and "mark-to-market," but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Fund would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from portions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, "the 40-60 rule" will apply to the net gain or loss attributable to the Instruments, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

     Certain foreign currency contracts entered into by a Fund may be subject to the "mark-to-market" process, but gain or loss will be treated as 100% ordinary income or loss. A foreign currency contract must meet the following conditions in order to be subject to the mark-to-market rules described above: (1) the contract must require delivery of, or settlement by reference to the value of, a foreign currency of a type in which regulated futures contracts are traded; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under the provisions respecting foreign currency contracts. As of the date of this Statement of Additional Information, the Treasury Department has not issued any such regulations. Other foreign currency contracts entered into by a Fund may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

     Some of the non-U.S. dollar denominated investments that a Fund may make, such as foreign securities, European Depository Receipts, Global Depository Receipts and foreign currency contracts, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. In accordance with Treasury regulations, certain transactions that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) may be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by the Funds, which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks), is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

     The Funds may be subject to U.S. federal income tax on a portion of any "excess distribution" or a gain from the disposition of stock of a passive foreign investment company even if the Fund distributes the income to its shareholders. To avoid such tax, a Fund may instead elect to treat such a company as a "qualified electing fund" or to mark such stock to market as of the end of each year; under either of these alternative approaches the Fund may also recognize taxable income in a year without receiving any corresponding amount of cash.

STATE TAXATION

     Depending upon the extent of Galaxy's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, in those states and localities that have income tax laws, the treatment of a Fund and its shareholders under such laws may differ from their treatment under federal income tax laws. Under state or local law, distributions of net investment income may be taxable to shareholders as dividend income even though a substantial portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from such income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.


                               TRUSTEES AND OFFICERS

     The trustees and executive officers of Galaxy, their addresses, principal occupations during the past five years, and other affiliations are as follows:

                                          Principal Occupation
                         Positions with   During Past 5 Years
Name and Address         The Galaxy Fund  and Other Affiliations
----------------         ---------------  ----------------------
Dwight E. Vicks, Jr.     Chairman &       President & Director, Vicks
Vicks Lithograph &       Trustee          Lithograph & Printing Corporation
  Printing Corporation                    (book manufacturing and commercial
Commercial Drive                          printing); Director, Utica Fire
P.O. Box 270                              Insurance Company; Trustee,
Yorkville, NY 13495                       Savings Bank of Utica; Director,
Age 64                                    Monitor Life Insurance Company;
                                          Director, Commercial Travelers
                                          Mutual Insurance Company; Trustee,
                                          The Galaxy VIP Fund; Trustee,
                                          Galaxy Fund II.

John T. O'Neill(1)       President,       Executive Vice President and CFO,
Hasbro, Inc.             Treasurer &      Hasbro, Inc. (toy and game
1027 Newport Avenue      Trustee          manufacturer); Trustee, The Galaxy
Pawtucket, RI 02862                       VIP Fund; Trustee, Galaxy Fund II.
Age 53

Louis DeThomasis         Trustee          President, Saint Mary's College of
Saint Mary's College                      Minnesota; Director, Bright Day
  of Minnesota                            Travel, Inc.; Trustee, Religious
Winona, MN 55987                          Communities Trust; Trustee, The
Age 57                                    Galaxy VIP Fund; Trustee, Galaxy
                                          Fund II.


                                         -21-


                                          Principal Occupation
                         Positions with   During Past 5 Years
Name and Address         The Galaxy Fund  and Other Affiliations
----------------         ---------------  ----------------------
Donald B. Miller         Trustee          Chairman, Horizon Media, Inc.
10725 Quail Covey Road                    (broadcast services);
Boynton Beach, FL 33436                   Director/Trustee, Lexington Funds;
Age 72                                    Chairman, Executive Committee,
                                          Compton International, Inc.
                                          (advertising agency); Trustee,
                                          Keuka College; Trustee, The Galaxy
                                          VIP Fund; Trustee, Galaxy Fund II.

James M. Seed            Trustee          Chairman and President, The Astra
The Astra Ventures, Inc.                  Projects, Incorporated (land
One Citizens Plaza                        development); President, The Astra
Providence, RI 02903                      Ventures, Incorporated
Age 56                                    (previously, Buffinton Box Company
                                          - manufacturer of cardboard
                                          boxes); Commissioner, Rhode Island
                                          Investment Commission; Trustee,
                                          The Galaxy VIP Fund; Trustee,
                                          Galaxy Fund II.

Bradford S. Wellman(1)   Trustee          Private Investor; Vice President
2468 Ohio Street                          and Director, Acadia Management
Bangor, ME  04401                         Company (investment services),
Age 66                                    Director, Essex County Gas
                                          Company, until January 1994;
                                          Director, Maine Mutual Fire
                                          Insurance Co.; Member, Maine
                                          Finance Authority; Trustee, The
                                          Galaxy VIP Fund; Trustee, Galaxy
                                          Fund II.

W. Bruce McConnel, III   Secretary        Partner of the law firm Drinker
Philadelphia National                     Biddle & Reath LLP, Philadelphia,
  Bank Building                           Pennsylvania.
1345 Chestnut Street.
Philadelphia, PA 19107
Age 54


                                         -22-


                                          Principal Occupation
                         Positions with   During Past 5 Years
Name and Address         The Galaxy Fund  and Other Affiliations
----------------         ---------------  ----------------------
Jylanne Dunne            Vice President   Vice President, First Data
First Data Investor      and Assistant    Investor Services Group, Inc.,
Services Group, Inc.     Treasurer        1990 to present.
4400 Computer Drive
Westboro, MA 01581-5108
Age 38

-------------------------

1. May be deemed to be an "interested person" within the definition set forth in Section 2(a)(19) of the 1940 Act.

     Effective March 5, 1998, each trustee receives an annual aggregate fee of $40,000 for his services as a trustee of Galaxy, The Galaxy VIP Fund ("Galaxy VIP") and Galaxy Fund II ("Galaxy II") (collectively, the "Trusts"), plus an additional $2,500 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy meeting, and is reimbursed for expenses incurred in attending all meetings. Each trustee also receives $750 for each telephone Board meeting in which the trustee participates, $1,000 for each in-person Board committee meeting attended and $500 for each telephone Board committee meeting in which the trustee participates. The Chairman of the Boards of the Trusts is entitled to an additional annual aggregate fee in the amount of $4,000, and the President and Treasurer of the Trusts is entitled to an additional annual aggregate fee of $2,500 for their services in these respective capacities. The foregoing trustees' and officers' fees are allocated among the portfolios of the Trusts based on their relative net assets. Prior to March 5, 1998, (i) each trustee received an annual aggregate fee of $29,000 for his services as a trustee of the Trusts, plus an additional $2,250 for each in-person Galaxy Board meeting attended and $1,500 for each in-person Galaxy VIP or Galaxy II Board meeting attended not held concurrently with an in-person Galaxy Board meeting, and (ii) the President and Treasurer of the Trusts received the same fees as they are currently paid for their services in these capacities.

     Effective March 1, 1996, each trustee became entitled to participate in The Galaxy Fund, The Galaxy VIP Fund and Galaxy Fund II Deferred Compensation Plans (the "Original Plans"). Effective January 1, 1997, the Original Plans were merged into The Galaxy Fund/The Galaxy VIP Fund/Galaxy Fund II Deferred Compensation Plan (together with the Original Plans, the "Plan"). Under the Plan, a trustee may elect to have his deferred fees treated as if they had been invested by the Trusts in the shares of one or more portfolios in the Trusts, or other types of investment options, and the amount paid to the trustees under the Plan will be determined based upon the performance of such investments.
Deferral of trustees' fees will have no effect on a portfolio's assets, liabilities, and net income per share, and will not obligate the Trusts to retain the services of any trustee or obligate a portfolio to any level of compensation to the trustee. The Trusts may invest in underlying securities without shareholder approval.

     No employee of First Data Investor Services Group, Inc., ("Investor Services Group") receives any compensation from Galaxy for acting as an officer. No person who is an officer, director or employee of Fleet or Oechsle, or any of their respective affiliates, serves as a trustee, officer or employee of Galaxy. The trustees and officers of Galaxy own less than 1% of its outstanding shares.

     The following chart provides certain information about the fees received by Galaxy's trustees in the most recently completed fiscal year.

----------------------------------------------------------------------------------------------
                                                           Pension or
                                                           Retirement       Total Compensation
                                                            Benefits         from Galaxy and
                                                        Accrued as Part     Fund Complex*Paid
                                     Aggregate              of Fund             TO TRUSTEES
  Name of PERSON/POSITION        Compensation FROM          EXPENSES
                                       GALAXY
----------------------------------------------------------------------------------------------
Bradford S. Wellman                   $34,591                 None                $38,500
Trustee
----------------------------------------------------------------------------------------------
Dwight E. Vicks, Jr.                  $38,184                 None                $42,500
Chairman and Trustee
----------------------------------------------------------------------------------------------
Donald B. Miller**                    $34,574                 None                $38,500
Trustee
----------------------------------------------------------------------------------------------
Rev. Louis DeThomasis                 $34,591                 None                $38,500
Trustee
----------------------------------------------------------------------------------------------
John T. O'Neill                       $36,837                 None                $41,000
President, Treasurer
and Trustee
----------------------------------------------------------------------------------------------
James M. Seed**                       $34,574                 None                $38,500
Trustee
----------------------------------------------------------------------------------------------

-------------

*    The "Fund Complex" consists of Galaxy, The Galaxy VIP Fund and Galaxy Fund
     II.

** Deferred compensation (including interest) in the amounts of $35,777 and $40,992 accrued during Galaxy's fiscal year ended October 31, 1997 for Messrs. Miller and Seed, respectively.

SHAREHOLDER AND TRUSTEE LIABILITY

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However,

Galaxy's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of Galaxy, and that every note, bond, contract, order or other undertaking made by Galaxy shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions outside such capacity or some other reason. The Declaration of Trust also provides that Galaxy shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Galaxy, and shall satisfy any judgment thereon. Thus, the risk of shareholder liability is limited to circumstances in which Galaxy itself would be unable to meet its obligations.

     The Declaration of Trust states further that no trustee, officer or agent of Galaxy shall be personally liable for or on account of any contract, debt, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust estate or the conduct of any business of Galaxy; nor shall any trustee be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as trustee. The Declaration of Trust also provides that all persons having any claim against the trustees or Galaxy shall look solely to the trust property for payment.

     With the exceptions stated, the Declaration of Trust provides that a trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been a trustee, and that the Board of Trustees shall indemnify representatives and employees of Galaxy to the same extent to which they themselves are entitled to indemnification.


ADVISORY, SUB-ADVISORY, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS

     Fleet serves as investment adviser to the Funds. In its advisory agreement, Fleet has agreed to provide investment advisory services to the Funds as described in the Prospectuses. Fleet has also agreed to pay all expenses incurred by it in connection with its activities under the advisory agreement other than the cost of securities (including brokerage commissions) purchased for the Funds. See "Expenses" in the Prospectuses.

     For the services provided and expenses assumed by Fleet, Galaxy paid Fleet for the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997 advisory fees (net of expense reimbursements) of $1,797,623, $2,220,230 and $2,860,410, respectively, with respect to the Equity Value Fund; and $3,406,615, $4,746,270 and $6,555,045, respectively, with respect to the Equity Growth Fund. For the fiscal years ended October 31, 1995 and October 31, 1997, Fleet reimbursed advisory fees of $2,347 and $26,924, respectively, with respect to the Equity Value Fund; and $9,296 and $27,033, respectively, with respect to the Equity Growth Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Galaxy paid Fleet advisory fees (net of expense reimbursements) of $1,097,887, $1,533,644 and $1,947,792, respectively, with respect to the Equity Income Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $24,627, $0 and $38,298, respectively, with respect to the Equity Income Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of expense reimbursements) of $807,983, $1,562,481 and $2,610,431, respectively, with respect to the Small Company Equity Fund; and $982,310, $1,447,310 and $2,313,863, respectively, with respect to the Asset Allocation Fund. For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet reimbursed advisory fees of $11,087, $331 and $118,118, respectively, with respect to the Small Company Equity Fund; and $37,161, $12,512 and $19,254, respectively, with respect to the Asset Allocation Fund.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, Fleet received advisory fees (net of fee waivers and expense reimbursements) of $850,924, $1,154,303 and $1,844,037, respectively, with respect to the International Equity Fund. During the same periods, Fleet waived advisory fees of $291,265, $464,938 and $682,009, respectively, with respect to the International Equity Fund. During the fiscal year ended October 31, 1997, Fleet reimbursed advisory fees of $18,362 with respect to the International Equity Fund.

     The advisory agreement provides that Fleet shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of its duties under the advisory agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Fleet in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. Unless sooner terminated, the advisory agreement will continue in effect with respect to a particular Fund until August 10, 1998, and thereafter from year to year as long as such continuance is approved at least annually (i) by the vote of a majority of trustees who are not parties to such advisory agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by Galaxy's Board of Trustees, or by a vote of a majority of the outstanding shares of such Fund. The term "majority of the outstanding shares of such Fund" means, with respect to approval of an advisory agreement, the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The advisory agreement may be terminated by Galaxy or by Fleet on sixty days' written notice, and will terminate immediately in the event of its assignment.

     Oechsle, which is the successor to Oechsle International Advisors, L.P. ("Oechsle L.P."), serves as sub-adviser to the International Equity Fund.
Under its sub-advisory agreement with Fleet, Oechsle determines which securities and other investments will be purchased, retained or sold for the International Equity Fund; places orders for the Fund; manages the Fund's overall cash position; and provides Fleet with foreign broker research and a quarterly review of international economic and investment developments. Fleet, among other things, assists and consults with Oechsle in connection with the International Equity Fund's continuous investment program; approves lists of foreign countries recommended by Oechsle for investment; reviews the Fund's investment policies and restrictions and recommends appropriate changes to the Board of Trustees; and provides the Board of Trustees and Oechsle with information concerning relevant economic and political developments. Oechsle will provide services under this agreement in accordance with the Fund's investment objectives, policies and restrictions. Unless sooner terminated by Fleet or the Board of Trustees upon sixty days' written notice or by Oechsle upon ninety days' written notice, the sub-advisory agreement will continue in effect from year to year as long as such continuance is approved at least annually as described above. For the fiscal year ended October 31, 1997 and for the period from August 12, 1996 through October 31, 1996, Oechsle L.P. received sub-advisory fees of $979,810 and $119,374, respectively, with respect to the International Equity Fund.

     Prior to August 12, 1996, Wellington Management Company served as sub-adviser to the International Equity Fund. For the fiscal year ended October 31, 1995 and for the period from November 1, 1995 through August 11, 1996, Wellington Management Company received sub-advisory fees of $423,376 and $431,198, respectively, with respect to the International Equity Fund.

     Investor Services Group serves as Galaxy's administrator. Under the administration agreement, Investor Services Group has agreed to maintain office facilities for Galaxy, furnish Galaxy with statistical and research data, clerical, accounting, and bookkeeping services, certain other services such as internal auditing services required by Galaxy, and compute the net asset value and net income of the Funds. Investor Services Group prepares the Funds' annual and semi-annual reports to the SEC, federal and state tax returns, and filings with state securities commissions, arranges for and bears the cost of processing share purchase and redemption orders, maintains the Funds' financial accounts and records, and generally assists in all aspects of Galaxy's operations.

     Prior to March 31, 1995, Galaxy's administrator and transfer agent was 440 Financial Group of Worcester, Inc., a wholly-owned subsidiary of State Mutual Life Assurance Company of America. On March 31, 1995, Investor Services Group, a wholly-owned subsidiary of First Data Corporation, acquired all of the assets of 440 Financial Group of Worcester, Inc.

     For the fiscal years ended October 31, 1995, October 31, 1996 and
October 31, 1997, Investor Services Group and/or its predecessors received administration fees (net of waivers) of $210,049, $249,569 and $314,236, respectively, with respect to the Equity Value Fund; $398,623, $532,514 and $716,320, respectively, with respect to the Equity Growth Fund; $130,993, $174,406 and $216,835, respectively, with respect to the Equity Income Fund; $97,015, $141,571 and $222,620, respectively, with respect to the International Equity Fund; $95,582, $137,000 and $222,620, respectively, with respect to the Small Company Equity Fund; and $118,968, $163,060 and $253,881, respectively, with respect to the Asset Allocation Fund. For the fiscal year ended October 31, 1996, Investor Services Group waived administration fees of $1,640, $4,360, $4,570 and $2,010 for the Equity Value Fund, Equity Growth Fund, Small Company Equity Fund and the Asset Allocation Fund, respectively.

CUSTODIAN AND TRANSFER AGENT

     The Chase Manhattan Bank ("Chase Manhattan") serves as custodian to the Funds pursuant to a Global Custody Agreement. Under its custody agreement, Chase Manhattan has agreed to: (i) maintain a separate account or accounts in the name of each Fund; (ii) hold and disburse portfolio securities on account of each Fund; (iii) collect and make disbursements of money on behalf of each Fund;
(iv) collect and receive all income and other payments and distributions on account of each Fund's portfolio securities; (v) respond to correspondence from security brokers and others relating to its duties; and (vi) make periodic reports to the Board of Trustees concerning the Funds' operations. Chase Manhattan is authorized to select one or more banks or trust companies to serve as sub-custodian for the Funds, provided that Chase Manhattan shall remain responsible for the performance of all of its duties under the custodian agreement and shall be liable to the Funds for any loss which shall occur as a result of the failure of a sub-custodian to exercise reasonable care with respect to the safekeeping of the Funds' assets. In addition, Chase Manhattan may employ sub-custodians for the Funds upon prior approval by the Board of Trustees in accordance with the regulations of the SEC, for the purpose of providing custodial services for the foreign assets of those Funds held outside the U.S. The assets of the Funds are held under bank custodianship in compliance with the 1940 Act.

     Investor Services Group also serves as Galaxy's transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement ("Transfer Agency Agreement"). Under the Transfer Agency Agreement, Investor Services Group has agreed to: (i) issue and redeem shares of each Fund; (ii) transmit all communications by each Fund to its shareholders of record, including reports to shareholders, dividend and distribution notices and proxy materials for meetings of shareholders; (iii) respond to correspondence by security brokers and others relating to its duties; (iv) maintain shareholder accounts; and (v) make periodic reports to the Board of Trustees concerning Galaxy's operations.


                               PORTFOLIO TRANSACTIONS

     The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. Transactions in equity securities on U.S. stock exchanges for the Funds involve the payment of negotiated brokerage commissions. On U.S. stock exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, Fleet and Oechsle will normally deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     For the fiscal years ended October 31, 1995, October 31, 1996 and
October 31, 1997, the Equity Value Fund paid brokerage commissions aggregating $588,613, $790,862 and $934,709, respectively; the Equity Growth Fund paid brokerage commissions aggregating $192,433, $539,416 and $7,006,331, respectively; the Equity Income Fund paid brokerage commissions aggregating $108,082, $217,231 and $201,407, respectively, the Asset Allocation Fund paid brokerage commissions aggregating $101,436, $112,582 and $155,296, respectively; the Small Company Equity Fund paid brokerage commissions aggregating $109,014, $258,606 and $354,910, respectively; and the International Equity Fund paid brokerage commissions aggregating $341,377, $1,155,060 and $851,919, respectively.

     The Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year. In purchasing or selling securities for the Funds, Fleet or Oechsle will seek to obtain the best net price and the most favorable execution of orders. To the extent that the execution and price offered by more than one broker/dealer are comparable, Fleet or Oechsle may effect transactions in portfolio securities with broker/dealers who provide research, advice or other services such as market investment literature.

     Except as permitted by the SEC or applicable law, the Funds will not acquire portfolio securities from, make savings deposits in, enter into repurchase or reverse repurchase agreements with, or sell securities to, Fleet, Oechsle, Investor Services Group, or their affiliates, and will not give preference to affiliates and correspondent banks of Fleet with respect to such transactions.

     Galaxy is required to identify any securities of its "regular brokers or dealers" that the Funds have acquired during Galaxy's most recent fiscal year. At October 31, 1997, (1) the Asset Allocation Fund held 1,961,375 shares of common stock of Chase Manhattan Corp. with a value of $1,961,375; (2) the Equity Value Fund held 56,8000 shares of common stock of Chase Manhattan Corp. with a value of $6,553,300 and held 50,000 shares of common stock of Merrill Lynch & Co., Inc. with a value of $3,381,250; (3) the Equity Growth Fund held 175,000 shares of common stock of Chase Manhattan Corp. with a value of $20,190,625. Chase Manhattan Corp. and Merrill Lynch & Co. Inc. are considered "regular brokers or dealers" of Galaxy.

     Investment decisions for each Fund are made independently from those for the other Funds and portfolios of Galaxy and for any other investment companies and accounts advised or managed by Fleet or Oechsle. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund, another portfolio of Galaxy, and/or another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which Fleet or Oechsle believes to be equitable to the Fund and such other portfolio, investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by such Fund. To the extent permitted by law, Fleet or Oechsle may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for Galaxy's other Funds and portfolios, or other investment companies or accounts in order to obtain best execution.

                             SHAREHOLDER SERVICES PLAN

     As stated in the Prospectuses for each Fund, Galaxy may enter into agreements ("Servicing Agreements") pursuant to its Shareholder Services Plan ("Services Plan") with Institutions and other organizations (including Fleet Bank and its affiliates) (collectively, "Service Organizations") pursuant to which Service Organizations will be compensated by Galaxy for offering to provide certain administrative and support services to Customers who are the beneficial owners of Retail A Shares and Trust Shares of a Fund. As of October 31, 1997, Galaxy had entered into Servicing Agreements only with Fleet Bank and affiliates.

     Each Servicing Agreement between Galaxy and a Service Organization relating to the Services Plan requires that, with respect to those Funds which declare dividends on a daily basis, the Service Organization agree to waive a portion of the servicing fee payable to it under the Services Plan to the extent necessary to ensure that the fees required to be accrued with respect to the Retail A Shares of such Funds on any day do not exceed the income to be accrued to such Retail A Shares on that day.

     For the fiscal years ended October 31, 1995, October 31, 1996 and October 31, 1997, payments to Service Organizations totaled $245,304, $331,670 and $440,920, respectively, with respect to Retail A Shares of the Equity Value Fund; $237,326, $356,642 and $558,695, respectively, with respect to Retail A Shares of the Equity Growth Fund; $203,471, $309,334 and $434,674, respectively, with respect to Retail A Shares of the Equity Income Fund; $93,434, $79,239 and $102,465, respectively, with respect to Retail A Shares of the International Equity Fund; $102,102, $172,887 and $287,068, respectively, with respect to Retail A Shares of the Small Company Equity Fund; and $205,546, $267,695 and $412,384, respectively, with respect to Retail A Shares of the Asset Allocation Fund.

     Galaxy's Servicing Agreements are governed by the Services Plan that has been adopted by Galaxy's Board of Trustees in connection with the offering of Retail A Shares of each Fund. Pursuant to the Services Plan, the Board of Trustees reviews, at least quarterly, a written report of the amounts paid under the Servicing Agreements and the purposes for which the expenditures were made. In addition, the arrangements with Service Organizations must be approved annually by a majority of Galaxy's trustees, including a majority of the trustees who are not "interested persons" of Galaxy as defined in the 1940 Act and who have no direct or indirect financial interest in such arrangements (the "Disinterested Trustees").

     The Board of Trustees has approved Galaxy's arrangements with Service Organizations based on information provided by Galaxy's service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording Galaxy greater flexibility in connection with the efficient servicing of the accounts of the beneficial owners of Retail A Shares of the Funds. Any material amendment to Galaxy's arrangements with Service Organizations must be approved by a majority of Galaxy's Board of Trustees (including a majority of the Disinterested Trustees). So long as Galaxy's arrangements with Service Organizations are in effect, the selection and nomination of the members of

Galaxy's Board of Trustees who are not "interested persons" (as defined in the 1940 Act) of Galaxy will be committed to the discretion of such Disinterested Trustees.


                           DISTRIBUTION AND SERVICES PLAN

     Galaxy has adopted a Distribution and Services Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to Retail B Shares of the Funds. The 12b-1 Plan is described in the applicable Prospectus.

     Under the 12b-1 Plan, payments by Galaxy (i) for distribution expenses may not exceed .65% (annualized) of the average daily net assets attributable to such Funds' outstanding Retail B Shares, (ii) to an Institution for shareholder liaison services and/or administrative support services may not exceed .25% (annualized) and .25% (annualized), respectively, of the average daily net assets attributable to each such Funds' outstanding Retail B Shares which are owned of record or beneficially by that Institution's Customers for whom the Institution is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, Galaxy intends to limit the Funds' payments for shareholder liaison and administrative support services under the 12b-1 Plan to an aggregate fee of not more than .30% (on an annualized basis) of the average daily net asset value of Retail B Shares owned of record or beneficially by Customers of Institutions.

     Payments for distribution expenses under the 12b-1 Plan are subject to Rule 12b-1 (the "Rule") under the 1940 Act. The Rule defines distribution expenses to include the cost of "any activity which is primarily intended to result in the sale of Galaxy shares." The Rule provides, among other things, that an investment company may bear such expenses only pursuant to a plan adopted in accordance with the Rule. In accordance with the Rule, the 12b-1 Plan provides that a report of the amounts expended under the 12b-1 Plan, and the purposes for which such expenditures were incurred, will be made to the Board of Trustees for its review at least quarterly. The 12b-1 Plan provides that it may not be amended to increase materially the costs which Retail B Shares of a Fund may bear for distribution pursuant to the 12b-1 Plan without shareholder approval, and that any other type of material amendment must be approved by a majority of the Board of Trustees, and by a majority of the trustees who are neither "interested persons" (as defined in the 1940 Act) of Galaxy nor have any direct or indirect financial interest in the operation of the 12b-1 Plan or in any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments (the "Disinterested Trustees").

     For the fiscal year ended October 31, 1997, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees under the 12b-1 Plan:
$50,897 in distribution fees and $21,199 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $75,906 in distribution fees and $34,034 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $55,371 in distribution fees and $23,556 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $99,219 in distribution fees and $44,293 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation

Fund. For the fiscal year ended October 31, 1997, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     For the period from March 4, 1996 (date of initial public offering of Retail B Shares) through October 31, 1996, Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds bore the following distribution and shareholder servicing fees until the 12b-1 Plan:
$3,518 in distribution fees and $1,624 in shareholder servicing fees with respect to Retail B Shares of the Equity Value Fund; $7,613 in distribution fees and $3,514 in shareholder servicing fees with respect to Retail B Shares of the Equity Growth Fund; $7,282 in distribution fees and $3,361 in shareholder servicing fees with respect to Retail B Shares of the Small Company Equity Fund; and $6,389 in distribution fees and $2,949 in shareholder servicing fees with respect to Retail B Shares of the Asset Allocation Fund. For the fiscal year ended October 31, 1996, all amounts paid under the 12b-1 Plan were attributable to payments to broker-dealers.

     Galaxy's Board of Trustees has concluded that there is a reasonable likelihood that the 12b-1 Plan will benefit the Funds and holders of Retail B Shares. The 12b-1 Plan is subject to annual reapproval by a majority of the Disinterested Trustees and is terminable at any time with respect to any Fund by a vote of a majority of such Trustees or by vote of the holders of a majority of the Retail B Shares of the Fund involved. Any agreement entered into pursuant to the 12b-1 Plan with a Service Organization is terminable with respect to any Fund without penalty, at any time, by vote of a majority of the Disinterested Trustees, by vote of the holders of a majority of the Retail B Shares of such Fund, by FD Distributors or by the Service Organization. An agreement will also terminate automatically in the event of its assignment.

     As long as the 12b-1 Plan is in effect, the nomination of the trustees who are not interested persons of Galaxy (as defined in the 1940 Act) must be committed to the discretion of such Disinterested Trustees.


                                    DISTRIBUTOR

     First Data Distributors, Inc., a wholly-owned subsidiary of Investor Services Group, serves as Galaxy's distributor. On March 31, 1995, Investor Services Group acquired all of the issued and outstanding stock of FD Distributors. Prior to that time, FD Distributors was a wholly-owned subsidiary of 440 Financial Group of Worcester, Inc. and an indirect subsidiary of State Mutual Life Assurance Company of America.

     Unless otherwise terminated, the Distribution Agreement between Galaxy and FD Distributors remains in effect until May 31, 1999, and thereafter will continue from year to year upon annual approval by Galaxy's Board of Trustees, or by the vote of a majority of the outstanding shares of Galaxy and by the vote of a majority of the Board of Trustees of Galaxy who are not parties to the Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement will terminate in the event of its assignment, as defined in the 1940 Act.

     FD Distributors is entitled to the payment of a front-end sales charge on the sale of Retail A Shares of the Funds as described in the applicable Prospectus. For the fiscal year ended October 31, 1997, FD Distributors received front-end sales charges in connection with Retail A Share purchases as follows: Equity Value Fund -- $451,771; Equity Growth Fund -- $491,165; Equity Income Fund -- $592,347; International Equity Fund -- $320,935; Small Company Equity Fund -- $343,614; and Asset Allocation Fund -- $1,010,359. Of these amounts, the Distributor and affiliates of Fleet retained $0 and $451,771, respectively, with respect to the Equity Value Fund; $0 and $491,165, respectively, with respect to the Equity Growth Fund; $0 and $592,347, respectively, with respect to the Equity Income Fund; $0 and $320,935, respectively, with respect to the International Equity Fund; $0 and $343,614, respectively, with respect to the Small Company Equity Fund; and $0 and $1,010,359, respectively, with respect to the Asset Allocation Fund.

     FD Distributors is also entitled to the payment of contingent deferred sales charges upon the redemption of Retail B Shares of the CDSC Funds. For the fiscal year ended October 31, 1997, FD Distributors received contingent deferred sales charges in connection with Retail B Share redemptions as follows: Equity Value Fund -- $21,384; Equity Growth Fund -- $28,379; Small Company Equity Fund -- $34,481; and Asset Allocation Fund -- $57,559. All such amounts were paid to affiliates of Fleet.

     The following table shows all sales charges, commissions and other compensation received by FD Distributors directly or indirectly from the Funds during the fiscal year ended October 31, 1997:

           Fund                Net Underwriting           Compensation on               Brokerage                   Other
           ----                 Discounts and              Redemption and            Commissions in            Compensation(3)
                                Commissions(1)             Repurchase(2)             Connection with           ---------------
                                --------------             -------------            Fund Transactions
                                                                                    -----------------
Equity Value                        $  473,155                   $21,384                       $    0                 $494,552

Equity Growth                       $  519,543                   $28,379                       $    0                 $556,499

Equity Income                       $  592,347                      $N/A                       $    0                 $421,303

International                       $  320,935                      $N/A                       $    0                 $108,934
  Equity

Small Company                       $  378,095                   $34,481                       $    0                 $350,051
  Equity

Asset                               $1,067,918                   $57,559                       $    0                 $517,061
  Allocation

----------------------

(1) Represents amounts received from front-end sales charges on Retail A Shares and commissions received in connection with sales of Retail B Shares.
(2) Represents amounts received from contingent deferred sales charges on Retail B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Retail B Shares. All such amounts were paid to affiliates of Fleet.
(3) Represents payments made under the Shareholder Services Plan and Distribution and Services Plan during the fiscal year ended October 31, 1997, which includes fees accrued in the fiscal year ended October 31, 1996, which were paid in 1997 (see "Shareholder Services Plan" and "Distribution and Services Plan" above).


                                      AUDITORS

     PricewaterhouseCoopers LLP, independent certified public accountants, with offices at One Post Office Square, Boston, Massachusetts 02109, serve as auditors to Galaxy. The financial highlights for the respective Funds included in their Prospectuses and the financial statements for the Funds contained in Galaxy's Annual Report to Shareholders and incorporated by reference into this Statement of Additional Information for the respective fiscal periods ended October 31 of each calendar year have been audited by PricewaterhouseCoopers LLP for the periods included in their report thereon which appears therein.


                                      COUNSEL

     Drinker Biddle & Reath LLP (of which W. Bruce McConnel, III, Secretary of Galaxy, is a partner), 1345 Chestnut Street, Suite 1100, Philadelphia, Pennsylvania 19107, are counsel to Galaxy and will pass upon certain legal matters on its behalf.

                         PERFORMANCE AND YIELD INFORMATION

     The Funds' 30-day (or one month) standard yields described in their Prospectuses are calculated separately for each series of shares in each Fund in accordance with the method prescribed by the SEC for mutual funds:

                                          6
               YIELD = 2[(( a - b)/cd +1 )  - 1]

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of
               reimbursements);

          c = average daily number of shares outstanding during the period, entitled to receive dividends; and

          d = maximum offering price per share on the last day of the period.

For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Except as noted below, interest earned on debt obligations held by a Fund is calculated by computing the yield to maturity of each obligation based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula).

     With respect to mortgage or receivables-backed obligations that are expected to be subject to monthly payments of principal and interest ("pay-downs"), (i) gain or loss attributable to actual monthly pay-downs are accounted for as an increase or decrease to interest income during the period, and (ii) each Fund may elect either (a) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average date is not available or (b) not to amortize discount or premium on the remaining security.

     Based on the foregoing calculation, the standard yield for Retail A Shares of the Equity Value, Equity Growth, Equity Income, International Equity, Small Company Equity, Asset Allocation and Strategic Equity Funds for the 30-day period ended April 30, 1998 were 1.13%, 0.35%, 0.80%, -1.23%,
1.20%, 1.96% and -0.07%, respectively.

     Based on the foregoing calculation, the standard yield for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity, Asset Allocation and Strategic Equity Funds for the 30-day period ended April 30, 1998 were 0.48%, -1.06%, 0.52% 1.36% and -0.77%, respectively.

     Each Fund that advertises its "average annual total return" computes such return separately for each series of shares by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

                                       1/n
                      T = [(ERV/P) - 1]

     Where:    T =    average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the l, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =    hypothetical initial payment of $1,000; and

               n =    period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns separately for each series of shares by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

     Aggregate Total Return = [(ERV/P) - l]

     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all nonrecurring charges at the end of the measuring period. In addition, the Funds' Retail Shares average annual total return and aggregate total return quotations will reflect the deduction of the maximum sales load charged in connection with purchases of Retail A Shares or redemptions of Retail B Shares.

     Aggregate total return for Retail A Shares of the Equity Value Fund for the period September 1, 1988 (inception) to April 30, 1998 was 312.16%. From September 1, 1988 (inception) to April 30, 1998, the average annual total return for Retail A Shares of the Equity Value Fund was 15.79%. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the Equity Value Fund were 35.69% and 20.49%, respectively.

     Aggregate total returns for Retail A Shares of the Equity Growth and Equity Income Funds from December 14, 1990 (inception) to April 30, 1998 were 242.24% and 198.36%, respectively. From December 14, 1990 (inception) to April 30, 1998, average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 18.15% and 15.98%, respectively. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the Equity Growth and Equity Income Funds were 37.44% and 19.70%, and 26.92% and 17.09%, respectively.

     Aggregate total returns for Retail A Shares of the Small Company Equity Asset Allocation and; International Equity Funds from December 30, 1991 (inception) to April 30, 1998 were 149.13%, 97.78% and 111.34%, respectively. From December 30, 1991 (inception) to April 30, 1998, average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 15.51%, 12.54% and 11.37%, respectively. For the one-year and five-year periods ended April 30, 1998, the average annual total returns for Retail A Shares of the Small Company Equity, Asset Allocation and International Equity Funds were 40.70% and 20.21%, 20.11% and 13.84%, and 24.63% and 12.88%, respectively.

     Aggregate total return for Retail A Shares of the Strategic Equity Fund for the period from March 4, 1998 (inception) to April 30, 1998 was -2.12%.

     Aggregate total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds from March 4, 1996 (date of their initial public offering) to April 30, 1998 were 63.45%, 65.12%, 40.44% and 40.14%, respectively. From March 4, 1996 (date of their initial public offering) through April 30, 1998, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 25.59%, 26.19%, 17.06% and 16.94%, respectively. For the one-year period ended April 30, 1998, the average annual total returns for Retail B Shares of the Equity Value, Equity Growth, Small Company Equity and Asset Allocation Funds were 34.90%, 36.80%, 40.27% and 18.82%, respectively.

     Aggregate total return for Retail B Shares of the Strategic Equity Fund for the period from March 4, 1998 (inception) to April 30, 1998 was -4.21%.

     As stated in the Prospectus, the Funds may also calculate total return quotations without deducting the maximum sales charge imposed on purchases of Retail A Shares or redemptions of Retail B Shares. The effect of not deducting the sales charge will be to increase the total return reflected.


                                   MISCELLANEOUS

     As used in the Prospectus, "assets belonging to a particular series of a Fund" means the consideration received by Galaxy upon the issuance of shares in that particular series of the Fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds and a portion of any general assets of Galaxy not belonging to a particular series or Fund. In determining the net asset value of a particular series of a Fund, assets belonging to the particular series of the Fund are charged with the direct liabilities in respect of that series and with a share of the general liabilities of Galaxy, which are allocated in proportion to the relative asset values of the respective series and Funds at the time of allocation. Subject to the provisions of Galaxy's Declaration of Trust, determinations by the Board of Trustees as to the direct and allocable liabilities, and the allocable portion of any general assets with respect to a particular series or Fund, are conclusive.

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios (including shares of the Institutional Treasury Money Market Fund) were as follows: Money Market
Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000150286 (99.79%); Tax-Exempt Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000007717 (100.00%); Government Money Market Fund --Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14368, Account 00000012621 (98.18%); U.S. Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000015922 (91.26%);
Institutional Treasury Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main Street, NY/RO/TO3C, Rochester, NY 14638, Account 00000000019 (88.02%); Luitpold Pharmaceuticals, Inc., Kirk Sobecki, CFO, One Luitpold Drive, Shirley, NY 11967, (12.66%); Equity Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000064 (76.76%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003294 (17.27%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/T04A, Rochester, NY 14683, Account 00000011551 (5.88%); Equity Growth Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000082 (69.69%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000010017 (15.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000030718

(14.66%); Equity Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000015771 (49.58%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000003748 (35.00%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14683, Account 00000000037 (14.37%); International Equity Fund --Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (43.72%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000876 (39.22%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000004088 (13.60%); Growth and Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503793 (66.29%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503873 (27.27%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638, Account 0500503837 (6.43%); Asset Allocation Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (91.42%). Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000002598 (6.73%); Small Company Equity -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (66.17%); Gales & Co.,
Fleet Investment Services, Mutual Funds Unit, 159 Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (24.19%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (7.06%); Small Cap Value Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503999 (62.82%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503917 (18.99%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05000503953 (17.64%); Intermediate Government Income Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000038408 (39.89%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000007183 (33.03%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (27.08%); High Quality Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (66.15%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001465 (21.14%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006095 (12.18%); Gales & Co., Fleet Investment Services, Mutual Funds Unit
- NY/RO/TO4A, 159 East Main Street, Rochester, NY 14638 (66.67%); Short-Term Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000008627 (34.17%); Gales & Co., Fleet Investment Services, Mutual Funds Unit,

159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000064 (47.52%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001090 (18.17%); Tax-Exempt Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005899 (39.27%); Gales & Co, Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000028 (38.05%); Gales and Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000670 (22.68%);
Connecticut Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (77.47%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000037 (21.91%); Massachusetts Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (53.36%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000073 (46.64%); Corporate Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, NY/RO/TO4A, Rochester, NY 14638, Account 00000000046 (47.32%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000006102 (39.21%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001492 (6.30%); New York Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000000019 (13.68%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000001107 (75.01%); Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 00000005292 (11.32%); New Jersey Municipal Bond Fund -- Gales & Co., Fleet Investment Services, Mutual Fund Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115489 (56.67%); Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115504 (43.33%); and Strategic Equity Fund -- Gales & Co., Fleet Investment Services, Mutual Funds Unit, 159 East Main Street, NY/RO/TO4A, Rochester, NY 14638, Account 05100115522 (95.86%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail A Shares of each of Galaxy's investment portfolios (including shares of the Connecticut Municipal Money Market and Massachusetts Municipal Money Market Funds) were as follows: Money Market Fund -- US Clearing, A Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 05100115684 (5.23%); Tax-Exempt Money Market Fund -- Hope H. Van Beuren, P.O. Box 4098, Middletown, RI 02842, Account 00000025010 (7.61%); U.S. Treasury
Money Market Fund -- US Clearing, a Division of Fleet Securities Inc., 26 Broadway, New York, NY 10004, Account 5100115684 (10.77%); Massachusetts Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638, Account 05100058503 (47.76%); Connecticut Municipal Money Market Fund -- Fleet New York, Fleet Investment Services, 159 East Main St., NY/RO/TO3C, Rochester, NY 14638,

Account 05100058521 (29.67%); Massachusetts Municipal Bond Fund -- New England Realty Associates, Robert Blank, Ronald Brown, Howard Brown & Carl Valeri, 39 Brighton Ave., Boston, MA 02128, Account 05100587013 (5.78%); Lawrence Levine & Susan Levine (JTWROS), 40 Southpoint, Ipswich, MA 01938, (5.08%); Rhode Island Municipal Bond Fund - Gales & Co.. Fleet Investment Services, Mutual Funds Unit - NY/RO/TO4A. 159 East Main Street, Rochester, NY 14638, Account 00000001492 (38.33%); James R. McCulloch, c/o Microfibre, PO Box 1208, Pawtucket, RI 02860, Account 05000414933 (7.45%); New York
Municipal Bond Fund - Marilyn J. Brantley, PO Box 65, 7276 Ramsey Road, Belfast, NY 14711, Account 5100977627 (10.77%); and New Jersey Municipal Bond Fund -- Jeffery W Golden, 7 Hampton Ridge CT, Old Tappan, NJ 07675, Account 05100780704 (23.40%); NFSC FEBO # BHN-183671, Finley G. Auld, Virginia Auld, 25 Normandy Court, Ho Ho Kus, NJ 07423, (55.63%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held of record more than 5% of the outstanding Retail B Shares of each of Galaxy's investment portfolios were as follows: Money Market Fund -- Richard Bothwell & Kyra Bothwell (JTWROS) 558 Hoyt St., Darien, CT, 06820, Account 5100588904 (17.40%); Steven R. Schwartz, 2393 Lake Elmo Avenue N, Lake Elmo, MN 55042-8407, Account 5100583213 (6.77%); Thomas A. Dowd, Myrna L. Dowd (JTWROS), 9 Cypress Ave., Shrewsbury, MA 01545, Account 05100563501 (6.21%); Paul Dworkin & Barbara C. Dworkin (JTWROS), 884 Meadow Lane, Niskayuna, NY 12309, (6.80%); High Quality Bond Fund -- E.L. Bradley and Co., Inc., 18 Meadow Brook Lane, Unit 3, Easton, MA 02375, Account 05100649206, (5.06%); Short-Term Bond Fund - Michael J. Palmer, 79 Candlewood Road, Groton, CT 06340, Account 5100969967 (8.41%); Gabriella Dulac & Alain Dulac(JTWROS) 40 Dix Road, Wethersfield, CT 06109, Account 5100818032, (6.31%); Elizabeth Mugar, 10 Chestnut St. Apt. 1808, Springfield, MA 01103, Account 5100760012 (5.34%); Tax-Exempt Bond Fund -- David Fendler & Sylvia Fendler(JTWROS), 72 Brinkerhoff Ave., Stamford, CT 06905, Account 05100255354, (9.88%); Doris M. Peloguin, 43 Keene Street, Providence, RI 02906-1520, Account 05100506413, (6.70%); NFSC FEBO # AAD-181030, Carol & Ali E. Guy, 14 Thomas Street, Scarsdale, NY 10583, Account 7000076164, (5.38%); and Strategic Equity Fund -- Yuet Kum Ku, 7 Mason Street, Malden, MA 02148, Account 05100918601, (5.16%); Claire M. Dileone & Susan F. Torre (JTWROS), 260 Waybosset Street, New Haven, CT 06513, (6.71%); Betsey Tan, 7 Donovan's Lane, Natiek, MA 01760, (13.68%).

     As of September 8, 1998, the name, address and share ownership of the entities or persons that held beneficially more than 5% of the outstanding Trust Shares of each of Galaxy's investment portfolios were as follows:
Money Market Fund--Stable Asset Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (8.21%); Tax-Exempt Money Fund--Robert W. Doyle Irrevocable Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.20%); Government Money Fund--Brown University Non-Exp. Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); U.S. Treasury Money Fund, Loring Walcott Client Sweep Acct., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (19.60%); Equity Value Fund--Fleet Savings Plus Equity Value, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (18.77%); Equity Growth Fund--Fleet Savings Plus Equity Growth, c/o Norstar Trust Co., Gales & Co., 159 East Main,

Rochester, NY 14638, (23.20%); Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.22%); International Equity Fund--FFG International Equity Fund, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (14.27%); Fleet Savings Plus-Intl Equity, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (9.77%); Intermediate Govt. Inc.--Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.82%); Strategic Equity Fund--FFG Retirement & Pension VDG, c/o Fleet Financial Group, 159 East Main, Rochester, NY 14638, (79.15%); Perstorp Retirement Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (16.71%); High Quality Bond Trust--Fleet Savings Plus Plan-HQ Bond, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (23.06%); Short Term Bond Fund--Swarovski North America Ret. Plan, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (6.50%); Asset Allocation Fund--Fleet Savings Plus-Asset Allocation, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.07%); Small Company Equity Fund--Fleet Savings Plus-Small Company, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (31.07%); Tax Exempt Fund Bond-- Nusco Retiree Health VEBA Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (36.11%); Connecticut Municipal Bond Fund--Florence M. Roberts, IMA Agency, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.25%); Corporate Bond Fund--Cole Hersee Pension Plan, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (7.41%); Growth Income Fund--Fleet Savings Plus-Growth Income, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (44.30%); Small Cap Value Fund--FFG Emp. Ret. Misc. Assets SNC, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (30.74%); Institutional Government Fund-- Aeroflex Inc. CAPFOC, c/o Norstar Trust, c/o Gales & Co., 159 East Main, Rochester, NY 14638, (7.43%); New Jersey Municipal Bond Fund--Perillo Tours, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (27.60%); Royal Chambord IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY, 14638, (13.80%); McKee Wendell A. Marital Trust, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (13.70%); Varco Inc. IMA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (6.90%); Tiernan Diana V IA, c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.93%); and Dunnington, Ruth U., c/o Norstar Trust Co., Gales & Co., 159 East Main, Rochester, NY 14638, (5.51%).


                                FINANCIAL STATEMENTS

     Galaxy's Annual Report to Shareholders with respect to the Funds for the fiscal year ended October 31, 1997 and Semi-Annual Report to Shareholders with respect to the Funds for the period ended April 30, 1998 have been filed with the Securities and Exchange Commission. The financial statements in such Annual Report and Semi-Annual Report (the "Financial Statements") are incorporated by reference into this Statement of Additional Information. The Financial Statements included in the Annual Report for the Funds for the fiscal year ended October 31, 1997 have been audited by Galaxy's independent accountants, PricewaterhouseCoopers LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. The Financial Statements included in the Semi-Annual Report for the period ended April 30, 1998 are unaudited.

                                     APPENDIX A

                          DESCRIPTION OF SECURITIES RATINGS

     The following is a description of the securities ratings of Duff & Phelps Credit Rating Co. ("D&P"), Fitch IBCA, ("Fitch IBCA"), Standard & Poor's Ratings Group, Division of McGraw Hill ("S&P"), Moody's Investors Service, Inc. ("Moody's"), and Thomson BankWatch, Inc. ("Thomson").

CORPORATE AND TAX-EXEMPT BOND RATINGS

     The four highest ratings of D&P for tax-exempt and corporate fixed-income securities are AAA, AA, A and BBB. Securities rated AAA are of the highest credit quality. The risk factors are considered to be negligible, being only slightly more than for risk-free U.S. Treasury debt. Securities rated AA are of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Securities that are rated "A" have protection factors that are average but adequate. However, risk factors are more variable and greater in periods of economic stress. Securities that are rated "BBB" have below average protection factors but are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Fitch IBCA for tax-exempt and corporate bonds are AAA, AA, A and BBB. Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category. AAA bonds are considered to be investment grade and of the highest credit quality. The obligor is judged to have an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+. A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     The four highest ratings of S&P for tax-exempt and corporate bonds are AAA, AA, A and BBB. Bonds rated AAA bear the highest rating assigned by S&P to a debt obligation and the AAA rating indicates in its opinion an extremely strong capacity to pay interest and repay principal. Bonds rated AA by S&P are judged by it to have a very strong capacity to pay interest and repay principal, and they differ from AAA issues only in small degree. Bonds rated A are considered to have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds of a higher rated category. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas such bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for higher rated categories. The AA, A and BBB ratings may be modified by an addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

     The four highest ratings of Moody's for tax-exempt and corporate bonds are Aaa, Aa, A and Baa. Tax-exempt and corporate bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards." Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large or fluctuations of protective elements may be of greater amplitude or there may be other elements which make the long-term risks appear somewhat larger. Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future. Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Moody's may modify a rating of Aa, A or Baa by adding numerical modifiers of 1, 2 or 3 to show relative standing within these categories. The foregoing ratings are sometimes presented in parentheses preceded with a "con" indicating the bonds are rated conditionally. Such parenthetical rating denotes the probable credit stature upon completion of construction or elimination of the basis of the condition.

CORPORATE AND TAX-EXEMPT COMMERCIAL PAPER RATINGS

     The highest rating of D&P for commercial paper is Duff 1. D&P employs three designations, Duff 1 plus, Duff 1 and Duff 1 minus, within the highest rating category. Duff 1 plus indicates highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is judged to be "outstanding, and safety is just below risk-free U.S. Treasury short-term obligations." Duff 1 indicates very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are considered to be minor. Duff 1 minus indicates high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 indicates good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 indicates satisfactory liquidity and other protection factors qualify such issues as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 indicates speculative investment characteristics.

     Fitch IBCA's short-term ratings apply to tax-exempt and corporate debt obligations that are payable on demand or have original maturities of up to three years. The four highest ratings of Fitch IBCA for short-term securities are F-1+, F-1, F-2 and F-3. F-1+ securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 securities possess good credit quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories. F-3 securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

     S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market. Issues assigned A-1 ratings, in S&P's opinion, indicate that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be denoted with a plus (+) designation. Issues rated A-2 by S&P indicate that capacity for timely payment on these issues is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have an adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes and circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only a speculative capacity for timely payment.

     Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Issuers rated Prime-1 (or related supporting institutions) in the opinion of Moody's "have a superior capacity for repayment of short-term promissory obligations." Principal repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This capacity will normally be evidenced by many of the characteristics of Prime-1 rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

     Thomson commercial paper ratings assess the likelihood of an untimely or incomplete payment of principal or interest of debt having a maturity of one year or less, which is issued by a bank holding company or an entity within the holding company structure. The designation TBW-1 represents the highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. The designation TBW-2 represents the second highest rating category and indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1. The designation TBW-3 represents the lowest investment grade category and indicates that while more susceptible to adverse developments (both internal and external) than obligations with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TAX-EXEMPT NOTE RATINGS

     A S&P rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. Notes rated SP-1 are issued by issuers that exhibit very strong or strong capacity to pay principal and interest.
Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation. Notes rated SP-2 are issued by issuers that exhibit satisfactory capacity to pay principal and interest. Notes rated SP-3 are issued by issuers that exhibit speculative capacity to pay principal and interest.

     Moody's ratings for state and municipal notes and other short-term loans are designated MIG and variable rate demand obligations are designated VMIG. Such ratings recognize the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1 or VMIG-1 are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Loans bearing the designation MIG-2 or VMIG-2 are of high quality, with margins of protection ample although not so large as with loans rated MIG-1 or VMIG-1. Loans bearing the designation MIG-3 or VMIG-3 are of favorable quality with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established. Loans bearing the designation MIG-4 or VMIG-4 are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

     Fitch IBCA uses its short-term ratings described above under "Corporate and Tax-Exempt Commercial Paper Ratings" for tax-exempt notes.

                                     APPENDIX B

     As stated in the applicable Prospectuses, the MidCap Equity and Strategic Equity Funds may enter into futures transactions for hedging purposes. The following is a description of such transactions.

I.   INTEREST RATE FUTURES CONTRACTS

     USE OF INTEREST RATE FUTURES CONTRACTS. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which they hope to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     DESCRIPTION OF INTEREST RATE FUTURES CONTRACTS. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by a Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by a Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     EXAMPLE OF FUTURES CONTRACT SALE. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). Fleet wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and Fleet believes that, because of an anticipated rise in interest rates, the value will decline to 95. The Fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The adviser could be wrong in its forecast of interest rates, and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     EXAMPLE OF FUTURES CONTRACT PURCHASE. A Fund would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. Fleet wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and Fleet believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 9 1/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of 98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     Fleet could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II.  MARGIN PAYMENTS

     Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with Galaxy's custodian an amount of cash or liquid portfolio securities, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Fleet may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

III. RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     There are several risks in connection with the use of futures by the MidCap Equity and Strategic Equity Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments that are the subject of the hedge.
The price of the futures may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Funds involved will experience either a loss or gain on the futures, which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, a Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the investment adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by Fleet. It is also possible that, where a Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by a Fund, an amount of cash and liquid portfolio securities, equal to the market value of the futures contracts, will be deposited in a segregated account with Galaxy's custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions that could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to Fleet's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.